                                                                  EXECUTION COPY

















                       FOURTH AMENDMENT AND RESTATEMENT OF
                                CREDIT AGREEMENT

                          Dated as of October 22, 2003

                                      among

                      PEGASUS MEDIA & COMMUNICATIONS, INC.

                            THE SEVERAL LENDERS FROM
                           TIME TO TIME PARTIES HERETO


                                       and

                             BANK OF AMERICA, N.A.,
                    as Administrative Agent for such Lenders,








================================================================================

                         BANC OF AMERICA SECURITIES LLC,
                              as Sole Lead Arranger

                                                  TABLE OF CONTENTS
SECTION                                                                                                    PAGE NO.

RECITALS..........................................................................................................1
--------


I-A.  PRELIMINARY MATTERS.........................................................................................2


I.  GENERAL TERMS.................................................................................................2

         Section 1.01.     Revolver Facilities....................................................................2
         Section 1.02.     Letters of Credit......................................................................3
         Section 1.03.     Initial Term Loans.....................................................................3
         Section 1.04.     Incremental Term Loans.................................................................4
         Section 1.04A.    Tranche D Term Loans...................................................................5
         Section 1.05.     Interest on the Notes..................................................................5
         Section 1.06.     Type of Loan...........................................................................7
         Section 1.07.     Loan Disbursements.....................................................................8
         Section 1.08.     Voluntary Prepayments..................................................................8
         Section 1.09.     Mandatory Prepayments..................................................................9
         Section 1.09A.    Prepayments in Connection with this Agreement.........................................18
         Section 1.10.     [Intentionally Omitted]...............................................................19
         Section 1.11.     Requirements of Law...................................................................19
         Section 1.12.     Limitations on LIBOR Loans; Illegality................................................20
         Section 1.13.     Taxes.................................................................................21
         Section 1.14.     Indemnification.......................................................................22
         Section 1.15.     Payments Under the Notes..............................................................23
         Section 1.16.     Set-Off, Etc..........................................................................24
         Section 1.17.     Pro Rata Treatment; Sharing; Payments after Default...................................24
         Section 1.18.     Non-Receipt of Funds by the Agent.....................................................25
         Section 1.19.     Replacement of Notes..................................................................26
         Section 1.20.     Replaced Lenders......................................................................26
         Section 1.21.     Change of Control Put.................................................................27

II.  SECURITY; SUBORDINATION; USE OF PROCEEDS....................................................................28

         Section 2.01.     Security for the Obligations; Subordination; Etc......................................28
         Section 2.02.     Use of Proceeds.......................................................................31

III.  CONDITIONS OF MAKING THE LOANS.............................................................................31

         Section 3.01.     Conditions to this Agreement..........................................................31
         Section 3.02.     [Intentionally Omitted]...............................................................33
         Section 3.03.     All Loans.............................................................................33

IV.  REPRESENTATIONS AND WARRANTIES..............................................................................34

         Section 4.01.     Financial Statements..................................................................34
         Section 4.02.     Organization, Qualification, Etc......................................................35
         Section 4.03.     Authorization; Compliance; Etc........................................................36
         Section 4.04.     Governmental and Other Consents, Etc..................................................36
         Section 4.05.     Litigation............................................................................37
         Section 4.06.     Compliance with Laws and Agreements...................................................37
         Section 4.07.     [Intentionally Omitted]...............................................................38
         Section 4.08      Licenses..............................................................................38
         Section 4.09.     [Intentionally Omitted]...............................................................39
         Section 4.10      [Intentionally Omitted]...............................................................39
         Section 4.11.     The Stations..........................................................................39
         Section 4.12.     DBS Rights............................................................................40
         Section 4.13.     Title to Properties; Condition of Properties..........................................40
         Section 4.14.     Interests in Other Businesses.........................................................40
         Section 4.15.     Solvency..............................................................................41
         Section 4.16.     Full Disclosure.......................................................................41
         Section 4.17      Margin Stock..........................................................................42
         Section 4.18.     Tax Returns...........................................................................42
         Section 4.19.     Pension Plans, Etc....................................................................42
         Section 4.20.     Material Agreements...................................................................42
         Section 4.21.     Projections...........................................................................43
         Section 4.22.     Brokers, Etc..........................................................................43
         Section 4.23.     Capitalization........................................................................43
         Section 4.24.     Environmental Compliance..............................................................43
         Section 4.25.     Investment Company Act................................................................44
         Section 4.26.     Labor Matters.........................................................................45
         Section 4.27      Delaware Code Provisions..............................................................45
         Section 4.28.     [Intentionally Omitted]...............................................................45
         Section 4.29.     Parent Term Loans.....................................................................45
         Section 4.30.     Immaterial Affiliates.................................................................46

V.  FINANCIAL COVENANTS..........................................................................................46

         Section 5.01.     Leverage..............................................................................46
         Section 5.02      Interest Coverage.....................................................................47
         Section 5.03.     Fixed Charge Coverage.................................................................47
         Section 5.04.     Restricted Payments...................................................................47
         Section 5.05.     Maximum Average Monthly Churn.........................................................50

VI.  AFFIRMATIVE COVENANTS.......................................................................................50

         Section 6.01.     Preservation of Assets; Compliance with Laws, Etc.....................................50
         Section 6.02.     Insurance.............................................................................51
         Section 6.03.     Taxes, Etc............................................................................54
         Section 6.04.     Notice of Proceedings, Defaults, Adverse Change, Etc..................................54
         Section 6.05.     Financial Statements and Reports......................................................55
         Section 6.06.     Inspection............................................................................58

         Section 6.07.     Accounting System.....................................................................58
         Section 6.08.     Additional Assurances.................................................................58
         Section 6.09.     Renewal of DBS Agreements and FCC Licenses............................................59
         Section 6.10.     Compliance with Environmental Laws....................................................59
         Section 6.11.     Interest Rate Protection..............................................................61
         Section 6.12.     Security Document Supplements.........................................................61
         Section 6.13.     Maintenance of Corporate Identity.....................................................62
         Section 6.14.     Immaterial Affiliates.................................................................63
         Section 6.15.     Further Assurances regarding Real Estate..............................................63

VII.  NEGATIVE COVENANTS.........................................................................................64

         Section 7.01.     Indebtedness and Guarantees...........................................................64
         Section 7.02.     Liens.................................................................................66
         Section 7.03.     Disposition of Assets; Mergers, Etc...................................................67
         Section 7.04.     Fundamental Changes...................................................................68
         Section 7.05.     Investments and Acquisitions..........................................................68
         Section 7.06.     Local Marketing and Joint Sales Agreements, Etc.......................................72
         Section 7.07.     Management............................................................................72
         Section 7.08.     Sale and Leaseback....................................................................72
         Section 7.09.     Repurchase or Issuance of Equity Securities...........................................72
         Section 7.10.     Change in Business, Limits on Activities of Special Purpose Subsidiary................73
         Section 7.11.     Accounts Receivable...................................................................73
         Section 7.12.     Transactions with Affiliates..........................................................73
         Section 7.13.     Amendment of Certain Agreements, Negative Pledges, Etc................................74
         Section 7.14.     ERISA.................................................................................76
         Section 7.15.     Margin Stock..........................................................................76
         Section 7.16.     Excess L/C Cash Collateral............................................................77

VIII.  DEFAULTS..................................................................................................77


IX.  REMEDIES ON DEFAULT, ETC....................................................................................81


X.  THE AGENT....................................................................................................82

         Section 10.01.     Appointment and Authorization of Agent...............................................82
         Section 10.02.     Delegation of Duties.................................................................83
         Section 10.03      Liability of Agent...................................................................83
         Section 10.04.     Reliance by Agent....................................................................83
         Section 10.05.     Notice of Default....................................................................84
         Section 10.06.     Credit Decision; Disclosure of Information by the Agent..............................84
         Section 10.07.     Indemnification of Agent.............................................................85
         Section 10.08.     Agent in its Individual Capacity.....................................................85
         Section 10.09.     Successor Agent......................................................................86
         Section 10.10.     Documentation Agent, Syndication Agent and Co-Arrangers..............................86
         Section 10.11.     Agent May File Proofs of Claim.......................................................86
         Section 10.12.     Collateral and Guaranty Matters......................................................87

XI.  ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS;...................................................................88


SEPARATE ACTIONS BY THE LENDERS..................................................................................88


XII.  BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS.......................................................90


XIII.  MISCELLANEOUS.............................................................................................93

         Section 13.01.     Survival.............................................................................93
         Section 13.02.     Fees and Expenses; Indemnity; Etc....................................................94
         Section 13.03.     Notice...............................................................................96
         Section 13.04.     Governing Law........................................................................98
         Section 13.05.     CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL........................................98
         Section 13.06.     Severability.........................................................................99
         Section 13.07.     Section Headings, Etc................................................................99
         Section 13.08.     Several Nature of Lenders' Obligations...............................................99
         Section 13.09.     Counterparts.........................................................................99
         Section 13.10.     Knowledge and Discovery..............................................................99
         Section 13.11.     Amendment of Other Agreements........................................................99
         Section 13.12.     FCC and Municipal Approvals.........................................................100
         Section 13.13.     Disclaimer of Reliance..............................................................101
         Section 13.14.     [Intentionally Omitted].............................................................101
         Section 13.15.     Reaffirmation of Obligations........................................................101
         Section 13.16.     Payments Set Aside..................................................................101

XIV.  DEFINITIONS...............................................................................................101

INDEX OF SCHEDULES

Schedule 1                          Form of Resignation and Assignment Agreement
Schedule 1-A                        List of Lenders, Allocations, Outstanding Loans
                                    and accrued interest and fees to October 22, 2003
Schedule 1.03(a)                    Allocation of Loans as of Fourth Amendment Effective Date
Schedule 1.03                       Initial Term Note
Schedule 1.04(c)                    Incremental Term Note
Schedule 1.04A                      Tranche D Term Note
Schedule 1.06(c)                    Interest Rate Option Notice
Schedule 1.08(b)                    Prepayment Notice
Schedule 1.09(A)                    Description of Allocation of Proceeds of Tranche D Term Loans
Schedule 2.01(a)                    Exceptions to Security
Schedule 2.01(b)                    Form of Seller Subordination Agreement
Schedule 3.01(a)(ii)                Form of Joinder, Acknowledgement and Consent of Guarantors
Schedule 3.01(a)(iv)                Form of Collateral Certificate
Schedule 3.01(a)(v)                 Form of Compliance Certificate
Schedule 4.01(a)                    Opening Balance Sheet
Schedule 4.01(b)                    Parent Indebtedness
Schedule 4.02                       Organization, Qualification, Etc.
Schedule 4.05                       Litigation
Schedule 4.08                       FCC Licenses
Schedule 4.12                       DBS Agreements and Service Areas
Schedule 4.13                       Tower Site Leases, Etc.
Schedule 4.14                       Interests in Other Businesses
Schedule 4.19                       Pension Plans
Schedule 4.20                       Material Agreements
Schedule 4.21                       Projections
Schedule 4.23                       Capitalization
Schedule 4.24                       Environmental Compliance
Schedule 6.05                       Compliance Report
Schedule 6.05(p)                    Form of Excess Cash Flow Calculation Certificate
Schedule 7.01                       Certain Permitted Indebtedness
Schedule 7.02                       Certain Permitted Liens
Schedule 7.02(k)                    Form of Intercreditor Agreement (New Revolving Credit Facility)
Schedule 7.03(f)                    Certain Broadcast Assets
Schedule 7.05(a)                    Acquisition Compliance Certificate
Schedule 7.05(b)                    Form of General Counsel Opinion/Permitted Acquisitions
Schedule 7.05(c)                    Form of FCC Counsel Opinion/Permitted Acquisitions
Schedule 7.05(d)                    Form of Local Counsel Opinion/Permitted Acquisitions
Schedule 12                         Form of Assignment and Acceptance

              FOURTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT
              ----------------------------------------------------

         This FOURTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Agreement"), dated as of October 22, 2003, is entered into by and among Pegasus Media & Communications, Inc., a Delaware corporation (the "Borrower"), the Lenders party hereto, Deutsche Bank Trust Company Americas (in its capacity as the resigning Agent, the "Resigning Agent") and Bank of America, N.A., as administrative agent for the Lenders (in such capacity the "Successor Agent" or the "Agent"), and is made with reference to that certain First Amended and Restated Credit Agreement dated as of January 14, 2000 (as amended by (i) that certain First Amendment to Credit Agreement dated as of July 23, 2001, (ii) that certain Second Amendment to Credit Agreement dated as of November 13, 2001 and
(iii) that certain Third Amendment to Credit Agreement and Consent dated as of July 22, 2003, the "Existing Credit Agreement"), by and among the Borrower, the Lenders, the Syndication Agent, the Resigning Agent and the Documentation Agent.

                                    RECITALS
                                    --------

         A. The Borrower, the Lenders (other than the Tranche D Term Loan Lenders) and the Resigning Agent are parties to the Existing Credit Agreement.

         B. The Borrower desires to obtain additional funds (i) to repay all Revolving Loans and terminate the Commitments, (ii) to prepay a portion of the Initial Term Loans and Incremental Term Loans outstanding on the Fourth Amendment Effective Date and (iii) for working capital, Capital Expenditures and general corporate purposes.

         C. The Tranche D Term Loan Lenders are willing to provide such funds, all subject to the terms and conditions of this Agreement.

         D. The Borrower and the Lenders have agreed to amend and restate the Existing Credit Agreement in its entirety as follows as of the Fourth Amendment Effective Date.

         E. In connection with this Agreement and as set forth in the Resignation and Assignment Agreement of even date herewith among the Resigning Agent, the Successor Agent and the Borrower and attached hereto as Schedule 1 (the "Resignation and Assignment Agreement"), the Resigning Agent is resigning as "Agent" under the Loan Documents and the Successor Agent has agreed to the appointment by the Required Lenders (with the consent of the Borrower) as the "Agent" under the Loan Documents.

         NOW THEREFORE, the parties hereto, intending to be legally bound, and in consideration of the foregoing and the mutual covenants contained herein, hereby agree as follows:

         Subject to the satisfaction of the conditions set forth in Section 3.01 hereof, from and after the Fourth Amendment Effective Date the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                            I-A. PRELIMINARY MATTERS.

         (a) The parties hereto acknowledge, stipulate and agree that, immediately prior to giving effect to this Agreement and the application of the proceeds of the Tranche D Term Loan in the manner contemplated by Section 1.09A on the date hereof, the information set forth on Schedule 1-A attached hereto is a true, correct and complete list of the name of each Lender, the address for providing notice to such Lender as contemplated by Section 13.03 of the Existing Credit Agreement the Commitment of such Lender and the outstanding principal amount, applicable interest rate and interest period and the amount of accrued interest and fees for each Revolving Loan, Initial Term Loan and Incremental Term Loan held by such Lender.

         (b) As set forth in the Resignation and Assignment Agreement, the Resigning Agent desires to resign as "Agent" under the Loan Documents as of the Fourth Amendment Effective Date and the Successor Agent desires, as of the Fourth Amendment Effective Date, to be appointed as the "Agent" under the Loan Documents as amended hereby. The Borrower, the Required Lenders and the Successor Agent hereby (i) waive the requirement under Section 10.08 of the Existing Credit Agreement that the Resigning Agent provide the Lenders and the Borrower with ten (10) days' prior written notice of its election to resign as the "Agent" under this Agreement, the Security Documents and the other Loan Documents pursuant to this paragraph (b) and (ii) accept the resignation of the Resigning Agent as the "Agent" under this Agreement, the Security Documents and the other Loan Documents.

         (c) The Required Lenders hereby appoint, and the Borrower hereby consents to the appointment of, the Successor Agent to act as the "Agent" under the Agreement, the Security Documents and the other Loan Documents and the Required Lenders hereby authorize the Resigning Agent to execute such documents and take such actions as may be requested by the Successor Agent pursuant to
Section 2 or 3 of the Resignation and Assignment Agreement. The Required Lenders hereby expressly consent to, acknowledge and approve of all provisions of the Resignation and Assignment Agreement.

         (d) As set forth in the Resignation and Assignment Agreement, the Successor Agent has accepted the appointment of the Required Lenders (consented to by the Borrower as provided above) and agreed to serve as "Agent" under this Agreement, the Security Documents and the other Loan Documents.


                                I. GENERAL TERMS.

         Section 1.01.       Revolver Facilities.

         The Commitments, along with all of the Lenders' obligations with respect thereto, hereby expire, terminate and are reduced to zero on the Fourth Amendment Effective Date. Such date shall be the "Expiration Date" as defined in the Existing Credit Agreement, and on such date and thereafter no Person shall have any obligation or commitment under this Agreement to advance any additional amount or extend additional credit to the Borrower in respect of any Commitments or any Revolving Loans, and, other than as set forth in Section 13.01 of the

Existing Credit Agreement, the rights and obligations of the Revolving Lenders under the Existing Credit Agreement are hereby terminated, notwithstanding any subsequent amendment, modification, waiver or termination of the Credit Agreement or any other Loan Document. The termination of the Commitments hereunder shall constitute a voluntary termination of Commitments under Section 1.08(a) of the Existing Credit Agreement (notwithstanding the fact that such termination shall occur automatically and without further act upon the effectiveness of this Agreement), and all notices required by the Borrower under such section are hereby waived.

         Section 1.02.       Letters of Credit.

         The Issuing Bank shall have no obligation to issue, and no Lender shall have any obligation to participate in, any Letters of Credit on or after the Fourth Amendment Effective Date, and on such date and thereafter no Person shall have any obligation or commitment under this Agreement to issue, confirm, accept, be nominated with respect to, or participate in, or cause any Person to issue, confirm, accept, be nominated with respect to, or participate in, any additional letter of credit under the Existing Credit Agreement, and, other than as set forth in Section 13.01 of the Existing Credit Agreement, the rights and obligations of the Issuing Bank under the Existing Credit Agreement are hereby terminated, notwithstanding any subsequent amendment, modification, waiver or termination of the Credit Agreement or any other Loan Document.

         Section 1.03.       Initial Term Loans.

         (a) Subject to the terms and conditions contained in this Agreement as in effect on the Closing Date, the Lenders then party to this Agreement made loans to the Borrower on the Closing Date in an aggregate principal amount of $275,000,000 (collectively, the "Initial Term Loans"), allocated among such Lenders as set forth in Schedule 1.01(a) to the Existing Credit Agreement, as in effect on the Closing Date (subject to adjustment for assignments under Article XII).

         (b) The Initial Term Loans are evidenced by the Borrower's promissory notes, substantially in the form attached hereto as Schedule 1.03 (together with any additional such promissory notes issued to any assignee(s) of the Initial Term Loans under Article XII or otherwise issued in substitution therefor or replacement thereof, the "Initial Term Notes").

         (c) The Borrower will pay to the Agent, for the ratable account of each Lender, the principal under the Initial Term Notes, without setoff, deduction or counterclaim, in eighteen (18) installments, payable on each Quarterly Date in each year, commencing March 31, 2001, with a final installment payable on April 30, 2005, when all amounts outstanding under the Initial Term Notes, including all outstanding principal and accrued interest, fees, expenses and other charges in respect thereof shall be due and payable in full. Each such payment shall be in the respective percentage of the Initial Term Loans set forth in the following table:

                  ------------------------------------- -------------------------------------
                                                               Aggregate Percentage of
                              Payment Dates                       Principal Payable
                  ------------------------------------- -------------------------------------
                  March 31, 2001 through June 30, 2004                  .25%
                  ------------------------------------- -------------------------------------
                    September 30, 2004, December 31,
                        2004 and March 31, 2005                       25.00%
                  ------------------------------------- -------------------------------------
                             April 30, 2005                        Unpaid Balance
                  ------------------------------------- -------------------------------------

         Section 1.04.       Incremental Term Loans.

         (a) Subject to the terms and conditions contained in this Agreement, the Borrower may from time to time, by written notice to the Agent and the Syndication Agent, request additional term loans in accordance with and pursuant to the terms of this Section 1.04 up to a maximum aggregate principal amount of $200,000,000 (collectively, the "Incremental Term Loans").

         (b) The Incremental Term Loans, if any, shall be made prior to June 30, 2002 in installments of at least $50,000,000 in the aggregate on each Credit Extension Date. No Incremental Term Loans repaid may be reborrowed hereunder.

         (c) The Incremental Term Loans shall be evidenced by the Borrower's promissory notes in the aggregate principal amount of no more than $200,000,000, in the form attached hereto as Schedule 1.04(c) (together with any additional such promissory notes issued to any assignee(s) of the Incremental Term Loans under Article XII or otherwise issued in substitution therefor or replacement thereof, the "Incremental Term Notes").

         (d) The Borrower will pay to the Agent, for the ratable account of each Lender, the aggregate principal under the Incremental Term Notes outstanding as of June 30, 2002 (the "Incremental Term Loan Principal"), without setoff, deduction or counterclaim, in sixteen (16) installments, payable on each Quarterly Date in each year, commencing September 30, 2001, with a final payment on July 31, 2005, when all amounts outstanding under the Incremental Term Notes, including all outstanding principal and accrued interest, fees, expenses and other charges in respect thereof shall be due and payable in full. Each such payment shall be in the respective percentage of the Incremental Term Loan Principal set forth in the following table:

                  ------------------------------------- -------------------------------------
                                                               Aggregate Percentage of
                             Payment Dates                         Principal Payable
                  ------------------------------------- -------------------------------------
                       September 30, 2001 through                       .25%
                           September 30, 2004
                  ------------------------------------- -------------------------------------
                   December 31, 2004, March 31, 2005
                           and June 30, 2005                          25.00%
                  ------------------------------------- -------------------------------------
                          July 31, 2005                           Unpaid Balance
                  ------------------------------------- -------------------------------------

         Section 1.04A.      Tranche D Term Loans.

         (a) Subject to the terms and conditions contained in this Agreement, the Tranche D Term Loan Lenders agree to make term loans to the Borrower on the Fourth Amendment Effective Date in an aggregate principal amount of $300,000,000 (collectively, the "Tranche D Term Loans"), allocated among the Tranche D Term Loan Lenders as set forth in Schedule 1.03(a) (subject to adjustment for assignments under Article XII).

         (b) The Tranche D Term Loans shall, if requested by a Tranche D Term Loan Lender, be evidenced by the Borrower's promissory notes, substantially in the form attached hereto as Schedule 1.04A (together with any additional such promissory notes issued to any assignee(s) of the Tranche D Term Loans under
Article XII or otherwise issued in substitution therefor or replacement thereof, the "Tranche D Term Notes", and, together with the Initial Term Notes and the Incremental Term Notes, the "Notes").

         (c) The Borrower will pay to the Agent, for the ratable account of each Tranche D Term Loan Lender, the principal under the Tranche D Term Notes, without setoff, deduction or counterclaim, in eleven (11) installments, payable on each Quarterly Date in each year, commencing December 31, 2003, with a final installment payable on July 31, 2006, when all amounts outstanding under the Tranche D Term Notes, including all outstanding principal and accrued interest, fees, expenses and other charges in respect thereof shall be due and payable in full. Each such payment shall be in the respective percentage of the original aggregate Tranche D Term Loans set forth in the following table:

                  ------------------------------------- -------------------------------------
                                                         Aggregate Percentage of Principal
                             Payment Dates                            Payable
                  ------------------------------------- -------------------------------------
                   December 31, 2003 through June 30,
                                  2006                                  .25%
                  ------------------------------------- -------------------------------------
                          July 31, 2006                            Unpaid Balance
                  ------------------------------------- -------------------------------------

         Section 1.05.       Interest on the Notes.

         (a)      Interest Rate.

                  (i) Initial Term Notes and Incremental Term Notes. Subject to the terms and conditions set forth in this Section 1.05, the Borrower may elect an interest rate for the outstanding principal balances from time to time of the Initial Term Notes and the Incremental Term Notes, or any portion thereof, based in each case on either the Base Rate or the applicable LIBOR Rate and determined as of any date, as follows:

                      (A) the rate for any Base Rate Loan shall be the Base Rate plus the Applicable Margin for Base Rate Loans then in effect; and

                       (B) the rate for any LIBOR Loan shall be the applicable
                  LIBOR Rate plus the Applicable Margin for LIBOR Loans in effect on the first day of the applicable LIBOR Period.

                  (ii) Tranche D Term Notes. Subject to the terms and conditions set forth in this Section 1.05, the Borrower may elect an interest rate for the outstanding principal balances from time to time of the Tranche D Term Notes equal to either (A) 7.00% plus the greater of (1) the LIBOR Rate and (2) 2.0% or (B) the Base Rate plus 6.00%; provided, however, all Tranche D Term Loans made on the Fourth Amendment Effective Date shall be made as Base Rate Loans.

         (b)      [Intentionally Omitted].

         (c) Determination of Applicable Margin for Initial Term Loans and Incremental Term Loans. The Applicable Margin for both Initial Term Loans and Incremental Term Loans shall be 2.50%, with respect to Base Rate Loans, and 3.50%, with respect to LIBOR Loans.

         (d) Computations. Interest on Base Rate Loans shall be computed on the basis of the actual number of days elapsed over a 365 or 366-day year, as applicable (unless such interest is based upon the Federal Funds Rate, in which case interest shall be computed on the basis of the actual number of days elapsed over a 360-day year). Interest on LIBOR Loans shall be computed on the basis of the actual number of days elapsed over a 360-day year.

         (e) Interest Payment Dates. Interest on the Loans shall be payable in arrears, without setoff, deduction or counterclaim, as follows:

                  (i) Interest on each Base Rate Loan shall be due and payable on the Quarterly Dates, commencing March 31, 2000 and at maturity, whether by reason of acceleration, prepayment, payment or otherwise, provided that interest accrued on any Base Rate Loan which is converted to a LIBOR Loan shall be paid on the Quarterly Date following the date of such conversion (or, if accrued on a Base Rate Loan which is so converted on a Quarterly Date, on such Quarterly Date). The interest rate on Base Rate Loans shall change on the date of any change in the applicable Base Rate without any prior notice thereof being provided to the Borrower.

                  (ii) Interest on each LIBOR Loan shall be due and payable on the last day of the LIBOR Period applicable to such Loan and, if such LIBOR Period exceeds three (3) months, every three (3) months after the beginning thereof, until and at maturity, whether by reason of acceleration, prepayment, payment or otherwise.

         (f)      Effect of Defaults, Etc.

                  (i) During the existence of any Event of Default, the outstanding principal under the Notes and, to the extent permitted by applicable law, overdue interest, fees or other amounts payable hereunder or under the other Loan Documents shall bear interest, from and including the date such Event of Default occurred until such Event of Default is waived in writing as provided herein, at a rate per annum (computed on the basis of the actual number of days elapsed over a 360-day year) equal to two percent (2.00%) above (1) the interest rate or rates then applicable to Base Rate Loans and overdue interest, fees and other expenses or (2) with respect to any LIBOR Loans then in effect (and only until the end of the LIBOR Period applicable to such LIBOR Loans) the interest rate or rates then applicable to such LIBOR Loans.

                  (ii) Nothing in this Section 1.05(f) shall affect the rights of the Agent or the Lenders to exercise any rights or remedies under the Loan Documents or applicable law arising upon the occurrence of an Event of Default.

         Section 1.06.       Type of Loan.

         (a) Conversion to a Different Type of Loan. The Borrower may elect from time to time to convert any outstanding Loans to Base Rate Loans or LIBOR Loans, as the case may be, provided that (i) with respect to any such conversion of LIBOR Loans to Base Rate Loans, the Borrower shall provide the appropriate Interest Rate Option Notice by 11:00 A.M. (New York time) on the date of such proposed conversion; (ii) with respect to any such conversion of Base Rate Loans to LIBOR Loans, the Borrower shall provide the appropriate Interest Rate Option Notice by 11:00 A.M. (New York time ) at least three Business Days' prior to the date of such proposed conversion; (iii) with respect to any such conversion of LIBOR Loans into Base Rate Loans, such conversion shall only be made on the last day of the related LIBOR Period; (iv) no Loans may be converted into LIBOR Loans when any Default has occurred and is continuing, unless the Required Lenders shall consent to such conversion; (v) the Borrower may have no more than six (6) LIBOR Loans outstanding at any time; (vi) any conversion of less than all of the outstanding Base Rate Loans into LIBOR Loans shall be in a minimum aggregate principal amount of $1,000,000 and, if greater, an integral multiple of $100,000; (vii) any conversion of less than all of the outstanding LIBOR Loans into Base Rate Loans shall be in a minimum aggregate principal amount of $1,000,000 and, if greater, an integral multiple of $100,000, and (viii) notwithstanding the immediately preceding clause (ii) hereof, the Borrower may not convert to LIBOR Loans any Tranche D Term Loans made as Base Rate Loans on the Fourth Amendment Effective Date until the date that is ten (10) Business Days after the Fourth Amendment Effective Date. The Agent shall promptly notify the Lenders of such Interest Rate Option Notice and the information contained therein.

         (b) Continuance of an Interest Rate Option. The Borrower may continue any LIBOR Loans as such upon the expiration of the related LIBOR Period by providing to the Agent an Interest Rate Option Notice in compliance with the notice provisions set forth in Section 1.06(a); provided that no LIBOR Loans may be continued when any Default has occurred and is continuing, but shall be automatically converted to Base Rate Loans on the last day of the first applicable LIBOR Period which ends during the continuance of such Default. Base Rate Loans shall be deemed to continue as such until receipt of an Interest Rate Option Notice requesting conversion thereof to LIBOR Loans.

         (c) Form of Notice. Each Interest Rate Option Notice shall be substantially in the form of Schedule 1.06(c) and shall specify: (i) the aggregate principal amount of Loans to be continued or converted, and whether such Loans are Initial Term Loans, Incremental Term Loans or Tranche D Term Loans; (ii) the proposed date thereof; (iii) the LIBOR Period for such LIBOR Loans; and (iv) whether such Loans shall be LIBOR Loans or Base Rate Loans.

         Section 1.07.       Loan Disbursements.

         The Loans shall be made by the applicable Lenders pro rata as provided in Section 1.17. Not later than 12:00 noon (New York time), in the case of LIBOR Loans, or 2:00 P.M. (New York time), in the case of Base Rate Loans, on the Credit Extension Date for any Loans, each applicable Lender shall make available to the Agent the portion of the Loans to be made by it on such date, in immediately available funds, for the account of the Borrower; provided, however, with respect to the Tranche D Term Loans made on the Fourth Amendment Effective Date, on such date Bank of America, N.A., in its capacity as the initial Tranche D Term Loan Lender, shall (i) make available to the Resigning Agent, in its capacity as Agent, for the account of the Borrower ,a portion of the proceeds of the Tranche D Term Loan in an aggregate amount of $287,830,333.77 in immediately available funds, which funds shall be applied by the Resigning Agent in accordance with the terms of Section 1.09A hereof, and (ii) make available to the Successor Agent, in its capacity as Agent after giving effect to the transfer of agency pursuant to the Resignation and Assignment Agreement, the remaining amount of the Tranche D Term Loans to be made by it on such date, in immediately available funds, for the account of the Borrower.

         Section 1.08.       Voluntary Prepayments.

         (a)      [Intentionally Omitted].

         (b) Voluntary Prepayments of Initial Term Loans and Incremental Term Loans. The Borrower may at any time and from time to time prepay the Initial Term Loans and Incremental Term Loans, in whole or in part, without premium or penalty, upon written notice to the Agent in the form of Schedule 1.08(b) (each, a "Prepayment Notice") at least three (3) Business Days prior thereto, provided as follows:

                  (i) any such reduction shall apply to each Lender's Initial Term Note or Incremental Term Note, if any, pro rata as provided in
         Section 1.17;

                  (ii) simultaneously with each such prepayment, the Borrower shall pay any indemnification payments due in accordance with Section
         1.14 in respect of LIBOR Loans so prepaid; and

                  (iii) any such prepayment shall be an aggregate amount of not less than $1,000,000 or, if greater, an integral multiple of $250,000, in the case of LIBOR Loans so prepaid, or $250,000 or, if greater, integral multiples thereof, with respect to Base Rate Loans so prepaid.

Each Prepayment Notice delivered pursuant to this Section 1.08(b) shall specify the date fixed for such prepayment and the aggregate principal amount thereof whether, if applicable, the prepayment is of LIBOR Loans or Base Rate Loans. Upon receipt of any such Prepayment Notice, the Agent shall promptly notify each affected Lender thereof.

         (c) Voluntary Prepayment of Tranche D Term Loans. Notwithstanding anything to the contrary in this Agreement, the Borrower shall not be permitted to prepay the Tranche D Term Loans voluntarily until all amounts payable in respect of the Initial Term Loans and Incremental Term Loans shall have been paid in full. Thereafter, the Borrower may at any time and from time to time prepay the Tranche D Term Loans, in whole or in part, at the Fixed Early Prepayment Amount, plus accrued and unpaid interest thereon, upon delivery of a Prepayment Notice to the Agent at least three (3) Business Days prior thereto, provided as follows:

                  (i) simultaneously with each such prepayment, the Borrower shall pay any indemnification payments due in accordance with Section
         1.14 in respect of LIBOR Loans so prepaid; and

                  (ii) any such prepayment shall be an aggregate amount of not less than $1,000,000 or, if greater, an integral multiple of $250,000 thereof.

Each Prepayment Notice delivered pursuant to this Section 1.08(c) shall specify the date fixed for such prepayment, the aggregate principal amount thereof and whether the prepayment is of LIBOR Loans or Base Rate Loans. Upon receipt of any such Prepayment Notice, the Agent shall promptly notify each affected Lender thereof.

         (d) Application of Prepayments. (i) Voluntary prepayments of Initial Term Loans and Incremental Term Loans pursuant to Section 1.08(b) hereof shall be applied pro rata to the Initial Term Loans and the Incremental Term Loans and to the respective installments thereof in the order in which such installments are scheduled to be paid, and (ii) voluntary prepayments of Tranche D Term Loans pursuant to Section 1.08(c) hereof shall be applied to the respective installments thereof pro rata based upon the then remaining outstanding principal amount such installments. Voluntary prepayments of Term Loans may not be reborrowed. Notwithstanding the foregoing, during the existence of any Default, voluntary prepayments of the Loans shall be applied as determined by the Required Lenders, in their sole discretion.

         Section 1.09.       Mandatory Prepayments.

         Subject in each case to the provisions of Section 1.09(j) hereof with respect to the Tranche D Term Loans:

         (a) Casualty Events. Subject to the provisions of Section 6.02, within one hundred eighty (180) days following the receipt by the Borrower or any of the Subsidiaries of any Insurance Proceeds in respect of any Casualty Event (or upon such earlier date as the Borrower or any Subsidiary shall have determined not to restore, repair or replace the asset or property affected by such Casualty Event), which Insurance Proceeds, together with all other such Insurance Proceeds theretofore received in respect of Casualty Events and not so applied, exceed $1,000,000 in the aggregate, (i) the Notes shall be prepaid in an aggregate amount, if any, equal to the aggregate amount of such proceeds not theretofore applied to the repair or replacement of such asset or property under
Section 6.02(b), as provided in Section 1.09(e). Nothing in this Section 1.09(a) shall be deemed (i) to limit any obligation of the Companies pursuant to the Security Agreements to remit to the Collateral Account the Insurance Proceeds received in respect of any Casualty Event, or (ii) to obligate the Agent to release any of such proceeds from the Collateral Account to the Borrower or any Subsidiary during the existence of any Default. In connection with any such prepayment, the Borrower shall deliver to the Agent a notice of such prepayment together with a certificate of an Authorized Officer, on behalf of the Borrower, setting forth in reasonable detail the calculation of the estimated Insurance Proceeds from the related Casualty Event that will be applied pursuant hereto. The Borrower will endeavor to provide such notice and certificate to the Agent at least two (2) Business Days prior to such prepayment.

         (b) Excess Cash Flow. On or before May 1 of each year, commencing May 1, 2002, the Borrower shall prepay the Notes in an aggregate amount equal to Excess Cash Flow for the immediately preceding fiscal year, as provided in
Section 1.09(e). Until the Discharge of Parent Term Debt, in the event that Excess L/C Cash Collateral shall exceed $1,000,000 at any time, or in the event that the amount described in clause (b)(i) of the definition of "Excess L/C Cash Collateral" shall be $0, the Borrower shall immediately repay the Notes in an aggregate amount equal to the amount of such Excess L/C Cash Collateral, as provided in Section 1.09(e). The Borrower shall give written notice of each such reduction within three Business Days after the date on which an Authorized Officer of the Parent or any of the Companies first obtains knowledge of such reduction.

         (c) Debt Issuances. Without limiting the obligation of the Borrower to obtain any required consent thereto of the Required Lenders or the Agent under Section 7.01, upon any issuance of additional debt securities of the Borrower not permitted under such Section, the Borrower shall prepay the Notes in an aggregate amount equal to the net cash proceeds thereof, as provided in
Section 1.09(e). In connection with any such prepayment, the Borrower shall deliver to the Agent a notice of such prepayment together with a certificate of an Authorized Officer, on behalf of the Borrower, setting forth in reasonable detail the calculation of the estimated net cash proceeds from the related debt issuance. The Borrower will endeavor to provide such notice and certificate to the Agent at least two (2) Business Days prior to such prepayment.

         (d)      Dispositions of Assets.

                  (i) Prepayment of the Notes. Without limiting the obligation of the Borrower under Section 7.03 to obtain the consent of the Required Lenders to any Disposition not otherwise permitted hereunder, the Borrower agrees (A) two (2) Business Days prior to the occurrence of any Disposition to deliver to the Agent (in sufficient copies for each Lender) a statement, certified by an Authorized Officer of the Borrower and in reasonable detail, of the estimated amount of the Net Cash Proceeds of such Disposition and (B) that in the event such Disposition is completed, the Notes shall be prepaid as follows and as provided in Section 1.09(e):

                           (1) on the date of such Disposition, in an aggregate
                  amount equal to 100% of the Net Cash Proceeds of such Disposition received by the Borrower or any of the Subsidiaries on the date of such Disposition; and

                           (2) thereafter, quarterly, on the date of the
                  delivery to the Agent pursuant to Section 6.05 hereof of the financial statements for each fiscal quarter or (if earlier) the date which is forty-five (45) days after the end of such fiscal quarter, to the extent the Borrower or any Subsidiary shall receive Net Cash Proceeds during such fiscal quarter under deferred payment arrangements or investments entered into or received in connection with any Disposition, an amount equal to 100% of the aggregate amount of such Net Cash Proceeds, provided that if, prior to the date upon which the Borrower would otherwise be required to make a prepayment under this paragraph (2) with respect to any fiscal quarter, all such Net Cash Proceeds received in cash shall aggregate an amount that will require a prepayment of $250,000 or more under this paragraph (2) with respect to such fiscal quarter, then the Borrower shall immediately make a prepayment under this paragraph (2) in an amount equal to such required prepayment.

                  (ii) [Intentionally Omitted.]

         (e)      Application of Reductions and Prepayments; Cash Collateral,
Etc.

                  (i) Subject to Section 1.09(d)(ii) and 1.09(e)(iv), upon the occurrence of any of the events described in the above paragraphs of this Section 1.09, the amount required to be applied to the Commitments and to prepayment of the Notes shall be allocated as follows:

                       (A) First, pro rata to scheduled reductions of the
                  Commitments, scheduled prepayments of the Initial Term Loans and scheduled payments of the Incremental Term Loans, in each case in inverse order of maturity, until the aggregate Commitments shall have been reduced to $150,000,000; and

                       (B) Thereafter, to prepayments of Term Loans, allocated
                  proportionately between the Initial Term Loans and the Incremental Term Loans, until all principal thereunder has been paid in full, and then to further reductions in the Commitments, in each case in the inverse order of maturity.

                  (ii) Simultaneously with any termination of the Commitments or any mandatory automatic reduction of the Commitments under Section 1.01(e) or this Section 1.09, the Borrower shall (A) pay to the Agent, for the ratable account of each Lender, any then accrued unpaid Commitment Fee on the reduced portion of the Commitments, (B) repay such amount of the aggregate principal amount of the Revolving Notes as shall cause the Aggregate Exposure to be less than or equal to the aggregate Commitments, after giving effect to such termination or reduction and (C) pay any indemnification payments due in accordance with Section 1.14 in respect of LIBOR Loans so prepaid.

                  (iii) If and to the extent that the repayment in full of all outstanding Loans is insufficient to cause the Aggregate Exposure to be less than or equal to the aggregate Commitments, the Borrower shall, without notice or demand, immediately make payment to the Agent, for deposit in the Collateral Account, as cover for the Letter of Credit Exposure, as described in Section 1.02(g).

                  (iv) All voluntary and mandatory prepayments of the Notes under this Section 1.09 (A) shall be made without set-off, deduction or counterclaim and (B) shall be applied first, to overdue interest, fees and expenses hereunder, second, to pay principal of the Notes as provided above, and third, to the extent of any excess remaining after application as provided above, to pay any outstanding Reimbursement Obligations and, thereafter, to cash collateralize the Letter of Credit Exposure as provided in Section 1.02(g), provided, in each case, that
         (1) payments of principal of the Notes shall be applied to the Lenders' respective Notes pro rata as provided in Section 1.17, unless otherwise agreed to by the Lenders and (2) applications of prepayments to principal shall be made first to Base Rate Loans and then to LIBOR Loans. Notwithstanding the foregoing, during the existence of any Default mandatory prepayments of the Notes shall be applied as provided in Section 1.17.

         (f)      [Intentionally Omitted].

         (g) Application of DBS Rights Litigation Proceeds. On each date on which the Borrower or any of its Affiliates receives any DBS Rights Litigation Proceeds,

                           (i) an aggregate amount of DBS Rights Litigation
                  Proceeds equal to the amount of out-of-pocket legal fees and expenses incurred by the Borrower and its Affiliates on or prior to such date in connection with the DBS Rights Litigation (the "DBS Rights Litigation Expenses"), may be retained by the Borrower and its Subsidiaries (other than the Finance Subsidiaries, the Special Purpose Subsidiary, and the Letter-of-Credit Subsidiary) and used for general corporate purposes;

                           (ii) the Borrower shall immediately repay the Term
                  Loans in an aggregate amount equal to the least of the amounts described in the following clauses (x), (y) and (z):

                                (x) the excess of

                                    (I) the aggregate amount of DBS Rights
                                    Litigation Proceeds received by the Borrower and its Affiliates on or prior to such date over

                                    (II) the sum of (A) the aggregate amount of DBS Rights Litigation Expenses and (B) the aggregate amount of all repayments made prior to such date under this Section 1.09(g)(ii),

                                (y) the excess of

                                    (I) 50% of the excess of (A) the aggregate amount of Net DBS Rights Litigation Proceeds received by the Borrower and its Affiliates on or prior to such date over (B) the aggregate amount of DBS Rights Litigation Expenses paid after April 2, 2003, over

                                    (II) the aggregate amount of all repayments made prior to such date under this Section 1.09(g)(ii), and

                                (z) the excess of

                                    (I) $50,000,000 over

                                    (II) the aggregate amount of all repayments made prior to such date under this Section 1.09(g)(ii); and

                           (iii) any portion of the DBS Rights Litigation
                  Proceeds that remains after giving effect to the application of clauses (i) and (ii) above shall be retained by the Borrower and its Subsidiaries and used (A) until the Discharge of Parent Term Debt shall have occurred, by the Companies for Permitted Acquisitions or the acquisition, within 180 days of the receipt of such DBS Rights Litigation Proceeds (or, if one or more definitive agreements with respect to Permitted Acquisitions are entered into within such 180 day period, within 360 days following the receipt of such DBS Rights Litigation Proceeds), of tangible assets or the payment of other capitalized costs used or useful in the DBS Business or broadcast business of any Company and (B) after the Discharge of Parent Term Debt, for general corporate purposes.

                  In connection with any such prepayment, the Borrower shall deliver to the Agent a notice of such prepayment together with a certificate of an Authorized Officer, on behalf of the Borrower, setting forth in reasonable detail the calculation of the estimated prepayment amount. The Borrower will endeavor to provide such notice and certificate to the Agent at least two (2) Business Days prior to such prepayment. Notwithstanding clause (ii) above, in the event that the Borrower or any of its Affiliates receives DBS Rights Litigation Proceeds in excess of the aggregate amount of DBS Rights Litigation Expenses at a time when a judgment shall not have been rendered or a settlement reached with respect to the Seamless Litigation, the Borrower may, at its election, deposit up to 10% of such excess DBS Rights Litigation Proceeds in a restricted collateral account of the Borrower (in which account the Agent shall have a first priority security interest) in lieu of making any prepayment of the Loans required under this Section 1.09(g), and shall be permitted, until the date which is 90 days (or 180 days, if the Agent elects in its sole discretion to extend such number of days) after receipt of such proceeds, to apply such amounts on deposit solely to pay any amount required to be paid by any Company to any person (other than the Borrower or any of its Affiliates) as a result of (and upon the occurrence of) a judgment with respect to, or settlement of, the Seamless Litigation; provided, however, that the Borrower shall not be permitted to elect to deposit amounts exceeding $4 million in the aggregate into such collateral account; and provided further, that if such amounts on deposit in such collateral account shall not have been so applied during such 90-day (or 180-day, if applicable) period, then such amounts shall thereupon immediately be required to be applied as set forth in clause (ii) above. All documentation with respect to such collateral account and any release of amounts therefrom shall be reasonably satisfactory to the Agent.

                  All DBS Rights Litigation Proceeds applied to the repayment of the Term Loans shall be allocated between the Initial Term Loans and the Incremental Term Loans pro rata according to the outstanding principal balance of such Term Loans at the time of such application (determined before giving effect to such application), and shall be applied to scheduled repayments of Term Loans within each such tranche in the order in which such repayments are scheduled to occur.

         (h)      [Intentionally Omitted].

         (i) Global Litigation Settlement. Upon the date on which any Global Litigation Settlement becomes binding on one or more Affiliates of the Borrower, the Borrower shall prepay in full all of the Loans and other Obligations, with the Tranche D Term Loans being payable at the then applicable Fixed Early Prepayment Amount.

         (j)      Mandatory Prepayment of Tranche D Term Loans.
                  --------------------------------------------

                  (i) Notwithstanding anything to the contrary contained in this Agreement, the Tranche D Term Loans shall not be subject to mandatory prepayment pursuant to subsections (a), (b), (c), (d), (e) or
         (g) above of this Section 1.09, but shall be subject to mandatory prepayment pursuant to subsection (i) of this Section 1.09.

                  (ii) On and after such time as all amounts payable in respect of the Initial Term Loans and the Incremental Term Loans shall have been paid in full, the principal of the Tranche D Term Loans shall be subject to mandatory prepayment at a price equal to the Fixed Early Prepayment Amount as follows:

                       (A) Excess Cash Flow. On or before May 1 of each year
                  (commencing with the first May 1 to occur after the date on which the Initial Term Loans and the Incremental Term Loans shall have been paid in full), the Borrower shall prepay the Tranche D Term Loans in an aggregate amount equal to 75% of Excess Cash Flow for the immediately preceding fiscal year. Such prepayment shall be applied to the Loans as set forth in
                  Section 1.09(j)(ii)(F) below.

                       (B) Dispositions. Immediately upon the receipt by any
                  Company of any proceeds consisting of cash or Cash Equivalents from a Disposition (other than an Excluded Disposition), the Borrower shall prepay the Tranche D Term Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such

                  Disposition received by such Company. Such prepayment shall be applied to the Tranche D Term Loans as set forth in Section 1.09(j)(ii)(F) below. In connection with any such prepayment, the Borrower shall deliver to the Agent a notice of such prepayment together with a certificate of an Authorized Officer, on behalf of the Borrower, setting forth in reasonable detail the calculation of the estimated Net Cash Proceeds from the related Disposition. The Borrower will endeavor to provide such notice and certificate to the Agent at least two (2) Business Days prior to such prepayment. For the purposes hereof, an "Excluded Disposition" shall mean, with respect to any Company, any Disposition consisting of (a) the sale, lease, license, transfer or other disposition of property or other assets in the ordinary course of such Company's business, (b) the sale, lease, license, transfer or other disposition of machinery and equipment no longer used or useful in the conduct of such Company's business, (c) any sale, lease, license, transfer or other disposition of property or assets by such Company to the Borrower or any wholly owned Subsidiary of the Borrower, provided that the Borrower shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Borrower to be in compliance with the terms of Sections 2.02, 6.08 and 6.12 hereof after giving effect to such transaction, (iv) any Casualty Event, (v) any Disposition by such Company constituting a Permitted Investment and (vi) if such Company is a Subsidiary that is not a party to the Subsidiary Agreement, any sale, lease, license, transfer or other disposition of property or assets by such Subsidiary to any other Subsidiary that is also not a party to the Subsidiary Agreement.

                           (C) Casualty Events. Subject to the provisions of
                  Section 6.02, within one hundred eighty (180) days following the receipt by the Borrower or any of the Subsidiaries of any Insurance Proceeds in respect of any Casualty Event (or upon such earlier date as the Borrower or any Subsidiary shall have determined not to restore, repair or replace the asset or property affected by such Casualty Event), which Insurance Proceeds, together with all other such Insurance Proceeds theretofore received in respect of Casualty Events and not so applied, exceed $1,000,000 in the aggregate, (i) the Notes shall be prepaid in an aggregate amount, if any, equal to the aggregate amount of such proceeds not theretofore applied to the repair or replacement of such asset or property under
                  Section 6.02(b), as provided in Section 1.09(j)(ii)(F). Nothing in this Section 1.09(j)(ii)(C) shall be deemed (i) to limit any obligation of the Companies pursuant to the Security Agreements to remit to the Collateral Account the Insurance Proceeds received in respect of any Casualty Event, or (ii) to obligate the Agent to release any of such proceeds from the Collateral Account to the Borrower or any Subsidiary during the existence of any Default. In connection with any such prepayment, the Borrower shall deliver to the Agent a notice of such prepayment together with a certificate of an Authorized Officer, on behalf of the Borrower, setting forth in reasonable detail the calculation of the estimated Excess Insurance Proceeds from the related Casualty Event. The Borrower will endeavor to provide such notice and certificate to the Agent at least two (2) Business Days prior to such prepayment.

                           (D) Debt Issuances. Without limiting the obligation
                  of the Borrower to obtain any required consent thereto of the Required Lenders or the Agent under Section 7.01, immediately upon the receipt by any Company of any proceeds consisting of cash or Cash Equivalents from the issuance of any additional debt securities not permitted under Section 7.01, the Borrower shall prepay the Tranche D Term Loans in an aggregate amount equal to 100% of the net cash proceeds thereof. Such prepayment pursuant to this clause (D) shall be applied to the Loans as set forth in Section 1.09(j)(ii)(F) below. In connection with any such prepayment, the Borrower shall deliver to the Agent a notice of such prepayment together with a certificate of an Authorized Officer, on behalf of the Borrower, setting forth in reasonable detail the calculation of the estimated net cash proceeds from the related debt issuance. The Borrower will endeavor to provide such notice and certificate to the Agent at least two (2) Business Days prior to such prepayment.

                  (E) Application of DBS Rights Litigation Proceeds. On each date on which the Borrower or any of its Affiliates receives any DBS Rights Litigation Proceeds,

                      (i) the DBS Rights Litigation Expenses may be retained by the Borrower and its Subsidiaries (other than the Finance Subsidiaries, the Special Purpose Subsidiary, and the Letter-of-Credit Subsidiary) and used for general corporate purposes;

                      (ii) the Borrower shall immediately repay the Tranche D
                  Term Loans in an aggregate amount equal to the least of the amounts described in the following clauses (x), (y) and (z):

                           (x) the excess of

                               (I) the aggregate amount of DBS Rights Litigation Proceeds received by the Borrower and its Affiliates on or prior to such date over

                               (II) the sum of (A) the aggregate amount of DBS Rights Litigation Expenses and (B) the aggregate amount of all repayments made prior to such date under Section 1.09(g)(ii) and this Section 1.09(j)(ii)(E),

                           (y) the excess of

                               (I) 50% of the excess of (A) the aggregate amount of Net DBS Rights Litigation Proceeds received by the Borrower and its Affiliates on or prior to such date over (B) the aggregate amount of DBS Rights Litigation Expenses paid after April 2, 2003, over

                               (II) the aggregate amount of all repayments made prior to such date under Section 1.09(g)(ii) and this Section 1.09(j)(ii)(E), and

                           (z) the excess of

                               (I) $50,000,000 over

                               (II) the aggregate amount of all repayments made prior to such date under Section 1.09(g)(ii) and this Section 1.09(j)(ii)(E); and

                           (iii) any portion of the DBS Rights Litigation
                  Proceeds that remains after giving effect to the application of clauses (i) and (ii) above shall be retained by the Borrower and its Subsidiaries and used (A) until the Discharge of Parent Term Debt shall have occurred, by the Companies for Permitted Acquisitions or the acquisition, within 180 days of the receipt of such DBS Rights Litigation Proceeds (or, if one or more definitive agreements with respect to Permitted Acquisitions are entered into within such 180 day period, within 360 days following the receipt of such DBS Rights Litigation Proceeds), of tangible assets or the payment of other capitalized costs used or useful in the DBS Business or broadcast business of any Company and (B) after the Discharge of Parent Term Debt, for general corporate purposes.

                  In connection with any such prepayment, the Borrower shall deliver to the Agent a notice of such prepayment together with a certificate of an Authorized Officer, on behalf of the Borrower, setting forth in reasonable detail the calculation of the estimated prepayment amount. The Borrower will endeavor to provide such notice and certificate to the Agent at least two (2) Business Days prior to such prepayment. Notwithstanding clause (ii) above, in the event that the Borrower or any of its Affiliates receives DBS Rights Litigation Proceeds in excess of the aggregate amount of DBS Rights Litigation Expenses at a time when a judgment shall not have been rendered or a settlement reached with respect to the Seamless Litigation, the Borrower may, at its election, deposit up to 10% of such excess DBS Rights Litigation Proceeds in a restricted collateral account of the Borrower (in which account the Agent shall have a first priority security interest) in lieu of making any prepayment of the Loans required under this Section 1.09(j)(ii)(E), and shall be permitted, until the date which is 90 days (or 180 days, if the Agent elects in its sole discretion to extend such number of days) after receipt of such proceeds, to apply such amounts on deposit solely to pay any amount required to be paid by any Company to any person (other than the Borrower or any of its Affiliates) as a result of (and upon the occurrence of) a judgment with respect to, or settlement of, the Seamless Litigation; provided, however, that the Borrower shall not be permitted to elect to deposit amounts exceeding $4 million in the aggregate into such collateral account; and provided further, that if such amounts on deposit in such collateral account shall not have been so applied during such 90-day (or 180-day, if applicable) period, then such amounts shall thereupon immediately be required to be applied as set forth in clause (ii) above. All documentation with respect to such collateral account and any release of amounts therefrom shall be reasonably satisfactory to the Agent. Any prepayment of the Tranche D Term Loans pursuant to this Section 1.09(j)(ii)(E) shall be applied to the Tranche D Term Loans as set forth in Section 1.09(j)(ii)(F) below.

                  (F) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 1.09(j)(ii) shall be allocated to the remaining installments of the Tranche D Term Loans pro rata based upon the then outstanding principal amount of such installments; provided, that to the extent permitted by the allocation set forth in the immediately preceding sentence, prepayments of the Tranche D Term Loans shall be applied ratably to Base Rate Loans and LIBOR Loans.

         Section 1.09A. Prepayments in Connection with this Agreement.

         (a) On the Fourth Amendment Effective Date, the Borrower shall (i) prepay in full all outstanding principal and accrued interest and fees on the Revolving Notes and (ii) prepay the Incremental Term Loans and Initial Term Loans in an aggregate principal amount equal to $235,000,000, such amount to be allocated proportionally between the Initial Term Loans and the Incremental Term Loans, in each case to remaining installments of principal in direct order of maturity thereof, plus accrued but unpaid interest thereon and all unpaid amounts requested by any Lender prior to such date under Section 1.14 of the Existing Credit Agreement with respect thereto. The Borrower shall fund all such payments by requesting that Bank of America, N.A., as initial Tranche D Term Loan Lender, forward a portion of the proceeds of the Tranche D Term Loan by wire transfer directly to the Resigning Agent on behalf of the Lenders, as provided in Section 1.07. The payments of principal to be made hereunder shall constitute voluntary prepayments for purposes of the Existing Credit Agreement (notwithstanding the fact that such prepayments shall become mandatory upon the effectiveness of this Agreement), and all notices required under such sections by the Borrower are hereby waived.

         (b) The Resigning Agent shall, on the Fourth Amendment Effective Date, apply the portion of the proceeds of the Tranche D Term Loan received by it from Bank of America, N.A. (i) to the payment in full of the outstanding principal amount of, and all accrued and unpaid interest on and all unpaid amounts requested by any Lender prior to such date under Section 1.14 of the Existing Credit Agreement with respect thereto, the Revolving Loans, and all accrued Commitment Fees and Letter of Credit Fees, and then (ii) to the ratable prepayment of the Initial Term Loans and the Incremental Term Loans, and all accrued and unpaid interest on the principal amount being prepaid and all unpaid amounts requested by any Lender prior to such date under Section 1.14 of the Existing Credit Agreement, in respect of such prepayments of the Initial Term Loans and the Incremental Term Loans, in the case of all items referred to in clauses (i) and (ii) above in the amounts set forth in Schedule 1.09(A) attached hereto.

         (c) Any unpaid amounts requested by any Lender on or after the Fourth Amendment Effective Date under Section 1.14 of the Existing Credit Agreement (which shall survive the Fourth Amendment Effective Date for purposes of this Section 1.09A(c)) with respect to the prepayment of the Revolving Loans, Initial Term Loans and Incremental Term Loans pursuant to this Section 1.09A shall be paid by the Borrower to the Resigning Agent for the account of such Lender in accordance with Section 1.14 of the Existing Credit Agreement. All such amounts shall constitute Obligations under this Agreement and the other Loan Documents.

         Section 1.10. [Intentionally Omitted].

         Section 1.11. Requirements of Law.

         (a) In the event that any Regulatory Change shall:

             (i) change the basis of taxation of any amounts payable to any Lender under this Agreement or any Notes in respect of any Loans, including without limitation LIBOR Loans made by it (other than taxes imposed on the overall net income of such Lender in its jurisdiction of organization or in the jurisdiction where its lending office is located);

             (ii) impose or modify any reserve, compulsory loan assessment, special deposit or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, any office of such Lender (including any of such Loans or any deposits referred to in the definition of "LIBOR Base Rate" in Article
         XIV); or

             (iii) impose any other conditions affecting this Agreement in respect of Loans, including without limitation LIBOR Loans (or any of such extensions of credit, assets, deposits or liabilities);

and the result of any of the foregoing shall be to increase such Lender's costs of making or maintaining any Loans, including without limitation LIBOR Loans, or to reduce any amount receivable by such Lender hereunder in respect of any of its Loans, in each case only to the extent that such additional amounts are not included in the LIBOR Base Rate or Base Rate applicable to such Loans, then the Borrower shall pay on demand to such Lender, through the Agent, and from time to time as specified by such Lender, such additional amounts as such Lender shall reasonably determine are sufficient to compensate such Lender for such increased cost or reduced amount receivable.

         (b) If at any time after the date of this Agreement any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Lending Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption or implementation of any Regulatory Change regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof (whether or not having the force of law), has or will have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of the existence of its obligations hereunder (whether with respect to the Loans or any other Obligation) to a level below that which such Lender or its holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time following written notice by such Lender to the Borrower as provided in paragraph (c) of this Section, within fifteen (15) days after demand by such Lender, the Borrower shall pay to such Lender, through the Agent, such additional amount or amounts as such Lender shall reasonably determine will compensate such Lender or such holding company, as the case may be, for such reduction, provided that to the extent that any or all of the Borrower's liability under this Section arises following the date of the adoption of any such Regulatory Change (the "Effective Date"), such compensation shall be payable only with respect to that portion of such liability arising after notice of such Regulatory Change is given by such Lender to the Borrower (unless such notice is given within sixty (60) days after the Effective Date, in which case such compensation shall be payable in respect of all periods before and after the Effective Date).

         (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate setting forth in reasonable detail the computation of any additional amounts payable pursuant to this Section submitted by such Lender to the Borrower shall be delivered to the Borrower and the other Lenders promptly after the initial incurrence of such additional amounts and shall be conclusive in the absence of manifest error. The covenants contained in this Section shall survive for six months following the termination of this Agreement and the payment of the outstanding Notes. No failure on the part of any Lender to demand compensation under paragraph (a) or
(b) above on any one occasion shall constitute a waiver of its rights to demand compensation on any other occasion. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender for compensation thereunder.

         Section 1.12. Limitations on LIBOR Loans; Illegality.

         (a) Anything herein to the contrary notwithstanding, if, on or prior to the determination of an interest rate for any LIBOR Loans for any applicable LIBOR Period, the Agent shall determine (which determination shall be conclusive absent manifest error) that:

                  (i) by reason of any event affecting United States money markets or the London interbank market, quotations of interest rates for the relevant deposits are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans under this Agreement; or

                  (ii) the rates of interest referred to in the definition of "LIBOR Base Rate" in Article XIV, on the basis of which the rate of interest on any LIBOR Loans for such period is determined, do not accurately reflect the cost to the Lenders of making or maintaining such LIBOR Loans for such period; then the Agent shall give the Borrower prompt notice thereof (and shall thereafter give the Borrower prompt notice of the cessation, if any, of such condition), and so long as such condition remains in effect, the Lenders shall be under no obligation to make LIBOR Loans or to convert Base Rate Loans into LIBOR Loans and the Borrower shall, on the last day(s) of the then current LIBOR Period(s) for any outstanding LIBOR Loans, either prepay such LIBOR Loans in accordance with Section 1.08 or convert such Loans into Base Rate Loans in accordance with Section 1.06.

         (b) Notwithstanding any other provision herein, if for any reason a Lender shall be unable to make or maintain LIBOR Loans as contemplated by this Agreement, such Lender shall provide prompt written notice to the Borrower and
(i) such Lender's commitment hereunder to make LIBOR Loans, continue LIBOR Loans as such and convert Base Rate Loans to LIBOR Loans shall thereupon terminate and
(ii) such Lender's Loans then outstanding as LIBOR Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current LIBOR Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a LIBOR Loan occurs on a day which is not the last day of the then current LIBOR Period with respect thereto, and if the reason for such Lender's inability to make or maintain LIBOR Loans as contemplated by this Agreement is a Regulatory Change, then the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 1.14.

         Section 1.13. Taxes.

         (a) All payments made by the Borrower under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (all such taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"); provided, however, that the term "Taxes" shall not include net income taxes, franchise taxes (imposed in lieu of net income taxes) and general intangibles taxes (such as those imposed by the State of Florida) imposed on the Agent or any Lender, as the case may be, as a result of a present or former connection or nexus between the jurisdiction of the government or taxing authority imposing such tax (or any political subdivision or taxing authority thereof or therein) and the Agent or such Lender other than that arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement, the Notes or any of the Security Documents. If any Taxes are required to be withheld from any amounts payable to the Agent or any Lender hereunder or under the Notes, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes, as the case may be. Whenever any Taxes are payable by the Borrower in respect of this Agreement or the Notes, as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. If, after any payment of Taxes by the Borrower under this Section, any part of any Tax paid by the Agent or any Lender is subsequently recovered by the Agent or such Lender, the Agent or such Lender shall reimburse the Borrower to the extent of the amount so recovered. A certificate of an officer of the Agent or such Lender setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive. The Agent and the Lenders shall use reasonable efforts to notify the Borrower of their attempts, if any, to obtain abatements of any such Taxes and the receipt by the Agent or the Lenders of any funds in connection therewith. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         (b) Each Lender, if any, that is not incorporated under the laws of the United States or a state thereof agrees that prior to the date any payment is required to be made to it hereunder it will deliver to the Borrower and the Agent either (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, and an Internal Revenue Service Form W-8 or W-9 or successor applicable form or (ii) in the case of a Lender that is not legally entitled to deliver either form listed in clause (b), (A) a certificate of such Lender to the effect that such Lender is not (1) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (2) a "10 percent shareholder" of the Borrower within the meaning of
Section 881(c)(3)(B) of the Code, or (3) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an "Exemption Certificate") and (B) two duly completed copies of Internal Revenue Service Form W-8BEN or applicable successor form. Each such Lender also agrees to deliver to the Borrower and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, and such extensions or renewals thereof as may reasonably be requested by the Borrower or the Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Such Lender shall certify (x) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (y) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

         Section 1.14. Indemnification.

         The Borrower shall pay to the Agent, for the account of each Lender, upon the request of such Lender delivered to the Agent and thereafter delivered by the Agent to the Borrower, such amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender (as reasonably determined by such Lender) as a result of:

         (a) any payment or prepayment or conversion of any LIBOR Loan held by such Lender on a date other than the last day of the LIBOR Period for such LIBOR Loan (including without limitation any such payment, prepayment or conversion required under Section 1.03, 1.04, 1.04A, 1.06, 1.08, 1.09 or 1.09A);
or

         (b) any failure by the Borrower to borrow, convert into or continue a LIBOR Loan on the date for such borrowing specified in the relevant Interest Rate Option Notice under Section 1.06 or otherwise.

         Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such LIBOR Period (or, in the case of a failure to borrow, convert or continue, the LIBOR Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. The determination by each such Lender of the amount of any such loss or expense, when set forth in a written notice delivered to the Agent (and thereafter delivered by the Agent to the Borrower), containing such Lender's calculation thereof in reasonable detail, shall be conclusive in the absence of manifest error.

         Section 1.15. Payments Under the Notes.

         (a) All payments and prepayments made by the Borrower of principal of, and interest on, the Notes and other sums and charges payable under this Agreement and, with respect to fees payable to the Agent and its affiliates, the Fee Agreements, including without limitation any payments under Sections 1.11,
1.13 and 1.14, shall be made in immediately available funds to the Agent (as specified in Section 13.03) for the accounts of the Lenders as provided in
Section 1.17 and otherwise herein not later than 2:00 P.M. (New York Time), on the date on which such payment shall become due. The failure by the Borrower to make any such payment by such hour shall not constitute a Default hereunder so long as payment is received later that day, provided that any such payment made after 2:00 P.M. (New York Time), on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on amounts outstanding on the Notes. The Borrower shall, at the time of making each payment under this Agreement or the Notes, specify to the Agent the Notes or amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may distribute such payments in such manner as the Required Lenders may direct or, absent such direction, as it determines to be appropriate, subject to the provisions of Section 1.17).

         (b) Except as otherwise provided in the definition of "LIBOR
Period" with respect to LIBOR Loans, if any payment hereunder or under the Notes shall be due and payable on a day which is not a Business Day, such payment shall be deemed due on the next following Business Day and interest shall be payable at the applicable rate specified herein through such extension period. The Agent, or any Lender for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any deposit account of the Borrower with the Agent or such Lender, as the case may be. Each payment received by the Agent under this Agreement or any Note for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender for the
Note in respect to which such payment is made.

         Section 1.16. Set-Off, Etc.

         The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have and in addition to the debit right afforded in Section 1.15, each Lender (and each subsequent holder of any Note) shall be entitled, at its option, to offset balances held by it, or by any of its respective branches or agencies, for the account of the Borrower at any of its or their offices, in Dollars or in any other currency, against any principal of or interest on the Notes held by such Lender (or subsequent noteholder) or other fees or charges owed to such Lender (or subsequent noteholder) hereunder which are not paid when due (regardless of whether such balances are then due to the Borrower and regardless of whether the Lenders are otherwise fully secured), in which case it shall promptly notify the Borrower and the Agent thereof, provided that such Lender's (or subsequent noteholder's) failure to give such notice shall not affect the validity thereof and (as security for any Indebtedness hereunder) the Borrower hereby grants to the Agent and the Lenders a continuing security interest in any and all balances, credit, deposits, accounts or moneys of the Borrower maintained with the Agent and any Lender now or hereafter. If a Lender (or subsequent noteholder) shall obtain payment of any principal, interest or other amounts payable under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or otherwise or pursuant to the debit right provided in Section 1.15, it shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Note(s) held by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata based upon the unpaid principal amounts of and interest on the Note(s) held by each of them. To such end, the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender or any other Person which purchases a participation (or direct interest) in the Note(s) held by any or all of the Lenders (each being hereinafter referred to as a "Participant") may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Participant were a direct holder of Notes in the amount of such participation, provided that the Borrower was notified of such purchase. Nothing contained herein shall be deemed to require any Participant to exercise any such right or shall affect the right of any Participant to exercise, and retain the benefits of exercising, any such right with respect to any indebtedness or obligation of the Borrower, other than the Borrower's indebtedness and obligations under this Agreement.

         Section 1.17. Pro Rata Treatment; Sharing; Payments after Default.

         (a) Except to the extent otherwise provided in this Agreement and, with respect to fees payable to the Agent, the Resigning Agent, the Syndication Agent, the Documentation Agent and their affiliates, the Fee Agreements, and except as otherwise agreed by the Lenders: (i) the principal amount of LIBOR Loans made by each Lender shall be determined on a pro rata basis in accordance with the outstanding principal amount of the applicable Loans owed to such Lender (in the case of conversions to or continuations of Loans as LIBOR Loans);
(ii) each payment and prepayment of principal of any Notes shall be allocated to the Lenders holding such Notes pro rata in accordance with the unpaid principal amounts of the respective Notes held by such Lenders; (iii) each payment of interest on the Notes shall be allocated to the Lenders pro rata in accordance with the unpaid principal amounts of their respective Loans evidenced by such Notes; (iv) each payment of any other sums and charges payable for the Lenders' account under this Agreement (except for the fees payable under the Fee Agreements, and the amounts payable pursuant to Section 1.21, which are payable solely in accordance therewith) shall be allocated to the Lenders pro rata in accordance with the respective unpaid principal amounts of the aggregate Loans made by each of them; (v) each payment under Section 1.11, 1.13 or 1.14 shall be made to each Lender in the amount required to be paid to such Lender to adequately indemnify or compensate such Lender for losses suffered or costs incurred by such Lender as provided in such Section; and (vi) notwithstanding the foregoing, after and during the continuance of a Default, each payment or distribution of cash, property, securities or other value received by the Agent or any Lender, directly or indirectly, in respect of the Borrower's Indebtedness hereunder, whether pursuant to this Article I or any attachment, garnishment, execution or other proceedings for the collection thereof or pursuant to any bankruptcy, reorganization, liquidation or other similar proceeding or otherwise, after payment of collection and other expenses as provided herein and in the Security Documents, shall be apportioned among the Lenders pro rata based upon the respective aggregate unpaid principal amount of all Loans owed to each of them.

         (b) Notwithstanding the foregoing, if any Lender (a "Recovering Party") shall receive any such distribution referred to in Section 1.17(a)(vi) above (a "Recovery") in respect thereof, such Recovering Party shall pay to the Agent for distribution to the Lenders as set forth herein their respective pro rata shares of such Recovery, based on the Lenders' pro rata shares of all Loans outstanding at such time, unless the Recovering Party is legally required to return any Recovery, in which case each party receiving a portion of such Recovery shall return to the Recovering Party its pro rata share of the sum required to be returned without interest. For purposes of this Agreement, calculations of the amount of the pro rata share of each Lender shall be rounded to the nearest whole dollar.

         (c) The Borrower acknowledges and agrees that, if any Recovering Party shall be obligated to pay to the other Lenders a portion of any Recovery pursuant to Section 1.17(b) and shall make such recovery payment, the Borrower shall be deemed to have satisfied its obligations in respect of Indebtedness held by such Recovering Party only to the extent of the Recovery actually retained by such Recovering Party after giving effect to the pro rata payments by such Recovering Party to the other Lenders. The obligations of the Borrower in respect of Indebtedness held by each other Lender shall be deemed to have been satisfied to the extent of the amount of the Recovery distributed to each such other Lender by the Recovering Party.

         Section 1.18. Non-Receipt of Funds by the Agent.

         Unless the Agent shall have been notified in writing by a Lender or the Borrower prior to the date on which such Lender or the Borrower is scheduled to make payment to the Agent of (in the case of a Lender) the proceeds of a Loan to be made by it hereunder or (in the case of the Borrower) a payment to the Agent for the account of any or all of the Lenders hereunder (such payment being herein referred to as a "Required Payment"), which notice shall be effective upon actual receipt, that it does not intend to make such Required Payment to the Agent, the Agent may (but shall not be required to) assume that the Required Payment has been made and may (but shall not be required to), in reliance upon such assumption, make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower (as the case may be) has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, or with respect to payment received by the Borrower, within three (3) Business Days after such receipt repay to the Agent for the Agent's own account the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (a) the Federal Funds Rate for such day, with respect to interest paid by such Lender, or (b) the applicable rate provided under Section 1.05, with respect to interest paid by the Borrower.

         Section 1.19. Replacement of Notes.

         Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of any Note and (a) in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Borrower (provided, however, that if the holder of such Note is the original holder of such Note or a financial institution with net capital, capital surplus and undivided profits in excess of $50,000,000 its own agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of any such mutilation, upon the surrender of such Note for cancellation, the Borrower will execute and deliver, in lieu of such lost, stolen, destroyed, or mutilated Note, a new Note of like tenor.

         Section 1.20. Replaced Lenders.

         (a) Upon the occurrence of any event requiring the payment of additional sums by the Borrower pursuant to Section 1.11, 1.13 or 1.14 with respect to any Lender, such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another lending office for any Loans.

         (b) Upon the occurrence of any event giving rise to the operation of
Section 1.11, 1.13 or 1.14 with respect to any Lender which results in such Lender charging to the Borrower increased costs materially in excess of those being charged generally by the other Lenders, or upon the occurrence of a Lender Default which is not addressed to the reasonable satisfaction of the Borrower within ten (10) Business Days, the Borrower shall have the right, so long as no Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more new lenders (each, a "New Lender") reasonably acceptable to the Agent, provided that:

             (i) at the time of any replacement pursuant to this paragraph, the New Lender shall enter into one or more Assignment and Acceptances pursuant to paragraph (b) of Article XII (with all fees payable pursuant to such paragraph (b) to be paid by the New Lender), pursuant to which the New Lender shall acquire all outstanding Loans of the Replaced Lender, and in connection therewith shall pay to the Replaced Lender an amount equal to the principal amount of, and all accrued interest on, all outstanding Loans of the Replaced Lender; and

             (ii) all obligations of the Borrower owing to the Replaced Lender under the Loan Documents (other than those expressly described in the preceding subparagraph (i) in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender by the Borrower concurrently with such replacement.

Upon the execution of the respective Assignment and Acceptance, the payment of the amounts referred to in subparagraphs (i) and (ii) above and delivery to the New Lender of the appropriate replacement Notes executed by the Borrower, the New Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions applicable to the Replaced Lender under this Agreement, which shall survive as to such Replaced Lender.

         Section 1.21. Change of Control Put.

         (a) Upon the occurrence of a "Change of Control" (as defined in the PCC 1998 Indenture) or in the event that any holder of PSC Notes or PCC Preferred Stock shall exercise the right to require PSC to repurchase all or any part of such holder's PSC Notes or PCC Preferred Stock, as applicable, upon the occurrence of a "Change of Control" under, and as defined in any applicable PSC Indenture or the PCC Preferred Stock Designation, as applicable (unless all PSC Notes and/or PCC Preferred Stock tendered by holders thereof in consequence of such "Change of Control" are purchased by a Person(s) not an Affiliate of PSC in lieu of PSC repurchasing such tendered PSC Notes and/or PCC Preferred Stock) (each a "Put Change of Control"), each Lender shall, unless the Tranche D Term Loans shall have been accelerated in accordance with Article IX, have the right to require that the Borrower prepay such Lender's Tranche D Term Loans in full at a prepayment price equal to the greater of (i) 101% and (ii) the then applicable Fixed Early Payment Amount, in either case, of the principal amount of the Tranche D Term Loans then outstanding (such amount, the "Change of Control Put Amount"), plus accrued and unpaid interest, if any, to the date of prepayment and all other Obligations due to such Tranche D Term Loan Lenders under this Agreement and the other Loan Documents, in accordance with the terms contemplated in paragraph (b) below.

         (b) At least ten (10) Business Days prior to the occurrence of any Put Change of Control, the Borrower shall mail a notice to each Tranche D Term Loan Lender (the "Put Offer"), with a copy to the Agent, stating:

             (i) that a Put Change of Control will occur and that such Tranche D Term Loan Lender has the right to require the Borrower to prepay such Lender's Tranche D Term Loans in full at a prepayment price equal to the Change of Control Put Amount, plus accrued and unpaid interest, if any, to the date of prepayment, and showing the calculation of the prepayment price (exclusive of other Obligations due to such Tranche D Term Loan Lender hereunder);

             (ii) the circumstances and relevant facts regarding such Put Change of Control (including the information with respect to pro forma historical income, cash flow and capitalization, each after giving effect to such Put Change of Control;

             (iii) the prepayment date (which shall be the date of the occurrence of such Put Change of Control); and

             (iv) the reasonable instructions determined by the Borrower and Agent, consistent with this section, that a Lender must follow in order to accept the Put Offer, which must allow each Tranche D Term Loan Lender at least ten (10) Business Days after receipt of such Put Offer by each Tranche D Term Loan Lender to accept such Put Offer.

         (c) Lenders electing to have their Tranche D Term Loans prepaid will be required to surrender their Tranche D Term Notes to the Agent at the address specified in Section 13.03 on the prepayment date.

         (d) On the prepayment date, all Tranche D Term Notes evidencing any Tranche D Term Loans prepaid by the Borrower under this section shall be cancelled by the Borrower, and the Borrower shall pay the Change of Control Put Amount to the Agent, for the account of the Tranche D Term Loan Lenders electing to receive such prepayment, plus accrued and unpaid interest, if any, and all other Obligations due to such Lenders under this Agreement and the other Loan Documents to the Lenders entitled thereto.

         (e) For the purposes of this Section 1.21 (i) "PSC Notes" means a collective reference to the PCC 1997 Senior Notes, the PCC 1998 Senior Notes, the PSC 2001 Senior Notes, the PCC Exchange Notes, the PSC Subordinated Notes and the Golden Sky Exchange Notes; and (ii) "PSC Indentures" means a collective reference to the PCC 1997 Indenture, the PCC 1998 Indenture, the PSC 2001 Indenture, the PSC Subordinated Indenture, the PCC Exchange Indenture and the Golden Sky Exchange Indentures.

         Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section 1.21 may not be amended, modified or otherwise waived without the consent of the Tranche D Term Loan Lenders holding in the aggregate at least eighty percent (80%) of the outstanding Tranche D Term Loans.


                  II. SECURITY; SUBORDINATION; USE OF PROCEEDS.

         Section 2.01. Security for the Obligations; Subordination; Etc.

         (a) Collateral. Except as specified in Schedule 2.01(a) the Borrower's obligations hereunder, under the Notes and in respect of any Rate Hedging Obligations entered into with any Hedging Lenders shall be secured at all times by:

                  (i) the unconditional guaranty of each of the Subsidiaries (including the Finance Subsidiaries but excluding the Special Purpose Subsidiary, the Letter-of-Credit Subsidiary and South Plains DBS (so long as South Plains DBS is not a Material Subsidiary)) and the Parent (provided that the Parent's guaranty shall be non-recourse, except to the extent of the Collateral required to be provided by the Parent under subparagraph (v) below);

                  (ii) a first priority perfected security interest in and lien upon all presently owned and hereafter acquired tangible and intangible personal property and fixtures of each of the Borrower and the Subsidiaries (including the Finance Subsidiaries but excluding the Special Purpose Subsidiary, each Letter-of-Credit Subsidiary and South Plains DBS (so long as South Plains DBS is not a Material Subsidiary)), including without limitation any intercompany notes, obligations or agreements, subject only to (A) any prior Permitted Liens and (B) the exclusion of any FCC License, except to the extent (if any) that such a security interest is permitted or not prohibited by the Communications Act of 1934, as amended, and the rules, regulations and policies of the FCC (but including, to the maximum extent permitted by law, all rights incident or appurtenant to any such FCC License including without limitation the right to receive all proceeds derived or arising from or in connection with the sale, assignment or transfer thereof);

                  (iii) first mortgages on all presently owned and hereafter acquired real estate owned by each of the Borrower and the Subsidiaries, subject only to any prior Permitted Liens, together with mortgagee's title insurance policies acceptable to the Lenders;

                  (iv) first priority perfected collateral assignments of or leasehold mortgages on all real estate leases in which any of the Borrower and the Subsidiaries now has or may in the future have an interest, subject only to any prior Permitted Liens, and such third party consents, lien waivers, non-disturbance agreements and estoppel certificates as the Agent shall reasonably require, together with mortgagee's title insurance policies acceptable to the Agent;

                  (v) a first priority perfected collateral assignment and/or pledge of all of the issued and outstanding ownership interests of each of the Borrower and the Subsidiaries and all warrants, options and other rights to purchase such ownership interests;

                  (vi) without limiting the generality of Section 2.01(a)(i), first priority perfected collateral assignments of all NRTC Member Agreements and any other satellite broadcasting distribution agreements as the Agent shall reasonably deem necessary to protect the interests of the Lenders, together with such third party consents, lien waivers and estoppel certificates as the Agent shall reasonably require;

                  (vii) a first priority perfected security interest in the Borrower Collateral Account (as defined in the Parent Term Loan Documents as in effect on the Third Amendment Effective Date), which account shall contain all dividends, distributions, and interest and principal payments paid by the Borrower to the Parent at any time after the Agent has notified the Parent of its election to exercise the Agent's rights under Section 3(b) of the Pledge Agreement, and which security interest shall rank prior to the second-priority security interest in such Borrower Collateral Account in favor of the agent and lenders under the Parent Term Loan Documents and any Replacement Parent Term Debt; and

                  (viii) a second priority perfected security interest in all other assets of the Parent (other than those assets in which the Agent is required under this Agreement to have a first priority perfected security interest) that are subject from time to time to any security interest in favor of the agent and lenders under the Parent Term Loan Documents and any Replacement Parent Term Debt, which security interest
         (I) shall be junior to no liens other than the lien in favor of the agent and lenders under the Permitted Parent Term Debt and (II) shall, upon the release or termination of the lien in favor of such agent and lenders, be terminated and released, except that if the foregoing provision would otherwise cause the release of such security interest to occur during the continuance of a Default, such security interest in favor of the Agent for the benefit of the Lenders shall not terminate or be released and shall remain continuously perfected and become a first priority perfected security interest.

         (b) Subordination.

             (i) All existing and hereafter arising indebtedness of the Borrower and the Subsidiaries, if any, to Sellers which constitutes Permitted Seller Subordinated Debt shall be subordinated to any Indebtedness of the Companies to the Agent or the Lenders pursuant to subordination agreements substantially in the form of Schedule 2.01(b) with any material changes thereto to be satisfactory to the Agent and the Required Lenders, in their sole discretion (each, a "Seller Subordination Agreement", and collectively, the "Seller Subordination Agreements"). Notwithstanding the foregoing, the consent of the Agent (in its sole discretion) shall be sufficient (without further approval by the Lenders) to approve revisions to such form necessary (i) to permit the issuance to any subordinated Seller of Junior Reorganization Securities and (ii) to waive the requirement that the promissory notes evidencing such Seller's Permitted Seller Subordinated Debt be pledged and delivered to the Agent as security.

             (ii) Without limiting the generality of Section 7.01, all existing and hereafter arising indebtedness of the Borrower and the Subsidiaries to the Parent and its other subsidiaries, including without limitation the Manager, shall be subordinated to any Indebtedness of the Companies to the Lenders pursuant to subordination agreements satisfactory in form and substance to the Required Lenders (each, an "Affiliate Subordination Agreement", and collectively, the "Affiliate Subordination Agreements").

         (c) Security Documents. All agreements and instruments described or contemplated in this Section 2.01, including but not limited to the Parent Guaranty, the Parent Pledge Agreement, the Borrower Security Agreement, the Subsidiary Agreement, the Collateral Assignments, the Affiliate Subordination Agreement, the Intercreditor Agreement, the PSC Collateral Account Agreement and the Collateral Account Agreement, together with any and all other agreements and instruments heretofore or hereafter securing the Notes, the Rate Hedging Obligations and the other Obligations or otherwise executed in connection with this Agreement, as such agreements or instruments are amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, are sometimes hereinafter referred to collectively as the "Security Documents" and each individually as a "Security Document". The Borrower agrees to execute and deliver any and all Security Documents, in form and substance satisfactory to the Agent, and take such action as the Lenders may reasonably request from time to time in order to cause the Agent and the Lenders to be secured at all times as described in this Section.

         Section 2.02. Use of Proceeds.

On the Fourth Amendment Effective Date, the proceeds of the Tranche D Term Loans shall be used to prepay the Revolving Loans, Initial Term Loans and Incremental Term Loans as provided in Section 1.09A. Any such proceeds not required to be so applied may be used thereafter for working capital, Capital Expenditures and general corporate purposes of the Borrower.


                      III. CONDITIONS OF MAKING THE LOANS.

         Section 3.01. Conditions to this Agreement.

         This Agreement shall be and become effective as of the date hereof (the "Fourth Amendment Effective Date") when all of the conditions set forth in this
Section 3.01 shall have been satisfied (as determined by the Successor Agent):

         (a) The Successor Agent shall have received counterparts of:

                           (i) this Agreement, duly executed on behalf of each
                  of the Borrower and the Required Lenders and the Tranche D Term Loan Lenders;

                           (ii) the Joinder, Acknowledgement and Consent of
                  Guarantors and Reaffirmation of Guaranty attached hereto as
                  Schedule 3.01(a)(ii) (the "Joinder"), duly executed on behalf of the Parent and each Subsidiary of the Borrower that is a party to the Subsidiary Agreement;

                           (iii) the Resignation and Assignment Agreement, duly
                  executed on behalf of each of the Resigning Agent, the Successor Agent and the Borrower;

                           (iv) a certificate in the form of Schedule
                  3.01(a)(iv) attached hereto, duly executed on behalf of the Borrower;

                           (v) a certificate in the form of Schedule 3.01(a)(v)
                  attached hereto, duly executed on behalf of the Borrower; and

                           (vi) the Agent Fee Letter, duly executed on behalf of
                  the Borrower.

         (b) The Successor Agent shall have received the following items for each of the Parent, the Borrower and each other Subsidiary party to the Subsidiary Agreement, in each case dated the Fourth Amendment Effective Date unless otherwise indicated:

             (i) copies of the articles or certificates of incorporation or other charter documents of such Person certified to be true, complete and correct as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and/or certified by a secretary or assistant secretary of such Person to be true, complete and correct as of the Fourth Amendment Effective Date;

             (ii) a copy of the bylaws, partnership or operating agreement of such Person, as applicable, certified by a secretary or assistant secretary of such Person to be true and correct as of the Fourth Amendment Effective Date;

             (iii) resolutions of its Board of Directors or other authorizing body or Person approving and authorizing the execution, delivery and performance of this Agreement, certified as of the Fourth Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment;

             (iv) certificates of good standing issued as of a reasonably recent date to the Fourth Amendment Effective Date by such Person's state of organization or formation.

             (v) signature and incumbency certificates of the officers of such Person executing this Agreement, any amendments to Security Documents and any other documents required to be delivered under subsection (a) of this Section 3.01 (collectively, the "Additional Documents"); and

         (c) The Successor Agent shall have received have received an originally executed copy of a written opinion of Drinker Biddle & Reath LLP, counsel for the Parent and the Companies, dated as of the Fourth Amendment Effective Date, addressed to the Agent and the Lenders and in form and substance reasonably satisfactory to the Successor Agent.

         (d) The Successor Agent shall have received payment from the Borrower, in Dollars and in immediately available funds, of the following:

                           (i) for the benefit of each Lender that shall have
                  delivered both (i) an executed non-binding consent letter to BAS on or prior to 5:00 p.m. (New York time) on October 17, 2003 and (ii) an executed counterpart of this Agreement to the Agent on or prior to 5:00 p.m. (New York time) on October 21, 2003, an amendment fee equal to 25 basis points on the amount equal to the sum of (i) the outstanding Initial Term Loans held by such Lender, plus (ii) the outstanding Incremental Term Loans held by such Lender, in each case after giving effect to the prepayments contemplated by Section 1.09A hereof;

                           (ii) for the account of each Lender making Tranche D
                  Term Loans, an upfront fee equal to 1.5% based on each Lender's final allocation of the Tranche D Term Loans, and

                           (iii) for their own account, of all fees and expenses
                  owing by the Borrower to the Successor Agent and/or Banc of America Securities LLC ("BAS"), including, without limitation, the fees and expenses of Moore & Van Allen PLLC, counsel for the Successor Agent and BAS.

         (e) The Successor Agent shall have received copies of certificates of insurance of the Borrower and its Subsidiaries evidencing insurance coverage and policy provisions meeting the requirements set forth in Section 6.02 hereof and naming the Successor Agent as additional insured or loss payee, as the case may be, on behalf of the Lenders.

         (f) The Successor Agent shall have received satisfactory evidence that the Borrower shall have delivered to the Term Loan Agent (as defined in the Parent Term Loan Agreement) a certificate of an Authorized Officer of the Borrower certifying that the Indebtedness represented by the Tranche D Term Loans is permitted to be incurred under Section 7.01(b)(ii) of the Parent Term Loan Agreement and qualifies as "Permitted Indebtedness" as defined in the Parent Term Loan Agreement, together with a copy of this Agreement.

         (g) The representations and warranties of the Borrower contained in
Article IV hereof shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date.

         (h) The Resignation and Assignment Agreement shall have become effective in accordance with the terms thereof.

         Section 3.02. [Intentionally Omitted].

         Section 3.03. All Loans.

The obligations of the Lenders to make any Loans (including Loans made on the Fourth Amendment Effective Date) are, in each case, subject to the following conditions:

         (a) (i) All warranties and representations set forth in this Agreement shall be true and correct in all material respects as of the applicable Credit Extension Date, except to the extent they relate specifically to an earlier specified date or are affected by transactions or events occurring after the Fourth Amendment Effective Date and permitted or not prohibited hereunder;

             (ii) No Default shall have occurred and be continuing; and

             (iii) After giving effect to such Loans and since December 31, 2002, no event shall have occurred and no circumstance shall exist that has had, or could reasonably be expected to have, a Material Adverse Effect.

         (b) After giving effect to such Loans, no Default shall have occurred and be continuing.

                       IV. REPRESENTATIONS AND WARRANTIES.

The Borrower represents and warrants to the Agent and the Lenders (which representations and warranties shall give effect to the consummation of all of the transactions referred to in Section 3.01 and shall survive the delivery of the Notes and the making of the Loans) that:

         Section 4.01. Financial Statements.

         The Borrower has heretofore furnished to the Lenders:

         (a) (i) audited Consolidated balance sheet of the Parent and the Borrower for the fiscal year ended December 31, 2002, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the Parent and the Borrower, including the notes thereto, and applicable accountants' report and (ii) the unaudited Consolidated financial statements of the Parent and the Borrower dated June 30, 2003, and the related Consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal quarter ended on that date (the items described in the foregoing clauses (i) and (ii), collectively, the "Financial Statements"); and

         (b) the June 30, 2003 Consolidated balance sheet of the Borrower and the Subsidiaries showing their pro forma financial condition after the consummation of any and all transactions contemplated to have occurred as of the Fourth Amendment Effective Date, as if they occurred on such date, attached as
Schedule 4.01(a) (the "Opening Balance Sheet").

         The Financial Statements have been prepared in accordance with GAAP. Since December 31, 2002, there has been no material adverse change in the assets, properties, business or condition (financial or otherwise) of the Parent or any of the Companies and, other than distributions permitted under the Agreement, no dividends or distributions have been declared or paid by the Parent or any of the Companies. Neither the Parent nor any of the Companies has any contingent obligations, liabilities for taxes or unusual forward or long-term commitments except as specified in such Financial Statements. The Opening Balance Sheet fairly represents the pro forma financial condition of the Companies as of its date. All financial projections submitted to the Lenders by the Borrower (including all projections set forth in the Budget) are believed by the Borrower to be reasonable in light of all information presently known by the Borrower. Except as set forth on Schedule 4.01(b), as of the date of this Agreement, the Parent has no Indebtedness. (Notwithstanding the foregoing, the representations set forth above with respect to the Parent are made and, shall be deemed made, solely as of the Fourth Amendment Effective Date.)

         Since January 1, 2001, each of Pegasus Communications Corporation, the Parent and the Borrower has duly filed all forms, reports, schedules, proxy statements and documents required to be filed by it with the SEC. True and correct copies of all filings made by Pegasus Communications Corporation, the

Parent or the Borrower with the SEC since such date and prior to the Fourth Amendment Effective Date (the "SEC Reports"), whether or not required by law and including any registration statement filed by Pegasus Communications Corporation, the Parent or the Borrower under the Securities Act, have been either made available or are publicly available to the Agent. As of their respective dates, the SEC Reports (other than preliminary material) complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC applicable to such SEC Reports, and none of the SEC Reports, at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No other Person included in the Companies is subject to periodic reporting requirements of the Exchange Act or is otherwise required to file documents with the SEC or comparable Governmental Entity or any national securities exchange or quotation service.

         The audited consolidated financial statements of each of Pegasus Communications Corporation, the Parent and the Borrower for the year ended December 31, 2002, and the audited and unaudited consolidated financial statements of Pegasus Communications Corporation, the Parent and the Borrower included (or incorporated by reference) in the SEC Reports comply when filed as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect thereto and were prepared in accordance with GAAP (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Pegasus Communications Corporation and its Subsidiaries, the Parent and its Subsidiaries or the Borrower and its Subsidiaries, as the case may be, as of their respective dates, and the consolidated income, stockholders equity, results of operations and changes in consolidated financial position or cash flows for the periods presented therein, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments. The books and records of each of Pegasus Communications Corporation, the Parent and the Borrower and each of their respective Subsidiaries accurately reflect in all material respects, the transactions and accounts of such Persons. As of the Fourth Amendment Effective Date, Pegasus Communications Corporation has no Indebtedness other than its Series D and Series E preferred stock and a certain limited Guarantee by Pegasus Communications Corporation in favor of the Rural Utilities Service, United States Department of Agriculture pursuant to which Pegasus Communications Corporation agrees to guaranty up to $1,372,761 of the obligations of Pegasus Rural Broadband, LLC to Rural Utilities Service.

         Section 4.02. Organization, Qualification, Etc.

         Each of the Companies (a) is a corporation, limited partnership or limited liability company, duly organized or formed, validly existing and in good standing under the laws of its state of organization or formation, all as specified in Schedule 4.02, (b) has the power and authority to own its properties and to carry on its business as now being conducted and as presently contemplated, (c) has the power and authority to execute and deliver, and perform its respective obligations under, this Agreement, the Notes and the Security Documents and all other Loan Documents contemplated hereby and (d) is duly qualified to transact business in the jurisdictions specified in such
Schedule 4.02 and in each other jurisdiction where the nature of its activities requires such qualification. As of the Fourth Amendment Effective Date, none of the Companies has any Subsidiaries, except as described in Schedule 4.23.

         Section 4.03. Authorization; Compliance; Etc.

The execution and delivery of, and performance by the Companies of their respective obligations under, this Agreement, the Notes, the Security Documents, the Acquisition Agreements and the other agreements and instruments relating thereto (all of the foregoing being hereinafter referred to collectively as the "Transaction Documents") have been duly authorized by all requisite corporate, partnership and membership action and will not violate any provision of law (including without limitation the Communications Act of 1934, as amended, the Copyright Revisions Act of 1976, as amended, and all other rules, regulations, administrative orders and policies of the FCC, the FAA and the Copyright Office), any order, judgment or decree of any court or other agency of government, the Organizational Documents of any Company or any indenture, agreement or other instrument to which any Company or the Parent is a party, or by which any Company or the Parent is bound (including without limitation the PCC Exchange Indenture, the PCC Exchange Notes, the PCC 1997 Indenture, the PCC 1997 Senior Notes, the PCC 1998 Indenture, the PCC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes, the PSC Subordinated Notes, the PSC Subordinated Notes Indenture, the Subordinated Debt Documents, the PCC Preferred Stock Designation and any DBS Agreement), or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be permitted under this Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Company or the Parent pursuant to, any such indenture, agreement or instrument. Each of the Transaction Documents constitutes the valid and binding obligation of each of the Companies and their Affiliates party thereto, enforceable against such party in accordance with its terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.

         Section 4.04. Governmental and Other Consents, Etc.

         (a) Except for filings and recordings required under Section 2.01 and the Security Documents, none of the Companies or the Parent is required to obtain any consent, approval or authorization from, to file any declaration or statement with or to give any notice to, any Governmental Authority (including without limitation, any Specified Authority), the NRTC, DirecTV, any Seller or any other Person (including, without limitation, any notices required under the applicable bulk sales law) in connection with or as a condition to the execution, delivery or performance of any of the Transaction Documents. Except as set forth in such Schedule 4.04, all consents, approvals and authorizations described in such Schedule have been duly granted and are in full force and effect on the Fourth Amendment Effective Date and all filings described in such Schedule have been properly and timely made.

         (b) Notwithstanding the foregoing, (i) from time to time, the Companies may be required to obtain certain authorizations of or to make certain filings with the FCC which are required in the ordinary course of business, (ii) copies of certain documents, including without limitation certain Transaction Documents, may be required to be filed with the FCC pursuant to 47 C.F.R. ss.73.3613, (iii) the FCC must be notified of the consummation of any assignments or transfers of control of FCC authorizations for any television broadcast stations and ownership reports are required to be filed with the FCC after such consummation pursuant to 47 C.F.R. ss.73.3615, and (iv) prior to the exercise of certain rights or remedies under the Loan Documents by the Agent or the Lenders, FCC consents and notifications with respect to such exercise may be required to be timely obtained or made.

         Section 4.05. Litigation.

         Except as specified in Schedule 4.05 or in the most recent report filed by Pegasus Communications Corporation, the Parent and the Companies with the SEC on Form 10-Q and/or 10-K, there is no action, suit or proceeding at law or in equity or by or before any Governmental Authority (including without limitation any Specified Authority) now pending or, to the knowledge of the Borrower, threatened (nor is any basis therefor known to the Borrower), (a) which questions the validity of any of the Transaction Documents, or any action taken or to be taken pursuant hereto or thereto, in a manner or to an extent which could reasonably be expected to have a Material Adverse Effect, or (b) against or affecting any Company or the Parent which, if adversely determined, either in any case or in the aggregate, would have a Material Adverse Effect.

         Section 4.06. Compliance with Laws and Agreements.

         Except as disclosed in this Agreement, none of the Companies is a party to any agreement or instrument or subject to any corporate, partnership or other restriction which could have a Material Adverse Effect. None of the Companies or the Parent is in violation of any provision of its Organizational Documents or of any material indenture, agreement or instrument to which it is a party or by which it is bound (including without limitation the PCC Exchange Indenture, the PCC Exchange Notes, the PCC 1997 Indenture, the PCC 1997 Senior Notes, the PCC 1998 Indenture, the PCC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Notes, the Golden Sky Exchange Indentures, the PSC Subordinated Notes, the PSC Subordinated Indenture, the Subordinated Debt Documents, the PCC Preferred Stock Designation and any DBS Agreement) or, to the best of the Borrower's knowledge and belief, of any provision of law (including without limitation the Communications Act of 1934, as amended, the Copyright Revisions Act of 1976, as amended, and all other rules, regulations, administrative orders and policies of the FCC, the FAA and the Copyright Office), the violation of which could have a Material Adverse Effect, or any order, judgment or decree of any court or other Governmental Authority (including without limitation any Specified Authority). Without limiting the generality of the foregoing, all of the Obligations (a) are permitted under, and do not and will not violate, the PCC Preferred Stock Designation, the PCC Exchange Indenture, the PCC Exchange Notes, the PCC 1997 Indenture, the PCC 1997 Senior Notes, the PCC 1998 Indenture, the PCC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Notes, the Golden Sky Exchange Indentures, the PSC Subordinated Notes, the PSC Subordinated Indenture and the Subordinated Debt Documents, (b) constitute "Senior Debt" and, with the exception of Rate Hedging Obligations, "Designated Senior Debt" under the Subordinated Indenture, (c) constitute "Eligible Indebtedness" under the PCC Exchange Indenture, the PCC 1997 Indenture, the Golden Sky Indenture, and the PCC 1998 Indenture and (d) with the exception of Rate Hedging Obligations, are hereby designated as "Designated Senior Debt" under the Subordinated Indenture. Without limiting the generality of the foregoing, the Indebtedness represented by the Tranche D Term Loans is permitted to be incurred pursuant to 7.01(b)(ii) of the Parent Term Loan Agreement and constitutes "Permitted Indebtedness" as such term is defined in the Parent Term Loan Agreement.

         Each of the Companies, the Parent and Pegasus Communications Corporation has devised and maintains systems of internal accounting controls sufficient to provide reasonable assurances, that (i) all material transactions are executed in accordance with management's general or specific authorization,
(ii) all material transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP consistently applied or any other criteria applicable to such statements, (iii) access to the property and assets of any of the Companies, the Parent or Pegasus Communications Corporation, as the case may be, is permitted only in accordance with management's general or specific authorization and (iv) the recorded amounts for items is compared with the actual levels at reasonable intervals and appropriate action is taken with respect to any differences.

         Section 4.07. [Intentionally Omitted].

         Section 4.08 Licenses.

         Schedule 4.08 accurately and completely lists all Licenses (identified by issuing authority, licensee, Station call letters and expiration date) granted, issued or assigned to any Company as of the Fourth Amendment Effective Date. Each FCC License is held by a License Subsidiary. The Companies hold all such Licenses and all copyrights, licenses, trademarks, service marks, trade names and other contract rights, including agreements with public utilities, use, access or rental agreements, utility easements, network affiliation agreements, film rental agreements and talent employment agreements that are necessary for the operation of the Stations, free and clear of any Liens other than Permitted Liens, except to the extent the absence thereof could not reasonably be expected to have a Material Adverse Effect. Each of such Licenses, copyrights, licenses, patents, trademarks, service marks, trade names and other rights and agreements is in full force and effect and no material default by any Company has occurred and is continuing thereunder. As of the Fourth Amendment Effective Date, except as limited by the provisions of the Communications Act of 1934, as amended, and the FCC's rules and regulations and as otherwise specified on the face of any FCC License, none of the FCC Licenses is subject to any restriction or condition that would limit in any material respect the operation of the business as it is now conducted. Except as specified in Schedule 4.08,
(a) there is not, as of the Fourth Amendment Effective Date, pending or to, the knowledge of the Borrower threatened any action by or before the FCC to revoke, cancel, rescind or modify (including a reduction in coverage area) any of the FCC Licenses (other than proceedings to amend FCC rules of general applicability) or refuse to renew the FCC Licenses, and (b) there is not now issued or outstanding, pending or, to the knowledge of the Borrower threatened by or before the FCC, any order to show cause, notice of violation, notice of apparent liability, or notice of forfeiture or complaint against Borrower and or any of its Subsidiaries with respect to any of the FCC Licenses. Except as specified in Schedule 4.08, none of the FCC Licenses is the subject of a pending license renewal application and the Borrower has no reason to believe that any of the FCC Licenses will be revoked or will not be renewed in the ordinary course.

         Section 4.09. [Intentionally Omitted].

         Section 4.10 [Intentionally Omitted].

         Section 4.11. The Stations.

         (a) Each of the Companies and the Stations is in compliance with all applicable federal, state and local laws, rules and regulations, including without limitation, the Telecommunications Act of 1996, the Communications Act of 1934, as amended, and the rules and policies of the FCC and all rules and laws governing equal employment opportunity, except to the extent that the failure to so comply could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing (except to the extent that the failure to comply with any of the following could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect):

             (i) the Companies have filed all material reports and other submissions required to be filed with the FCC by the Companies or any of them with respect to the Stations and their operations;

             (ii) the operation of the Stations is in compliance in all material respects with ANSI Standards C95.1-1982 to the extent required under applicable rules and regulations;

             (iii) all of the existing towers used in the operation of the Stations are obstruction-marked and lighted to the extent required by, and in accordance with, the rules and regulations of the FAA and appropriate notification to the FAA has been filed for each such tower where required by the rules and policies of the FCC;

             (iv) the Stations are in compliance with Part V of Title VI of the Communications Act of 1934, as amended, as well as any and all rules and policies adopted by the FCC to implement said Part V;

             (v) the Stations are being operated in compliance with the applicable Licenses; and

             (vi) the Stations are in compliance with the provisions of the Communications Decency Act of 1996 in effect, as well as any and all FCC rules and policies in effect to implement such Act.

         (b) No FCC proceedings against any of the Companies in respect of equal employment opportunity violations are pending or, to the Borrower's best knowledge, threatened.

         (c) The assets of the Stations are adequate and sufficient for all of the current operations of the Stations as contemplated as of the Fourth Amendment Effective Date.

         Section 4.12. DBS Rights.

         Schedule 4.12 accurately and completely lists all DBS Agreements, including without limitation all NRTC Member Agreements, to which any Company is a party as of the Fourth Amendment Effective Date, and all areas in which any Company distributes DIRECTV and other DBS services thereunder. The DBS Subsidiaries possess all such DBS Agreements, all exclusive DBS Rights and all copyrights, licenses, trademarks, service marks, trade names and other contract rights necessary for the operation of the Companies' DBS businesses, including the distribution of DBS services, free and clear of any Liens other than Permitted Liens, except to the extent the absence of such rights could not reasonably be expected to have a Material Adverse Effect. Each of such DBS Agreements, copyrights, licenses, trademarks, service marks, trade names and other contract rights is in full force and effect and no material default has occurred and is continuing thereunder.

         Section 4.13. Title to Properties; Condition of Properties.

         (a) Schedule 4.13 sets forth a description of all real properties owned or leased by the Companies. The Companies have good title to all of their properties and assets free and clear of all Liens (other than FCC restrictions on the transfer of equity interests or FCC Licenses) of any kind, except Permitted Liens.

         (b) Schedule 4.13 accurately and completely lists, and sets forth a description of, all agreements between any Company and any Person relating to the location of (i) tower and transmitter sites used in the operation of the Stations (the "Tower Site Leases") and (ii) offices, studios and other facilities, and the same constitute the only Tower Site Leases and other leases necessary in connection with the conduct by the Companies of their businesses as presently conducted. Each of the Companies enjoys quiet possession under all leases (including without limitation the Tower Site Leases) to which it is a party as lessee, and all of such leases are valid, subsisting and in full force and effect. None of such leases contains any provision restricting the incurrence of indebtedness by the lessee.

         (c) Except as specified in such Schedule 4.13, none of the improved real property owned or leased by any Company that is required to be mortgaged under Section 2.01(a) is situated in a flood zone designated as type "A", "B" or "V" by the U.S. Department of Housing and Urban Development.

         Section 4.14. Interests in Other Businesses.

         Except as reflected in Schedule 4.14 or Schedule 4.23 hereto, none of the Companies holds or owns any of the issued and outstanding capital stock, partnership interests, membership interests or similar equity interests, or any rights to acquire the same, of any corporation, partnership, limited liability company, firm or entity other than as specified or permitted in this Agreement.

         Section 4.15. Solvency.

         (a) The aggregate amount of the full saleable value of the assets and properties of each Company exceeds the amount that will be required to be paid on or in respect of such Company's existing debts and other liabilities (including contingent liabilities) as they mature.

         (b) No Company's assets and properties constitute unreasonably small capital for such Company to carry out its business as now conducted and as proposed to be conducted, including such Company's capital needs, taking into account the particular capital requirements of such Company's business and the projected capital requirements and capital availability thereof.

         (c) The Companies do not intend to, nor will the Companies, incur debts beyond their ability to pay such debts as they mature, taking into account the timing and amounts of cash reasonably anticipated to be received by each Company and the amounts of cash reasonably anticipated to be payable on or in respect of each Company's obligations. The Companies' aggregate cash flow, after taking into account all anticipated sources and uses of cash, will at all times be sufficient to pay all such amounts on or in respect of their indebtedness when such amounts are required to be paid.

         (d) The Borrower believes that no reasonably anticipated final judgment in a pending action or, to its knowledge, any threatened actions for money damages will be rendered at a time when, or in an amount such that, any Company will be unable to satisfy such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount thereof and the earliest reasonable time at which such judgments might be rendered). The cash available to each Company, after taking into account all other anticipated uses of cash (including the payment of all such Company's indebtedness) is anticipated to be sufficient to pay any such judgments promptly in accordance with their terms.

         (e) No Company is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and the Borrower has no knowledge of any Person contemplating the filing of any such petition against any Company.

         (f) All of the foregoing representations and warranties contained in this Section 4.15 shall apply to the Parent and Pegasus Communications Corporation as though they were "Companies" under this Agreement.

         Section 4.16. Full Disclosure.

         No statement of fact made by or on behalf of any Person other than the Lenders in this Agreement, the Security Documents or in any certificate or schedule furnished to the Lenders pursuant hereto or thereto contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading. There is no fact presently known to the Borrower which has not been disclosed to the Lenders in writing which has had or, as far as the Borrower can reasonably foresee, could have a Material Adverse Effect, other than facts and circumstances generally known within the cable television, broadcast television and DBS industries. Since December 31, 2002, none of the Companies, the Parent or Pegasus Communications Corporation has suffered any change, condition, event or development that has had, or could reasonably be expected to have, a Material Adverse Effect.

         Section 4.17 Margin Stock.

         The Companies do not own or have any present intention of acquiring any "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called "Margin Stock").

         Section 4.18. Tax Returns.

         Each of the Companies has filed all federal, state and local tax and information returns required to be filed, and has paid or made adequate provision for the payment of all material federal, state and local taxes, franchise fees, charges and assessments shown thereon.

         Section 4.19. Pension Plans, Etc.

         (a) Except as described in Schedule 4.19, neither the Borrower nor any member of the Controlled Group has any pension, profit sharing or other similar plan providing for a program of deferred compensation to any employee.

         (b) Neither the Borrower nor any member of the Controlled Group has any material liability (i) under Section 412 of the Code for failure to satisfy the minimum funding requirements for pension plans, (ii) as the result of the termination of a defined benefit plan under Title IV of ERISA, (iii) under
Section 4201 of ERISA for withdrawal or partial withdrawal from a multiemployer plan, or (iv) for participation in a prohibited transaction with an employee benefit plan as described in Section 406 of ERISA and Section 4975 of the Code.

         Section 4.20. Material Agreements.

         Except for matters disclosed in Schedule 4.08, 4.12, 4.13 and 4.23,
Schedule 4.20 hereto accurately and completely lists all agreements, if any, among the equityholders of the Borrower or any of the Subsidiaries and all material, acquisition, construction, engineering, management, consulting, film rental, time brokerage, local marketing network affiliation, employment and other agreements, if any, which are reasonably necessary for the operation of the business of the Borrower and the Subsidiaries, including without limitation the acquisition, construction, extension and/or operation of the Stations and the distribution of DBS services. Each of the foregoing agreements is in full force and effect; no material default by any party thereto has occurred and is continuing thereunder; and the Borrower has provided true and complete copies thereof to the Agent and its counsel. In addition, the Companies are in compliance with all requirements set forth in the definition of "Permitted LMA" and/or "Permitted JSA" and applicable to each LMA and/or JSA to which any Company is a party.

         Section 4.21. Projections.

         Attached as Schedule 4.21 are projections of the operation of the Companies' businesses through December 31, 2006 (the "Projections").

         Section 4.22. Brokers, Etc.

         None of the Companies has dealt with any broker, finder, commission agent or other similar Person in connection with the Loans or the transactions contemplated by this Agreement or is under any obligation to pay any broker's fee, finder's fee or commission in connection with such transactions.

         Section 4.23. Capitalization.

         Attached as Schedule 4.23 is a description of the ownership relationships among the Companies, Pegasus Communications Corporation, the Parent and the other Parent Affiliates, showing, as to the Companies, accurate ownership percentages of the equityholders of record and accompanied by a statement of authorized and issued Equity Securities for each such entity as of the Fourth Amendment Effective Date. Such Schedule 4.23 also states, as of the Fourth Amendment Effective Date (a) with respect to the Companies, which Equity Securities, if any, carry preemptive rights; (b) to the best of the Borrower's knowledge whether there are any outstanding subscriptions, warrants or options to purchase any Equity Securities of any Company; (c) whether any Company is obligated to redeem or repurchase any of its Equity Securities, and the details of any such committed redemption or repurchase; and (d) any other agreement, arrangement or plan to which any Company is a party or participant or of which any Company has knowledge which will directly or indirectly affect the capital structure of the Companies. All such Equity Securities of the Companies are validly issued and fully paid and non-assessable, and owned as set forth on such
Schedule 4.23. All such Equity Securities of the Companies are owned, legally and beneficially, free of any Lien, except for Permitted Liens and restrictions on transfer imposed by applicable securities laws indicated on the certificates evidencing such shares or as may be imposed by the FCC or local franchising authorities.

         Section 4.24. Environmental Compliance.

         (a) To the best of the Borrower's knowledge, all real property leased, owned, controlled or operated by the Companies (the "Properties") and their existing and, to the best of the Borrower's knowledge, prior uses and activities thereon, including, but not limited to, the use, maintenance and operation of each of the Properties and all activities in conduct of business related thereto comply and have at all times complied in all material respects with all Environmental Laws.

         (b) None of the Companies and, to the best of the Borrower's knowledge, no previous owner, tenant, occupant or user of any of the Properties or any other Person, has engaged in or permitted any operations or activities upon any of the Properties for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of a material amount of any Hazardous Materials the removal of which is required or the maintenance of which is prohibited or penalized.

         (c) To the best of the Borrower's knowledge, no Hazardous Material has been or is currently located in, on, under or about any of the Properties in a manner which materially violates any Environmental Law or which requires cleanup or corrective action of any kind under any Environmental Law.

         (d) No notice of violation, lien, complaint, suit, order or other notice or communication concerning any alleged violation of any Environmental Law in, on, under or about any of the Properties has been received by any Company or, to the best of the Borrower's knowledge, any prior owner or occupant of any of the Properties which has not been fully satisfied and complied with in a timely fashion so as to bring such Property into full compliance with all Environmental Laws.

         (e) The Companies have all permits and licenses required under any Environmental Law to be issued to them by any Governmental Authority on account of any or all of its activities on any of the Properties, except to the extent that the absence of any such permit or license has had, or could have, a Material Adverse Effect, and are in material compliance with the terms and conditions of such permits and licenses. To the best of the Borrower's knowledge, no change in the facts or circumstances reported or assumed in the application for or granting of such permits or licenses exist, and such permits and licenses are in full force and effect.

         (f) No portion of any of the Properties has been listed, designated or identified in the National Priorities List (NPL) or the CERCLA information system (CERCLIS), both as published by the United States Environmental Protection Agency, or any similar list of sites published by any Federal, state or local authority proposed for or requiring cleanup, or remedial or corrective action under any Environmental Law.

         (g) The Borrower, at its expense, has provided to the Agent and the Lenders a governmental environmental records search for each of the Properties designated on Schedule 4.24 (collectively the "Environmental Data Reports"), prepared by an environmental consulting firm of national reputation reasonably satisfactory to the Agent. Each of the Environmental Data Reports provided to the Agent and the Lenders is, to the best of the Borrower's knowledge, true and accurate in all material respects. In addition, if requested by the Agent, the Borrower has provided to the Agent and the Lenders true and accurate responses to the Agent's Environmental Questionnaire (each an "Environmental Questionnaire") as to each of the other Properties.

         Section 4.25. Investment Company Act.

         None of the Companies is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 4.26. Labor Matters.

         No Company is experiencing any strike, labor dispute, slow down or work stoppage due to labor disagreements which has had, or could reasonably be expected to have, a Material Adverse Effect; there is no such strike, dispute, slow down or work stoppage threatened against any Company, to the best of the Borrower's knowledge, and none of the Companies is subject to any collective bargaining or similar arrangements.

         Section 4.27 Delaware Code Provisions.

         None of the Organizational Documents of the Companies contains any provision similar to those set forth in Section 102(b)(2) of Title 8 of the Delaware Code.

         Section 4.28. [Intentionally Omitted].

         Section 4.29. Parent Term Loans.

         The execution, delivery and performance of the Parent Transaction Documents (including, without limitation, the Intercreditor Agreement) and the definitive documentation (the "L/C Facility Documents") for the Indebtedness of the Letter of Credit Subsidiary permitted pursuant to Section 7.01(o) have been duly authorized by all necessary corporate action on the part of, and are within the respective corporate power of, the Parent and each Affiliate of the Borrower that is a party thereto and (subject to obtaining the consents specified in Schedule 4.04 to the Parent Term Loan Agreement (as in effect on the Third Amendment Effective Date)) will not violate any provision of law (including without limitation the Communications Act of 1934, as amended, and all other rules, regulations, administrative orders and policies of the FCC, the FAA, the Copyright Office and the rules and regulations of NASDAQ), any order, judgment or decree of any court or other agency of government, the Organizational Documents of Pegasus Communications Corporation, the Parent or any Company or any indenture, agreement or other instrument to which any Company, the Parent or Pegasus Communications Corporation is a party, or by which any Company, the Parent or Pegasus Communications Corporation is bound (including without limitation the PCC Exchange Indenture, the PCC Exchange Notes, the PCC 1997 Indenture, the PCC 1997 Senior Notes, the PCC 1998 Indenture, the PCC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes, the Subordinated Debt Documents, the PCC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PSC Subordinated Notes and any DBS Agreement), or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be permitted under this Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Company, the Parent or Pegasus Communications Corporation pursuant to, any such indenture, agreement or instrument. Each of the Parent Transaction Documents constitutes the valid and binding obligation of each of the Parent and Pegasus Communications

Corporation party thereto, and each of the L/C Facility Documents constitutes the valid and binding obligation of the Letter-of-Credit Subsidiary, in each case enforceable against such party in accordance with its terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.

         Section 4.30. Immaterial Affiliates.

          Except for management services provided by the Manager to the Parent and the Companies and assets owned and activities incidental or related thereto, no Immaterial Affiliate owns any material assets, conducts any material business or is the obligor under any other material Indebtedness. Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall not be deemed to make any of the representations contained in this Section 4.30 on any date after the Discharge of Parent Term Debt.


                             V. FINANCIAL COVENANTS.

         The Borrower covenants and agrees that, so long as any Lender has any obligation to extend credit to the Borrower hereunder, and for so long thereafter as there remains outstanding any portion of any Obligation, whether now existing or arising hereafter, the Borrower and its Subsidiaries (other than the Special Purpose Subsidiary, each Letter-of-Credit Subsidiary and the Finance Subsidiaries) except with respect to Section 5.05) will (on a Consolidated basis):

         Section 5.01. Leverage.

         (a) PCC Leverage. Cause PCC to maintain at all times a PCC Leverage Ratio which is less than 7.00:1.00.

         (b) Borrower Leverage. At all times during each of the periods set forth below, maintain a ratio of Total Funded Debt to LTM EBITDA (for the most recently ended fiscal quarter) (the "Borrower Leverage Ratio"), of not more than the following:

                        Period                                   Maximum Ratio
                        ------                                   -------------

         Fourth Amendment Effective Date
          through December 31, 2004                                2.50:1.00
         January 1, 2005 through March 31, 2005                    2.00:1.00
         April 1, 2005 and thereafter                              1.75:1.00

         For purposes of this covenant LTM EBITDA shall each be determined on a pro forma basis after giving effect to all Acquisitions and Dispositions made by the Companies at any time during the applicable fiscal periods, in each case as if such Acquisitions and Dispositions had occurred at the beginning of such fiscal period and calculated in a manner reasonably satisfactory to the Agent.

         (c) [Intentionally Omitted].

         Section 5.02 Interest Coverage.

         Maintain a ratio of, for each fiscal quarter ending after the Fourth Amendment Effective Date, LTM EBITDA to Total Interest Expense (for the period of four (4) fiscal quarters ending at the end of such fiscal quarter) (the "Interest Coverage Ratio"), not less than the correlative ratio indicated below:

          Quarterly Date                                         Minimum Ratio
          --------------                                         -------------

          Fourth Amendment Effective Date                        5.00:1.00
           through December 31, 2004
          March 31, 2005 and each Quarterly Date thereafter      5.50:1.00

         Section 5.03. Fixed Charge Coverage.

         Maintain a ratio of, for each fiscal quarter indicated below ending after the Fourth Amendment Effective Date , LTM EBITDA to Fixed Charges (for the period of four (4) fiscal quarters ending at the end of such fiscal quarter) (the "Fixed Charge Coverage Ratio"), of at least the following:

          Quarterly Date                                         Minimum Ratio
          --------------                                         -------------

          Fourth Amendment Effective Date                        1.35:1.00
           through June 30, 2004
          September 30, 2004 and each Quarterly Date thereafter  1.05:1.00

         Section 5.04. Restricted Payments.

         Not directly or indirectly declare, order, pay or make any Restricted Payment or set aside any sum or property therefor except as follows:

         (a) The Companies may pay monthly Management Fees to the Manager; provided that (i) such payments shall be subject to the applicable Affiliate Subordination Agreement and (ii) such payments shall not exceed, during any period of twelve (12) consecutive months, the actual cost of providing management and administrative support services to the Companies for such period provided further, that from the Third Amendment Effective Date until the Discharge of Parent Term Debt, such payments shall not exceed, during any period of twelve (12) consecutive months, the lesser of (x) the actual cost of providing management and administrative support services to the Companies (other than the Special Purpose Subsidiary, each Letter-of-Credit Subsidiary and the Finance Subsidiaries) for such period and (y) 120% of the Management Fees paid to the Manager for the 12 month period immediately preceding such period.

         (b) Subject to the provisions of the Affiliate Subordination
Agreements:

             (i) The Subsidiaries may (A) pay dividends and make distributions to the Borrower or other Subsidiaries holding equity interests in the payor, and (B) make intercompany loans to one another subject to the limitations set forth in Section 7.05

             (ii) The Subsidiaries may repay Indebtedness owed to the Borrower or to other Subsidiaries of the Borrower.

             (iii) The Borrower may (A) pay annual, semi-annual or quarterly dividends or distributions to the Parent solely for the purpose of financing regularly scheduled payments of interest (but not prepayments) due and payable in cash within two Business Days of the date of such dividend or distribution under the Permitted Parent High-Yield Debt and the Permitted Parent Term Debt, and (B) make payments of accrued interest on Indebtedness referenced in clause (A) at the time such Indebtedness is refinanced or replaced by Replacement Parent High-Yield Debt or Replacement Parent Term Debt, as the case may be, to the extent such accrued interest would otherwise have been payable in cash on a date prior to the maturity of such debt as a regularly scheduled payment of interest pursuant to clause (A), and (C) on the Third Amendment Effective Date, make the Initial L/C Capitalization; in each case provided that no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05); and provided further, that the Borrower shall cause the Letter-of-Credit Subsidiary to use all of the proceeds of the Initial L/C Capitalization as cash collateral to secure Indebtedness permitted under Section 7.01(o).

             (iv) The Borrower may pay dividends or distributions to the Parent, Pegasus Communications Corporation or its Affiliates for the purpose of paying (A) operating costs and Capital Expenditures for development projects related to the delivery of multichannel video or broadband services, (B) corporate overhead in excess of overhead allocated to the Borrower and its Subsidiaries and Capital Expenditures related thereto, and (C) incentive compensation in excess of amounts allocated to the Borrower and its Subsidiaries, provided that in any such case (i) no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05), and (ii) the aggregate amount of all such dividends or distributions paid to the Parent, Pegasus Communications Corporation or its Affiliates after the Fourth Amendment Effective Date shall not exceed $12,000,000 in any 12-month period ending on any anniversary of the Fourth Amendment Effective Date.

                  (v) The Borrower may make Tax Sharing Payments to the Parent provided that the same shall reflect adjustments for all credits and deductions enjoyed by the Parent.

                  (vi) The Borrower may pay dividends or distributions to the Parent from time to time solely for the purpose of funding out-of-pocket legal fees and expenses incurred in connection with (1) the litigation encaptioned Pegasus Development Corporation et al. v. DirecTV Inc. et al., pending in the United States District Court for the District of Delaware, and any appeals thereof (the "Patent Litigation") and (2) the litigations involving the NRTC or DirecTV as named parties that are reasonably related to the enforcement or interpretation of the Companies' DBS Rights, including the consolidated cases encaptioned Pegasus Satellite Television Inc. et. al. v. DirecTV Inc., et al. pending in the United States District Court for the Central District of California, any and all other arbitral or judicial proceedings involving DirecTV and/or any of its Affiliates, on the one hand, and the Borrower and/or any of its Affiliates and/or the NRTC, on the other hand, that are reasonably related to the foregoing, and any appeals thereof (collectively, the "DBS Rights Litigation," and, collectively with the Patent Litigation, the "Litigation"), in an aggregate amount from and after the Third Amendment Effective Date not to exceed the lesser of (x) the actual out-of-pocket legal fees and expenses incurred by the Companies, Pegasus Communications Corporation or any of its Subsidiaries other than the Companies in connection with the Litigation after the Third Amendment Effective Date and (y) $22,000,000; provided that no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05).

                  (vii) The Borrower may make advances or capital contributions to the Letter-of-Credit Subsidiaries from time to time, provided that
         (x) in any such case no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05), and (y) the aggregate amount of all such advances or capital contributions paid and/or made to all Letter-of-Credit Subsidiaries after the Fourth Amendment Effective Date shall not exceed $31,000,000.

                  (viii) In addition to the foregoing, the Borrower may pay further dividends or distributions to the Parent from time to time, and make advances or capital contributions to the Letter-of-Credit Subsidiaries from time to time, provided that in any such case:

                           (A) no Default shall exist as of the date of the
                  proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05), and

                           (B) (1) the aggregate amount of all such dividends or
                  distributions paid to the Parent and all such advances or capital contributions to all Letter-of-Credit Subsidiaries made on or after the Fourth Amendment Effective Date, minus
                  (2) the sum of (x) the aggregate cash purchase price paid by the Parent for all assets contributed to the Borrower and acquired by the Parent not more than 90 days prior to the date of such contribution, plus (y) the aggregate amount of all cash equity contributions made to the Borrower (other than from DBS Rights Litigation Proceeds, from Patent Litigation Proceeds to the extent such proceeds are required to be reimbursed to the Borrower pursuant to clause (s)(ii)(A) of
                  Article VIII or from proceeds of a Disposition of assets of any of the Companies or, without duplication, from proceeds of the Parent Term Loan) after the Fourth Amendment Effective Date shall not exceed $12,000,000.

         Notwithstanding anything in this Section 5.04(b) to the contrary, the Restricted Payments described in clauses (v) and (vii) of this Section 5.04(b) shall be permitted to be made under this Section 5.04 only to the extent the entire amount of each such Restricted Payment is applied as promptly as possible (and in any event no later than two Business Days after such Restricted Payment is made by the Borrower) to the purpose specified in the relevant clause.

         Section 5.05. Maximum Average Monthly Churn.

         As of the last day of each fiscal quarter commencing with the fiscal quarter ending September 30, 2003, maintain an Average Monthly Churn for the period of twelve months ending on such date not exceeding 2.25%.

         Notwithstanding any provision to the contrary contained in this Agreement, Article V (and any related reporting requirements under Section 6.05) of the Existing Credit Agreement shall be in effect for the fiscal quarter ending September 30, 2003.


                           VI. AFFIRMATIVE COVENANTS.

         The Borrower hereby covenants and agrees to and with each of the Lenders that, so long as any Lender has any obligation to extend credit to the Borrower hereunder, and for so long thereafter as there remains outstanding any portion of any Obligation, whether now existing or hereafter arising, the Borrower and each of the Subsidiaries shall:

         Section 6.01. Preservation of Assets; Compliance with Laws, Etc.

         (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate, partnership or limited liability company existence, as the case may be, all material rights, licenses, permits and franchises (including all material, FCC Licenses and DBS Agreements) and comply in every material respect with all laws and regulations applicable to it (including without limitation the Communications Act of 1934, as amended, the Copyright Revisions Act of 1976, as amended, and all other rules, regulations, administrative orders and policies of the FCC, the FAA and the Copyright Office) and all material agreements to which it is a party, including without limitation all material DBS Agreements, and all agreements with its equityholders the violation of which could have a Material Adverse Effect;

         (b) at all times maintain, preserve and protect all material trade names and proprietary rights;

         (c) at all times maintain in full force and effect a License Agreement between each Subsidiary holding Station assets and the related License Subsidiary, and provide a true and complete copy thereof to the Agent; and

         (d) preserve all the remainder of its material property used or useful in the conduct of its business and keep the same in good repair, working order and condition (reasonable wear and tear and damage by fire or other casualty excepted), and from time to time, make or cause to be made all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be conducted at all times in the ordinary course in a manner substantially consistent with past practices.

         Section 6.02. Insurance.

         Subject in each case to the provisions of Section 6.02(k) hereof with respect to the Tranche D Term Loans:

         (a) Keep all of its insurable properties now or hereafter owned adequately insured at all times against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses; maintain public liability, business interruption, broadcasters' liability and workers' compensation insurance insuring such Company to the extent customary with respect to companies conducting similar businesses, all by financially sound and reputable insurers and furnish to the Lenders satisfactory evidence of the same (including certification by an Authorized Officer of the Borrower of timely renewal of, and timely payment of all insurance premiums payable under, all such policies, which certification shall be included in the next succeeding Compliance Report delivered pursuant to
Section 6.05(d)); notify each of the Lenders of any material change in the insurance maintained on its properties after the Fourth Amendment Effective Date and furnish each of the Lenders satisfactory evidence of any such change; maintain insurance with respect to its headend, tower, transmission and/or studio facilities and related equipment in an amount equal to the full replacement cost thereof; provide that each insurance policy pertaining to any of its insurable properties shall:

             (i) name the Agent, on behalf of the Lenders, (A) as loss payee pursuant to a so-called "standard mortgagee clause" or "Lender's loss payable endorsement", with respect to property coverage, or (B) as additional insured, with respect to general liability coverage;

             (ii) provide that no action of any Company shall void any such policy as to the Agent or the Lenders; and

             (iii) provide that the insurer(s) shall notify the Agent of any proposed cancellation of such policy at least thirty (30) days in advance thereof (unless such proposed cancellation arises by reason of non-payment of insurance premiums in which case such notice shall be given at least ten (10) days in advance thereof) and that the Agent or the Lenders will have the opportunity to correct any deficiencies justifying such proposed cancellation.

         (b) Promptly following the occurrence of any Casualty Event affecting any asset or property of any Company (whether or not such property constitutes Collateral) (the "Damaged Property") resulting in Insurance Proceeds aggregating $1,000,000 or more, give prompt notice thereof to the Agent and cause such Insurance Proceeds to be paid to the Agent for deposit into the Collateral Account, as additional collateral security for the payment of the Obligations, pending disbursement thereof as hereinafter provided. If, on or before the last day of the applicable Restoration Period, the Borrower or any Subsidiary shall not have restored, repaired or replaced the Damaged Property (or, if earlier, on the date such Company shall have determined not to restore, repair or replace the Damaged Property) the Insurance Proceeds so deposited in the Collateral Account shall be applied to prepay the Notes, to the extent required in Section 1.09(a) or (j)(ii)(C), as applicable.

         (c) In the event of a Casualty Event affecting any Damaged Property, whether or not subject to Section 6.02(b), and provided that no Event of Default shall have occurred and be continuing, the Agent or the Lenders will deliver to the Borrower (for the benefit of such Company) any Insurance Proceeds therefrom, if the Borrower so elects following notice thereof provided by the Agent, provided that (i) such Company shall use such proceeds for the restoration or replacement of the Damaged Property within the applicable Restoration Period,
(ii) the Borrower shall have demonstrated to the reasonable satisfaction of the Lenders that the Damaged Property will be restored to substantially its previous condition or will be replaced by substantially identical property or assets and
(iii) if the Agent, on behalf of the Lenders, had a security interest in and lien upon the Damaged Property, the Lenders shall have received, at their request, a favorable opinion from the Borrower's counsel, in form and substance satisfactory to the Agent, as to the perfection of the Agent's security interest in and lien upon such restored or replaced property or asset and such evidence satisfactory to the Agent as to the priority of such security interest and liens. If the Borrower fails to elect the disbursement of such Insurance Proceeds as provided in the foregoing sentence within thirty (30) days following receipt of the Agent's notice, the Borrower shall be deemed to have elected that such Insurance Proceeds be applied to the prepayment of the Loans.

         (d) If the Borrower receives any disbursements of Insurance Proceeds as contemplated by Section 6.02(c), but fails to restore or replace the Damaged Property within the applicable Restoration Period, as required under Section 6.02(c), then the Borrower shall return all such disbursements to the Agent for application, together with the balance of any related Insurance Proceeds not so disbursed, to the prepayment of the Loans.

         (e) The Agent may, if directed by the Required Lenders upon the occurrence and during the existence of any Default, elect to apply any Insurance Proceeds paid into the Collateral Account or otherwise received by the Agent pursuant to this Section 6.02 to the replacement, restoration and/or repair of the Damaged Property, in lieu of effecting the prepayment of the Loans required under Section 1.09(a) or (j)(ii)(C), as applicable, or 6.02(d).

         (f) If the Borrower or the Agent (at the direction of the Required Lenders) elects to replace, restore and/or repair the Damaged Property as provided in Section 6.02(c) or (e), the related Insurance Proceeds (and any earnings thereon) held in the Collateral Account shall be applied to the replacement, restoration and repair of the Damaged Property and advanced by the Agent in periodic installments upon compliance by the Borrower with such reasonable conditions to disbursement as may be imposed by the Agent, including, but not limited to, reasonable retention amounts and receipt of lien releases and, if a Casualty Event results in the Agent's receipt of Insurance Proceeds aggregating $1,000,000 or more, disbursement of such Insurance Proceeds jointly to the Borrower and any contractors, subcontractors and materialmen to whom payment is owed in connection with such repair, replacement and/or restoration.

         (g) Following the occurrence and the continuance of any Default, the Agent shall have no obligation to release any proceeds from the Collateral Account to the Borrower as provided above and all such proceeds shall be subject to the provisions of the Security Agreements. All Insurance Proceeds remaining in the Collateral Account after application to the repair, replacement and/or restoration of Damaged Property pursuant to this Section may, at the option of the Agent, be applied to the prepayment of the Loans or (if consented to by the Required Lenders) released to the Borrower.

         (h) With respect to any Casualty Event resulting in Insurance Proceeds aggregating $1,000,000 or more, the Agent shall be entitled, at its option and if directed by the Required Lenders, to participate in any compromise, adjustment or settlement in connection with any claims for damage or destruction under any policy or policies of insurance, and the Borrower shall, within five
(5) Business Days after request therefor, reimburse the Agent for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Agent in connection with such participation. None of the Companies shall make any compromise, adjustment or settlement in connection with any such claim without the approval of the Agent.

         (i) To the extent, if any, that any improved real property (whether owned or leased) of the Companies that is mortgaged as required under Section 2.01(a) is situated in a special flood hazard zone, as defined in 12 CFR ss. 22 or 339, in which flood insurance is available, obtain and maintain flood insurance in coverage and amount satisfactory to the Agent.

         (j) Maintain at all times during the period from the Third Amendment Effective Date until the Discharge of Parent Term Debt, an aggregate of at least $25,000,000 in key man life insurance insuring Marshall W. Pagon by a financially sound and reputable insurer and include such insurance in the certification and Compliance Report referred to in Section 6.02(a).

         (k) Notwithstanding anything to the contrary in this Agreement, the foregoing provisions of paragraphs (b) through (g) of this Section 6.02 shall not apply to the Tranche D Term Loans until the payment in full of the Initial Term Loans and the Incremental Term Loans.

         Section 6.03. Taxes, Etc.

         Pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided that no Company shall be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and it shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim, so contested; and provided, further that, in any event, payment of any such tax, assessment, charge, levy or claim shall be made before any of its property shall be seized or sold in satisfaction thereof.

         Section 6.04. Notice of Proceedings, Defaults, Adverse Change, Etc.

         Promptly (and in any event within five (5) days after the discovery by the Borrower thereof) give written notice to each of the Lenders of (a) any proceedings instituted or threatened against it by or in any federal, state or local court or before any commission or other regulatory body, whether federal, state or local (including without limitation any Specified Authority), which, if adversely determined, could have a Material Adverse Effect; (b) any notices of default received by any Company (together with copies thereof, if requested by any Lender) with respect to (i) any alleged default under or violation of any of its material licenses, permits or franchises, including any FCC License, or under any DBS Agreement or other material agreement to which it is a party, or
(ii) any alleged default with respect to, or redemption or acceleration or other action under, the Parent Term Loan Documents, the PCC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PSC Subordinated Notes, the Subordinated Debt Documents, the PCC Exchange Indenture, the PCC Exchange Notes, the PCC 1997 Senior Notes, the PCC 1998 Indenture, the PCC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes, any Replacement Parent High-Yield Debt, any Replacement Parent Term Debt, any material Acquisition Agreement, any Indebtedness of the Letter-of-Credit Subsidiary or any evidence of material Indebtedness of the Parent or any Company or any mortgage, indenture or other agreement relating thereto; (c) (i) any notice of any material violation or administrative or judicial complaint or order filed or to be filed against any Company and/or any real property owned or leased by it alleging any violations of any law, ordinance and/or regulation or requiring it to take any action in connection with the release and/or clean-up of any Hazardous Materials, or (ii) any notice from any governmental body or other Person alleging that any Company is or may be liable for costs associated with a release or clean-up of any Hazardous Materials or any damages resulting from such release; (d) any change in the condition, financial or otherwise, of any Company or the Parent which has, or could have, a Material Adverse Effect; (e) the occurrence of any Default; or (f) any transaction with any Affiliate other than (i) transactions solely among the Companies otherwise permitted under this Agreement, (ii) in the case of the Companies only, transactions for the payment of permitted Management Fees and the License Agreements as in effect on the Third Amendment Effective Date and (iii) transactions for Restricted Payments permitted under Section 5.04.

         Section 6.05. Financial Statements and Reports.

         Furnish to the Agent (who shall reasonably promptly thereafter furnish to the Lenders), and except (unless otherwise requested by any such Lender in writing to the Borrower) for Projections required to be delivered pursuant to clause (e) below, each Lender:

         (a) As soon as available but, in any event, within one hundred twenty
(120) days after the end of each fiscal year, (i) the Consolidated balance sheets and statements of income, equity and cash flows of the Parent and (ii) the Consolidated and Consolidating balance sheets and statements of income of the Companies, together with supporting schedules in form and substance satisfactory to the Lenders (and accompanied by an unaudited breakdown of revenues, expenses and EBITDA for each of the Companies), audited by, and delivered with the opinion of, independent certified public accountants selected by the Borrower and reasonably acceptable to the Required Lenders (the "Accountants"), which opinion (A) shall not be subject to any "going concern" or like qualification, exception, assumption or explanatory language or any qualification, exception, assumption or explanatory language as to the scope of such audit, (B) shall be to the effect that such financial statements present fairly the Consolidated financial condition and results of operation of the Parent or of the Companies, as the case may be, as of the dates and for the periods indicated, in accordance with GAAP applied on a basis consistent with that of the preceding year, and shall otherwise be in form reasonably satisfactory to the Required Lenders, and (C) shall be accompanied by a report by the Accountants to the effect that the Accountants have examined the provisions of this Agreement and that, to the best of their knowledge, no Event of Default has occurred under Article VIII (or, if such an event has occurred, a statement explaining its nature and extent); provided, however, that in issuing such statement, the Accountants shall not be required to exceed the scope of normal auditing procedures conducted in connection with their opinion referred to above;

         (b) Within forty-five (45) days after the end of the first three fiscal quarters in each fiscal year, (i) the Consolidated balance sheets and statements of income, equity and cash flows of the Parent and (ii) the Consolidated and Consolidating balance sheets and statements of income of the Companies, together with supporting schedules, setting forth in each case in comparative form the corresponding figures from the preceding fiscal period of the same duration, prepared by the Parent or the Borrower, as the case may be, in accordance with GAAP (except for the absence of notes) and certified by an Authorized Officer of the Parent or the Borrower, as the case may be, such balance sheets to be as of the close of such quarter, and such statements of income, equity and cash flow to be for the quarter then ended and the period from the beginning of the then current fiscal year to the end of such quarter (in each case subject to normal audit and year-end adjustments) and to include, in the case of the financial statements of the Companies, (i) a comparison of actual results to results for the comparable period of the preceding fiscal year (if available) and projected results set forth in the Budget for such period, (ii) a breakdown of Location Cash Flow for the DBS Subsidiaries and for the Borrower's other Subsidiaries and
(iii) if and to the extent prepared by the Borrower, a breakdown of revenues, expenses and EBITDA for each of the Companies, and to include, in the case of both the Companies' and Parent's financial statements delivered after the Third Amendment Effective Date, a narrative report describing the operations of the Companies and the Parent, as the case may be, similar in scope and detail to the "management's narrative analysis of results of operation" required under General Instruction I to SEC Form 10-K and General Instruction H to SEC Form 10-Q, for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter;

         (c) Within forty-five (45) days after the end of each of the first eleven months of each fiscal year, the Consolidated and Consolidating balance sheets and statements of income of the Companies, together with supporting schedules, prepared by the Borrower in accordance with GAAP (except for the absence of notes) and certified by an Authorized Officer of the Borrower, such balance sheets to be as of the end of such month and such income statements to be for the period from the beginning of the then current fiscal year to the end of such month (subject to normal audit and year-end adjustments);

         (d) Concurrently with the delivery of any annual financial statements required by Section 6.05(a) and any quarterly financial statements required by
Section 6.05(b), a certified report (hereafter, a "Compliance Report") in the form of Schedule 6.05 attached hereto (or otherwise in a form satisfactory to the Agent), with appropriate calculations, including a detailed breakout of Subscriber Acquisition Costs, signed on behalf of the Borrower by an Authorized Officer of the Borrower, setting forth the calculations contemplated in Article V of this Agreement and certifying as to the fact that such Person has examined the provisions of this Agreement and that no Default has occurred and is continuing (or if a Default exists, a statement explaining its nature and extent);

         (e) (i) On or before February 15 of each fiscal year, an updated quarterly budget approved by the Board of Directors of the Parent, including planned Capital Expenditures and projected borrowings for such fiscal year, with updated Projections showing financial covenant compliance (collectively, the "Budget"), for the operation of the Companies' businesses during the current fiscal year, setting forth in detail reasonably satisfactory to the Lenders the projected results of operations of the Companies and stating underlying assumptions, and (ii) within five (5) days after the effective date thereof, notice of any material changes or modifications in the Budget (which shall not include changes resulting from non-material adjustments to the timing of any proposed borrowings);

         (f) As soon as reasonably possible and in any event within forty-five
(45) days after the end of each month, one or more certificates of a responsible officer of the Borrower (collectively, the "Subscriber Reports"), setting forth in reasonable detail, the following: (i) each of the DBS Subscriber Areas and the number of homes, subscribers and Paying Subscribers in each, as of the most recent month end, (ii) the penetration percentage and churn for the most recently ended month and the most recently ended period of six (6) consecutive months for which such information is available, (iii) the average monthly aggregate revenues per subscriber as at the end of such month, (iv) rate changes, if any, on core programming packages and (v) the number of subscribers more than sixty (60) days delinquent measured from the date of original billing;






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

         (g) Promptly upon their becoming available, and in any event within ten
(10) Business Days after receipt thereof, all Nielsen and other rating reports, if any, received by any Company;

         (h) Within ten (10) days after the receipt or filing thereof by any Company, as applicable, copies of any periodic or special reports filed by any Company with any Governmental Authority (including the FCC) having jurisdiction over any Station or FCC License, and copies of any material notices and other material communications from the FCC or any other Governmental Authority which specifically relate to any Company, any Station or any FCC License, but in each case only if such reports or communications indicate any material adverse change in such Company's standing before the FCC or such other Governmental Authority in respect of any FCC License or if copies thereof are requested by the Agent;

         (i) Promptly, and in any event within five (5) days, after the Borrower or any member of the Controlled Group (i) is notified by the Internal Revenue Service of its liability for the tax imposed by Section 4971 of the Code, for failure to make required contributions to a pension, or Section 4975 of the Code, for engaging in a prohibited transaction, (ii) notifies the PBGC of the termination of a defined benefit pension plan, if there are or may not be sufficient assets to convert the plan's benefit liabilities as required by
Section 4041 of ERISA, (iii) is notified by the PBGC of the institution of pension plan termination proceedings under Section 4042 of ERISA or that it has a material liability under Section 4063 of ERISA, or (iv) withdraws from a multiemployer pension plan and is notified that it has withdrawal liability under Section 4202 of ERISA which is material, copies of the notice or other communication given or sent;

         (j) Promptly upon receipt or issuance thereof, and in any event within five (5) Business Days after such receipt, copies of all audit reports submitted to any Company by its Accountants in connection with each yearly, interim or special audit of the books of any Company made by such Accountants, including any material related correspondence between such Accountants and the Borrower's management;

         (k) Promptly upon circulation thereof, and in any event within five (5) Business Days after such circulation, copies of any material written reports issued by any of the Companies to any of its equityholders or material creditors relating to the Notes or any material change in any Company's financial condition;

         (l) Within ten (10) days after the receipt or filing thereof by any Company, Pegasus Communications Corporation, the Parent or any other Affiliate of the Borrower, copies of (i) any registration statements, prospectuses and any amendments and supplements thereto, and any regular and periodic reports (including without limitation reports on Form 10-K, Form 10-Q or Form 8-K) filed by any Company, Pegasus Communications Corporation, the Parent or such Affiliate with any securities exchange or with the United States Securities and Exchange Commission (the "SEC"); and (ii) any letters of comment or correspondence with respect to filings or compliance matters sent to any Company, Pegasus Communications Corporation, the Parent or such Affiliate by any such securities commission or the SEC in relation to any Company, Pegasus Communications Corporation, the Parent or such Affiliate and its respective affairs;






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

         (m) To be delivered to the Agent, no later than the fifth Business Day of each fiscal quarter after the Fourth Amendment Effective Date, a report setting forth (1) the aggregate amount of the letters of credit issued in favor of the NRTC on behalf of the Borrower and each of its Affiliates (including, without limitation, the Letter-of-Credit Subsidiary) and (2) the amount of each of the "Wholesale Invoices" (as defined in the relevant NRTC Member Agreement) delivered to the Borrower or such Subsidiary during the six months most recently ended prior to the date when such report is required to be delivered;

         (n) Promptly upon their becoming available, and in any event within 45 days after the end of each month, copies of the monthly executive package materials substantially in the form delivered to the agent under the Parent Term Loan Agreement on or prior to the effective date of such agreement delivered by the Parent or any Company to its management;

         (o) As soon as reasonably possible after request therefor, such other information regarding its operations, assets, business, affairs and financial condition or regarding any of the Companies or (to the extent available to the Borrower without undue effort and expense) their equityholders or other Affiliates (including without limitation the Parent Affiliates) as any Lender may reasonably request, including without limitation copies of any and all material agreements to which any Company is a party from time to time; and

         (p) within one hundred twenty (120) days after the end of each fiscal year of the Borrower until such time as all of the Term Loans have been paid in full, a certificate in the form of Schedule 6.05(p) containing information regarding the calculation of Excess Cash Flow.

         Section 6.06. Inspection.

         Permit employees, agents and representatives of the Lenders to inspect, during normal business hours, its premises and any other facilities and systems of each of the Companies and its books and records and to make abstracts or reproductions thereof. In connection with any such inspections, the Lenders will use reasonable efforts to avoid an unreasonable disruption of the Companies' businesses and, to the extent possible or appropriate absent any Default, will give reasonable notice thereof.

         Section 6.07. Accounting System.

         Maintain a system of accounting in accordance with GAAP and maintain a fiscal year ending December 31 for each of the Companies.

         Section 6.08. Additional Assurances.





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


From time to time hereafter:

         (a) without limiting the generality of Section 2.01(a), execute and deliver or cause to be executed and delivered, such additional instruments, certificates and documents, and take all such actions, as the Agent or the Lenders shall reasonably request for the purpose of implementing or effectuating the provisions of this Agreement and the other Loan Documents, including without limitation (i) the items set forth in Schedules 2.01(a) and 4.24 which require action after the Fourth Amendment Effective Date, as stated in each such Schedule, and (ii) only if reasonably requested by the Agent, the execution and delivery to the Agent of a mortgage or deed of trust or collateral assignment of lease or leasehold mortgage in form and substance satisfactory to the Agent (in a recordable form and in such number of copies as the Agent shall have requested) covering any real properties acquired by the Companies, together with any necessary consents relating thereto;

         (b) without limiting the generality of Section 2.01, at the request and direction of the Agent, cooperate with the Agent and the Lenders from time to time in preparing, executing and/or filing and recording such (i) timely continuation statements under the Uniform Commercial Code with respect to financing statements filed under Section 2.01(a), (ii) new financing statements and (iii) conforming amendments to the Security Documents as shall be necessary from time to time to reflect the passage of time and other changed circumstances and to assure continued compliance with the Loan Documents and with Section 2.01; and

         (c) upon the exercise by the Agent or the Lenders of any power, right, privilege or remedy pursuant to this Agreement or any other Loan Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority (including any Specified Authority), execute and deliver all applications, certifications, instruments and other documents and papers that the Agent or Lenders may be so required to obtain.

         Nothing contained in this Section 6.08 shall constitute a waiver of any Event of Default arising from the Borrower's failure to locate, deliver and/or file or record any Security Document, any consent of any Governmental Authority or other Person or any other document required under Section 2.01, Article III or otherwise under this Agreement. Without limiting the generality of the foregoing, not more than 60 days after the Fourth Amendment Effective Date, the Borrower shall deliver to the Agent (i) a report setting forth a list of all real property assets (including leasehold interests) acquired or disposed of since the Closing Date, in detail reasonably satisfactory to the Agent, and (ii) all information, documents and instruments with respect to existing real property collateral for the Loans as the Agent may reasonably request to the Borrower on or prior to the date that is 10 Business Days after the Fourth Amendment Effective Date.

         Section 6.09. Renewal of DBS Agreements and FCC Licenses.

         Renew all DBS Agreements and FCC Licenses in a timely manner and in accordance with all applicable provisions thereof.

         Section 6.10. Compliance with Environmental Laws.




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


         (a) Comply, and cause all tenants or other occupants of any of the Properties to comply in all material respects with all Environmental Laws and not generate, store, handle, process, dispose of or otherwise use and not permit any tenant or other occupant of any of the Properties to generate, store, handle, process, dispose of or otherwise use Hazardous Materials in, on, under or about the Property in a manner that could lead or potentially lead to imposition on any Company or the Agent or any Lender or any of the Properties of any liability or lien of any nature whatsoever under any Environmental Law.

         (b) Notify the Agent promptly in the event of any spill or other release of any Hazardous Material in, on, under or about any of the Properties which is required to be reported to a Governmental Authority under any Environmental Law, promptly forward to the Agent copies of any notices received by any Company relating to any alleged violation of any Environmental Law and promptly pay when due any fine or assessment against the Lenders, any Company or any of the Properties relating to any Environmental Law.

         (c) If at any time it is determined that the operation or use of any of the Properties violates any applicable Environmental Law or that there is any Hazardous Material located in, on, under or about the Properties which under any Environmental Law requires special handling in collection, treatment, storage or disposal or any other form of cleanup or remedial or corrective action, then, within thirty (30) days after receipt of notice thereof from a Governmental Authority (or such other time period as may be specified in the notice sent by such Governmental Authority) or from the Lenders, take, at its sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Laws, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Borrower shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Laws. Nothing herein shall prohibit the Borrower from asserting any good faith defenses against the government in any governmental demands.

         (d) If a lien is filed against any of the Properties by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of any Company or for which any Company is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material, then, within thirty (30) days from the date that such Company is first given notice such lien has been placed against the Properties, either (i) pay the claim and remove the lien or (ii) furnish a cash deposit, bond or such other security with respect thereto as is satisfactory in all respects to the Lenders and is sufficient to effect a complete discharge of such lien on the Properties.

         (e) At the Borrower's expense, if and as reasonably requested by the Agent in connection with any Property now or hereafter owned, acquired or leased by any Company, (i) conduct and deliver to the Agent and the Lenders, an Environmental Site Assessment prepared by an environmental consulting firm of national reputation reasonably satisfactory to the Agent, together with a letter from such firm to the Agent authorizing the Agent and the Lenders to rely thereon, or (ii) prepare and deliver to the Agent and the Lenders true and accurate responses to the Agent's Environmental Questionnaire as to such Property. Each Environmental Site Assessment and completed Environmental Questionnaire shall be, to the best of the Borrower's knowledge, true and accurate in all material respects.





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

         (f) Conduct any further diligence recommended under any Environmental Data Report or Environmental Site Assessment and perform any and all Remedial Work necessary under all Environmental Laws applicable (now or in the future) to the Companies or their businesses, whether as recommended under any Environmental Site Assessment or otherwise.

         Section 6.11. Interest Rate Protection.

         (a) Maintain in full force and effect, one or more Rate Hedging Agreements containing terms and conditions reasonably satisfactory to the Agent and sufficient to ensure that at least fifty percent (50%) of the aggregate principal amount of the Incremental Term Loans then outstanding is protected at all times against increases in the applicable Base Rate or LIBOR Rate for a term extending for at least three (3) years from the date of the initial advance of such Loans.

         (b) Deliver to the Agent copies of each such Rate Hedging Agreement, including any and all amendments thereto and substitutions thereof, and such other documentation relating thereto as the Agent or the Lenders may from time to time request.

         Section 6.12. Security Document Supplements.

         (a) Commercial Tort Claims. Upon the request of the Agent, the Borrower shall, and shall cause its relevant Subsidiaries to, execute, deliver and/or file or record such additional Security Documents as the Agent shall deem necessary or advisable from time to time to maintain, create and perfect a first priority security interest in favor of the Agent in any "commercial tort claims" (as defined in the Uniform Commercial Code) arising out of the Litigation.

         (b) Deposit Accounts. Upon the request of the Agent, the Borrower shall, and shall cause its relevant Subsidiaries and the relevant depository financial institutions, to execute, deliver and/or file or record such additional Security Documents as the Agent shall deem necessary or advisable from time to time to maintain, create and perfect a first priority security interest in favor of the Agent in all "deposit accounts" (as defined in the Uniform Commercial Code) of the Borrower and its Subsidiaries (other than the Special Purpose Subsidiary and the Letter-of-Credit Subsidiary) in existence on the Third Amendment Effective Date and all after-acquired deposit accounts in which the Borrower or any of its Subsidiaries (other than the Special Purpose Subsidiary and the Letter-of-Credit Subsidiary) maintains a balance in excess of $50,000.00; provided, however, that no mandatory cash sweeps shall be required at any time when no Event of Default has occurred and is continuing; and provided further that the Borrower and its Subsidiaries shall, within 45 days after the Third Amendment Effective Date, deliver control agreements in form and substance satisfactory to the Agent and the relevant depository financial institutions and signed by the respective account holder and depository financial institution with respect to all deposit accounts of the Borrower and its Subsidiaries (other than the Special Purpose Subsidiary and the Letter-of-Credit Subsidiary) in existence on the Third Amendment Effective Date.





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

After the Third Amendment Effective Date, the Borrower and its Subsidiaries shall not open any deposit account (other than any account relating to the operation of a Station in which the balance does not exceed $50,000.00) unless the Borrower shall have delivered to the Agent a control agreement in form and substance satisfactory to the Agent and the relevant depository financial institutions and signed by the respective account holder and depository financial institution with respect to such deposit account.

         Section 6.13. Maintenance of Corporate Identity.

         Operate its businesses, and will cause its Subsidiaries to operate their respective businesses, and maintain their records, independently from any Person that, directly or indirectly, is in control (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of any Company (a "Control Entity") and independently from any Subsidiary of such Company; and each Company will maintain bank accounts separate from the bank accounts of each Control Entity or Subsidiary of such Company and act solely in its own corporate name and through its own authorized officers and agents. Without limiting the generality of the foregoing, the Borrower shall also:

                  (A) maintain its own separate books and records and bank accounts and not permit any Affiliate independent access to such bank accounts;

                  (B) at all times hold itself out to the public and all other Persons as a legal entity separate from Pegasus Communications Corporation, the Parent, any other Company and any other Person;

                  (C) have a Board of Directors separate from (but which may include members in common with) that of Pegasus Communications Corporation, the Parent, any other Company and any other Person;

                  (D) file its own tax returns, if any, as may be required under applicable law, to the extent that it is (1) not part of a consolidated group filing a consolidated return or returns or
                  (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law;

                  (E) not commingle its assets with assets of any other Person and hold all of its assets in its own name;

                  (F) conduct its business in its own name and strictly comply with all organizational formalities to maintain its separate existence;

                  (G) maintain separate financial statements;

                  (H) pay its own liabilities and expenses only out of its own funds;

                  (I) allocate fairly and reasonably any overhead for shared office space;





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

                  (J) use separate invoices and checks;

                  (K) correct any known misunderstanding regarding its separate identity;

                  (L) maintain adequate capital in light of its contemplated business purposes, transactions and liabilities;

                  (M) cause its Board of Directors to act pursuant to written consent and keep minutes of such actions and observe all other general corporation formalities; and

                  (N) cause the officers, agents and other representatives of the Borrower to act at all times with respect to the Borrower consistently with, and in furtherance of, the foregoing and in the best interests of the Borrower.

         Section 6.14. Immaterial Affiliates.

         Except for management services provided by the Manager to the Parent and the Companies and assets owned and activities incidental or related thereto, ensure that, during the period from the Third Amendment Effective Date until the Discharge of Parent Term Debt, none of the Immaterial Affiliates acquires any material assets, conducts any material business or incurs any material Indebtedness or other liabilities.

         Section 6.15. Further Assurances regarding Real Estate.

         (a) Mortgage Amendments. Within 60 days of the Fourth Amendment Effective Date (or such later date as the Agent shall reasonably determine), such amendments to the following mortgage documents as the Agent reasonably deems necessary in connection with the transactions contemplated by this Agreement and the making of the Tranche D Term Loans hereunder:

         (i) That certain Open-End Mortgage and Security Agreement (Leasehold Mortgage) from Pegasus Broadcast Television, Inc. to and in favor of Bankers Trust Company recorded August 23, 2000 in Book 298, at Page 664 of the Lackawanna County Registry.

         (ii) That certain Tennessee Deed of Trust with Security Agreement and Assignment of Rents and Leases from Pegasus Broadcast Television, Inc. to William D. Jones, as Trustee, for the benefit of Bankers Trust Company recorded December 18, 1997 in Book 4997, at Page 172, Hamilton County Register of Deeds, as amended by that certain Amendment to Tennessee Deed of Trust with Security Agreement and Assignment of Rents and Leases Pegasus Broadcast Television, Inc. to William D. Jones, as Trustee, for the benefit of Bankers Trust Company recorded January 25, 2000 in Book 5525, at Page 60, Hamilton County Register of Deeds.

         (b) Additional Mortgages. Without limiting the generality of Sections 2.01(a), 6.08 and/or 6.12 hereunder, with respect to any real property owned or leased by any Company that is (A) not already subject to a first mortgage, leasehold mortgage and/or first priority perfected collateral assignment of lease, as applicable, in accordance with the requirements of Sections 2.01(a)(iii) and 2.01(a)(iv) hereof, and (B) not excepted from the requirements of Section 2.01(a) pursuant to Schedule 2.01(a), cause to be delivered to the Agent, within 60 days of the Fourth Amendment Effective Date (or such later date as the Agent shall reasonably determine):

                  (i) fully executed and notarized mortgages, deeds of trust or deeds to secure debt (each, as the same may be amended, modified, restated or supplemented from time to time, a "Mortgage Instrument" and collectively the "Mortgage Instruments") encumbering the fee interest and/or leasehold interest of any Company in such property (each a "Mortgaged Property" and collectively the "Mortgaged Properties") and all supporting documents reasonably requested by the Agent;

                  (ii) in the case of each real property leasehold interest of any Loan Party constituting Mortgaged Property, (A) such estoppel letters, consents and waivers from the landlords of such real property as may be reasonably required by the Agent, and (B) evidence that the applicable lease, a memorandum of lease with respect thereto, or other evidence of such lease, has been or will be recorded in all places to the extent necessary or desirable, in the reasonable judgment of the Agent, so as to enable the Mortgage Instrument encumbering such leasehold interest to effectively create a valid and enforceable first priority lien (subject to Permitted Liens) on such leasehold interest in favor of the Agent (or such other Person as may be required or desired under local law) for the benefit of the Lenders.

         provided, however, the failure to deliver any of the above documents with respect to a leasehold interest shall not constitute a Default hereunder if the Companies have been unable to obtain the same (to the extent required to be obtained from the landlord), or the necessary consent therefor, from the applicable landlord using commercially reasonable efforts.

                            VII. NEGATIVE COVENANTS.

         The Borrower covenants and agrees that, so long as there remains outstanding any portion of any Obligation, whether now existing or arising hereafter, unless the Required Lenders shall otherwise consent in writing in accordance with the terms of Article XI, none of the Companies will, directly or indirectly:

         Section 7.01. Indebtedness and Guarantees.

         Incur, create, assume, become or be liable, directly, indirectly or contingently, in any manner with respect to, or permit to exist, any Indebtedness or Guarantee except:

         (a) Indebtedness of the Borrower to the Lenders hereunder under the Notes;

         (b) the guaranties of the Subsidiaries required under Section 2.01;

         (c) any Rate Hedging Obligation with terms and conditions reasonably acceptable to the Agent;





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

         (d) Indebtedness existing on the Fourth Amendment Effective Date and described in Schedule 7.01, provided however, that the terms of such indebtedness shall not be modified or amended in any material respect, nor shall payment thereof be modified, without the prior written consent of the Required Lenders;

         (e) Indebtedness in respect of endorsements of negotiable instruments for collection in the ordinary course of business;

         (f) Guarantees by the Borrower of Indebtedness and other obligations incurred by its Subsidiaries (other than the Special Purpose Subsidiary, each Letter-of-Credit Subsidiary and South Plains DBS) and permitted by this Section 7.01;

         (g) Indebtedness under Capital Leases and purchase money Indebtedness relating to the purchase price of real estate and equipment to be used in the businesses of the Borrower and its Subsidiaries (other than the Special Purpose Subsidiary, each Letter of Credit Subsidiary and the Finance Subsidiaries) which does not exceed $10,000,000 in the aggregate outstanding at any time;

         (h) customary indemnities set forth in the Acquisition Agreements;

         (i) intercompany loans permitted under Section 7.05;

         (j) trade payables incurred in the ordinary course of business;

         (k) Permitted Seller Debt not exceeding $50,000,000 in the aggregate outstanding at any time, in addition to the Permitted Seller Debt specified in
Schedule 7.01;

         (l) Permitted Seller Subordinated Debt, not exceeding $20,000,000 in the aggregate outstanding at any time;

         (m) Indebtedness to the Subordinated Noteholders under the Subordinated Debt Documents;

         (n) unsecured Indebtedness of the Borrower and the Subsidiaries (other than the Special Purpose Subsidiary, each Letter-of-Credit Subsidiary and the Finance Subsidiaries) of a type not covered by any of the other provisions of this Section 7.01 and which does not exceed $10,000,000 in the aggregate outstanding at any time;

         (o) Indebtedness of each Letter-of-Credit Subsidiary in the form of its reimbursement obligations with respect to, and its obligations to pay fees and expenses and make indemnity payments (to the extent required) with respect to, letters of credit issued on or after the Third Amendment Effective Date by one or more Persons in favor of the NRTC as beneficiary, and under agreements, documents, and instruments entered into between such Letter-of-Credit Subsidiary and such Persons in connection with such letters of credit, all of which must be satisfactory in form and substance to the Agent in its reasonable discretion; provided that the aggregate amount of such Indebtedness outstanding at any time shall not exceed the value at such time of the cash collateral pledged by such Letter-of-Credit Subsidiary to such Persons in accordance with Section 7.02(j); and





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

         (p) Indebtedness of the Borrower under the New Revolving Credit Facility and Guarantees of such Indebtedness provided by any Subsidiary which is a party to the Subsidiary Agreement, provided that the loan documentation for the New Revolving Credit Facility and such Guarantees shall contain only such representations and warranties, covenants and events of default as are no less favorable to the Borrower and its Subsidiaries than the corresponding provisions of this Agreement and the other Loan Documents.

         Notwithstanding anything in this Section 7.01 to the contrary, in no event shall the Borrower become or remain liable with respect to intercompany Indebtedness to the Parent.

         Section 7.02. Liens.

         Create, incur, assume, suffer or permit to exist any Lien of any nature whatsoever on any of its assets or ownership interests, now or hereafter owned, other than the following (collectively, "Permitted Liens"):

         (a) liens securing the payment of taxes, assessments or government charges or levies either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which it shall have set aside on its books adequate reserves;

         (b) deposits under workers' compensation, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds arising in the ordinary course of business;

         (c) liens existing on the Fourth Amendment Effective Date and described on Schedule 7.02 attached hereto;

         (d) liens against the Companies imposed by law, such as vendors', carriers', lessors', warehousers' or mechanics' liens, incurred in the ordinary course of business;

         (e) liens arising out of a prejudgment attachment, a judgment or award against it with respect to which it shall currently be prosecuting an appeal, a stay of execution pending such appeal having been secured, except any such lien arising in connection with a judgment, attachment or proceeding which gives rise to an Event of Default under paragraph (m) or (n) of Article VIII;

         (f) liens in favor of the Agent or the Lenders (and any Hedging Lenders) securing the Notes or the other obligations of the Companies to the Lenders hereunder or under Rate Hedging Obligations entered into with any Lender or any Lender's affiliate;

         (g) liens against the Companies under or securing Capital Leases and liens or mortgages securing purchase money Indebtedness described in Section 7.01(g), provided that the obligation secured by any such lien shall not exceed one hundred percent (100%) of the lesser of cost or fair market value as of the time of the acquisition of the property covered thereby and that each such lien or mortgage shall at all times be limited solely to the item or items of property so acquired;

         (h) restrictions, easements and minor irregularities in title which do not and will not interfere in any material respect with the occupation, use and enjoyment by any Company of such properties and assets in the normal course of its business as presently conducted or materially impair the value of such properties and assets for the purpose of such business; and

         (i) liens in favor of the agent and lenders under the Permitted Parent Term Debt on the capital stock of the Borrower and the other collateral pledged under the Parent Term Loan Documents and any documents evidencing Permitted Parent Term Debt, in each case so long as such liens are subject to the terms of the Intercreditor Agreement;

         (j) liens on the assets of each Letter-of-Credit Subsidiary, including L/C Subrogation Rights, securing Indebtedness permitted under Section 7.01(o); provided, that the value of the collateral securing such Indebtedness (exclusive of L/C Subrogation Rights) may not at any time exceed 105% of the amount of such Indebtedness; and

         (k) liens securing Indebtedness of the Borrower and its Subsidiaries permitted under Section 7.01(p) on any of the Collateral, provided that (i) the Term Loans are secured by an equal and ratable lien in such Collateral and (ii) the holders of such Indebtedness (or their agent) shall have entered into an intercreditor agreement with the Agent substantially in the form of Schedule 7.02(k).

         Section 7.03. Disposition of Assets; Mergers, Etc.

         Merge or enter into a consolidation or sell, lease, exchange, sell and lease back, sublease or otherwise dispose of any of its assets or properties (hereinafter a "Disposition") (including without limitation the transfer of any assets or properties to the Special Purpose Subsidiary and Dispositions in exchange for similar assets and properties and commonly referred to as "asset swaps"), except the following:

         (a) Dispositions of (i) inventory and cash equivalents in the ordinary course of business and (ii) tangible assets to be replaced in the ordinary course of business within twelve (12) months by other tangible assets of equal or greater value (provided that the Agent's and the Lenders' lien upon such newly acquired assets shall have the same priority as the Agent's and the Lenders' lien upon the replaced assets subject to any prior Liens permitted by Sections 7.02(g) or (iii) tangible assets that are no longer used or useful in the business of any Company.

         (b) Any wholly owned Subsidiary of the Borrower may merge or be liquidated into the Borrower or any other wholly owned Subsidiary of the Borrower so long as, after giving effect to any such merger to which the Borrower is a party, the Borrower shall be the surviving or resulting Person.





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

         (c) Licensing of and leasing of intangible assets for fair value in the ordinary course of business.

         (d) [Intentionally Omitted].

         (e) [Intentionally Omitted]

         (f) The Disposition of any broadcast properties listed on Schedule 7.03(f); provided, however, that (i) the selling Subsidiaries shall have received payment in cash or cash equivalents of at least eighty-five percent (85%) of gross proceeds from any such disposition of assets, (ii) all rights of the Companies under any escrow or similar agreements entered into in connection with like-kind exchanges under Section 1031 of the Code shall have been collaterally assigned to the Agent pursuant to documentation satisfactory to the Agent and (iii) the Borrower shall have complied with the provisions of Section 1.09(d).

         Section 7.04. Fundamental Changes.

          (a) Change the corporate structure or organization of the Borrower or the Subsidiaries from that set forth in Schedule 4.23, except (i) pursuant to mergers permitted under Section 7.03, (ii) pursuant to repurchases of Equity Securities permitted under Section 7.09, (iii) for the formation of new Subsidiaries (whether such Subsidiary is formed in connection with a Permitted Acquisition or for some other reason), so long as such Subsidiary and, if applicable, the parent company thereof, each become party to the Subsidiary Agreement, and the Subsidiary and the parent Company thereof execute and deliver (or cause to be executed and delivered) all of the documentation required to be delivered under Sections 7.05(b)(viii) and/or 7.05(b)(xii) as if such Subsidiary was formed in connection with a Permitted Acquisition, and otherwise comply with all of the provisions of Sections 2.01, 6.08 and 6.10 (iv) the formation of Finance Subsidiaries, and (v) for the formation of new Subsidiaries (each a "Letter-of-Credit Subsidiary") that shall engage in no business or activity, and shall have no assets or liabilities, at any time other than (x) cash and Cash Equivalents from Restricted Payments permitted under Section 5.04(b)(vii) and L/C Subrogation Rights or, subject to Section 5.04(b)(viii), cash equity contributed directly or indirectly to such Letter-of-Credit Subsidiary by Parent or Pegasus Communications Corporation, (y) Indebtedness permitted under Section 7.01(o) secured by liens on its assets permitted under Section 7.02(j), and (z) related obligations under agreements, documents and instruments that are incidental to and required for the foregoing and are satisfactory in form and substance to the Agent in its reasonable discretion.

         (b) Permit or suffer any amendment of its Organizational Documents which could have a Material Adverse Effect (it being expressly agreed that the inclusion in any such Organizational Documents of any provision similar to those set forth in Section 102(b)(2) of Title 8 of the Delaware Code is prohibited under this Section).





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

         Section 7.05. Investments and Acquisitions.

         (a) Permitted Investments. Acquire, have outstanding or hold any Investment (including any Investment consisting of the acquisition of any business), except the following:

             (i) Existing Investments of the Borrower in its Subsidiaries and of the Borrower's Subsidiaries in other Subsidiaries, as reflected in
         Schedule 4.23;

             (ii) Intercompany loans and advances from any wholly owned Subsidiary of the Borrower to the Borrower, to the extent reasonably necessary for Consolidated tax planning and working capital management;

             (iii) (A) Intercompany loans and advances from the Borrower to its Subsidiaries (excluding the Special Purpose Subsidiary, any Letter of Credit Subsidiary or the Finance Subsidiaries), from the proceeds of the Loans, to the extent necessary to fund working capital, Capital Expenditures and other operating expenses permitted hereunder and (B) intercompany loans and advances from a Subsidiary to any Subsidiary that is a party to the Subsidiary Agreement;

             (iv) Investments in Cash Equivalents;

             (v) Short-term loans to employees and advances to employees in the ordinary course of business for the payment of bona fide, properly documented, business expenses to be incurred on behalf of the Borrower and its Subsidiaries, provided that the aggregate outstanding amount of all such loans and advances shall not exceed $500,000 in the aggregate at any time;

             (vi) Guarantees permitted by Section 7.01;

             (vii) equity investments by PSTH in the Special Purpose Subsidiary made solely for the purpose of funding SAC Payments and subject to the Special Purpose Subsidiary's obligations to distribute SAC Commissions and Excess SAC Cash to the Finance Subsidiaries and contribute the Equity Securities in the Finance Subsidiaries to PSTH under Section 7.09;

             (viii) equity investments by the Borrower in PSTH made solely for the purpose of funding the equity investments referred to in clause
         (vii) above; and

             (ix) Any Acquisition (including without limitation the transfer of assets by the Parent to the Borrower, for further transfer to a Subsidiary, and in each case as a capital contribution, free and clear of any Liens, other than Permitted Liens) made in accordance with the conditions set forth in Section 7.05(b) below (in each case, a "Permitted Acquisition").

         (b) Conditions to Acquisitions. Not consummate any Acquisition unless the following conditions shall have been satisfied in full:

             (i) The prior written approval of the Required Lenders, in their sole and absolute discretion, shall be required for (A) any such Acquisition of DBS territories involving consideration in excess of $50,000,000 and (B) any such Acquisition of broadcast television or cable television properties involving consideration in excess of $20,000,000.

             (ii) If such Acquisition involves the purchase of stock or other ownership interests, the same shall be effected in such a manner as to assure that the acquired entity becomes a direct or indirect Subsidiary of the Borrower and that the parent of such Subsidiary shall own all of such ownership interests.

             (iii) If such Acquisition involves the acquisition of broadcast television properties, each of the related FCC Licenses shall be held after the Acquisition in a License Subsidiary and each such License Subsidiary shall enter into an appropriate License Agreement with the Subsidiary holding the operating assets for the related Station.

             (iv) The Borrower shall have delivered to the Agent (in sufficient copies for all the Lenders) the following:

                  (A) no later than thirty (30) days (or such shorter period as may be reasonably practicable, if approved by the Agent) prior to the consummation of any such Acquisition or, if earlier, ten (10) business days after the execution and delivery of the related Acquisition Agreement, copies of executed counterparts of such Acquisition Agreement, together with all schedules thereto, the forms of any additional agreements or instruments to be executed at the closing thereunder (to the extent available), and all applicable financial information, including (1) as soon as practicably available following any fiscal quarter with respect to which the aggregate consideration paid or payable with respect to Permitted Acquisitions in such fiscal quarter exceeds $50,000,000, new Projections through December 31, 2006 (updated to reflect such Acquisition and any related transactions and showing compliance with all financial covenants), and (2) Subscriber Reports;

                  (B) promptly following a request therefor, copies of
             such other information or documents relating to such Acquisition as any Lender shall have reasonably requested; and

                  (C) promptly following the consummation of such Acquisition, certified copies of the agreements, instruments and documents referred to above to the extent the same has been executed and delivered at the closing under such Acquisition Agreement.

             (v) The aggregate amount of all consideration payable by the Borrower or any Subsidiary or Subsidiaries in connection with such Acquisition (other than noncompetition and consulting agreements, earn-outs and customary post-closing adjustments, escrows, holdbacks and indemnities and Indebtedness permitted under Section 7.01) shall be payable on the date of such Acquisition.




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

                  (vi) Neither the Borrower nor any Subsidiary shall, in connection with any such Acquisition, assume or remain liable with respect to any indebtedness (including any material tax or ERISA liability) of the related Seller(s), except (i) to the extent permitted under Section 7.01 and (ii) obligations of such Seller(s) incurred in the ordinary course of business and necessary or desirable to the continued operation of the underlying properties, and any other such liabilities or obligations not permitted to be assumed or otherwise supported by any of the Companies hereunder shall be paid in full or released as to the assets being so acquired on or before the consummation of such Acquisition.

                  (vii) All other assets and properties acquired in connection with any such Acquisition shall be free and clear of any Liens other than Permitted Liens.

                  (viii) The Borrower shall have complied as applicable with all of the provisions of Sections 2.01, 6.08 and 6.10 with respect to any acquired entity or assets, including the execution and delivery of such additional agreements, instruments, certificates, documents, consents, environmental site assessments, opinions and other papers as the Agent may reasonably require.

                  (ix) Immediately prior to any such Acquisition and after giving effect thereto, no Default shall have occurred and be continuing.

                  (x) Without limiting the generality of the foregoing, after giving effect to such Acquisition the Borrower shall be in compliance with the provisions of Article V, (A) calculated on a pro forma basis as of the last day of the most recently ended fiscal quarter for which financial statements are required to be provided, and have been so delivered, under Section 6.05 and (B) under the Borrower's updated Projections referred to in Section 7.05(b)(iv), if required to be provided thereunder. The Borrower shall provide to the Agent a certificate signed on behalf of the Borrower by an Authorized Officer demonstrating such compliance in reasonable detail.

                  (xi) On or before the consummation of each such Acquisition, the Borrower shall deliver to the Agent (in sufficient copies for all the Lenders) and to the Agent's counsel a compliance certificate, substantially in the form of Schedule 7.05(a) hereto or such other form as shall be satisfactory to the Agent (each, an "Acquisition Compliance Certificate"), duly executed by an Authorized Officer of the Borrower, certifying as to the matters set forth above with respect to such Acquisition. In the event that such Acquisition is financed, in whole or in part, with the proceeds of Loans hereunder, the foregoing requirement shall be deemed satisfied upon delivery of the compliance certificate required under Section 3.02, in the form of Schedule 3.02(d), in connection with such Loans.

                  (xii) On or before the consummation of each such Acquisition involving the purchase or formation of a new Subsidiary and/or the





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

         execution of additional Security Documents or any other Loan Document, or otherwise, if reasonably required by the Agent, the Agent shall have received the favorable written opinions of (i) general counsel or regularly employed outside counsel to the Companies and (ii) special FCC counsel to the Companies (in the case of Acquisitions of cable television and broadcast television properties), in each case dated the date of such Loans, addressed to the Agent and the Lenders and substantially in the forms attached as Schedules 7.05(b) and (c) hereto.

                  (xiii) Only if reasonably requested in connection with the recording of any mortgages or similar instruments or any material issues of state law raised in connection with such Acquisition, the Agent shall have received the favorable opinion of local counsel to the Companies, dated the date of such Acquisition, addressed to the Agent and the Lenders and substantially in the form attached as Schedule 7.05(d) hereto.

         Section 7.06. Local Marketing and Joint Sales Agreements, Etc.

         Enter into any LMA, JSA or other similar arrangement, other than Permitted LMAs or Permitted JSAs. If any Station that is the subject of an Existing LMA is acquired by Parent or Pegasus Communication Corporation, or by a Subsidiary of either of them that is not one of the Companies, and such Existing LMA is not contributed to the Borrower, such Existing LMA (i) shall be assumed by the Person acquiring such Station on its existing terms and (ii) as so assumed, shall not be subject to the requirements of Section 7.12.

         Section 7.07. Management.

         Turn over the management of its properties, assets, rights, licenses and franchises to any Person other than the Manager or a full-time employee of the Companies.

         Section 7.08. Sale and Leaseback.

         Enter into any arrangements, directly or indirectly, with any Person whereby it shall sell or transfer any property, real, personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property; provided, however, that the Borrower and the Subsidiaries may engage in such transactions to the extent structured as Capital Leases and subject to the limitations in Section 7.01(g).

         Section 7.09. Repurchase or Issuance of Equity Securities.

         (a) Repurchase or redeem any Equity Securities, except for repurchases and redemptions by the Companies of Equity Securities in the Subsidiaries which do not result in any Default (under Section 2.01 or otherwise); or

         (b) Issue any additional Equity Securities, except for securities (A) in respect of which the issuing Company has no obligation to redeem or to pay cash distributions or dividends, (B) which are pledged and, if certificated, delivered to the Agent in accordance with Section 2.01 and the applicable Security Document and (C) the issuance of which does not result in any Default.






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

         Section 7.10. Change in Business, Limits on Activities of Special Purpose Subsidiary.

         Engage, directly or indirectly, in any business other than the businesses in which it is currently engaged. Without limiting the generality of the foregoing, the Special Purpose Subsidiary shall not engage, directly or indirectly, in any business other than that of paying, or reimbursing the DBS Subsidiaries for, Subscriber Acquisition Costs incurred by the DBS Subsidiaries (such payments or reimbursements being referred to collectively herein as the "SAC Payments") in exchange for commissions payable by the DBS Subsidiaries for each affected subscriber to DBS Services (collectively, the "SAC Commissions"), and shall

         (a) hold no assets other than such funds;

         (b) not incur, create, assume, become or be liable, directly, indirectly or contingently, in any manner with respect to, any Indebtedness or liability (other than liabilities to make SAC Payments accrued in the ordinary course);

         (c) not create, incur, assume, suffer or permit to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets, now or hereafter owned;

         (d) not make any payments or engage in any other transactions, other than SAC Payments and distributions to the Finance Subsidiaries and PSTH;

         (e) not maintain cash on hand and other liquid investments exceeding $3,500,000 in the aggregate at any time;

         (f) distribute to the Finance Subsidiaries (i) all SAC Commissions on a regular basis (and, in any event, no less frequently than every third month) and
(ii) any cash or other liquid investments exceeding $3,500,000 ("Excess SAC Cash"), no later than thirty (30) Business Days after such excess shall arise; and

         (g) concurrently with the distributions required under paragraph (f) above, contribute the Equity Securities in the Finance Subsidiaries to PSTH.

         Section 7.11. Accounts Receivable.

Sell, assign, discount or dispose in any way of any accounts receivable, promissory notes or trade acceptances held by any Company, with or without recourse, except for collection (including endorsements) in the ordinary course of business and except to the extent permitted under Section 7.03.






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

         Section 7.12. Transactions with Affiliates.

         Except for the payment of permitted Management Fees and the License Agreements, enter into any transaction, including, without limitation, the purchase, sale or exchange of property or assets or the rendering or accepting of any service with or to any Affiliate of any Company, except in the ordinary course of business and pursuant to the reasonable requirements of its business and upon terms not less favorable to such Company than it could obtain in a comparable arm's-length transaction with a third party other than such Affiliate; and, during the period from the Fourth Amendment Effective Date until the Discharge of Parent Term Debt, except for (a) transactions solely among the Companies, (b) the payment of permitted Management Fees and the License Agreements as in effect on the Fourth Amendment Effective Date, (c) Permitted LMA's and Permitted JSA's and (d) Restricted Payments permitted under Section 5.04, enter into any transaction, including, without limitation, the purchase, sale or exchange of property or assets or the rendering or accepting of any service, with or to any Affiliate of any Company unless the Borrower delivers to the Agent an acceptable appraisal or an opinion as to the fairness to such Company from a financial point of view issued by an unaffiliated third party investment banking firm or appraisal firm of national standing with respect to any such transaction or series of related transactions involving aggregate consideration in excess of $5,000,000.

         Section 7.13. Amendment of Certain Agreements, Negative Pledges, Etc.

         (a) (i) Amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of any FCC License, any DBS Agreement, the Subordinated Debt Documents, any agreement or instrument evidencing Permitted Seller Debt, Permitted Seller Subordinated Debt or other Subordinated Debt or any material agreement to which any Company is a party, in each case, if the effect thereof would be (i) to confer additional rights upon the other parties thereto which could have a Material Adverse Effect, (ii) to reduce the compensation payable by any party to any Company thereunder if the same could have a Material Adverse Effect, (iii) to increase materially the obligations of any Company thereunder if the same could have a Material Adverse Effect or (iii) with respect to Subordinated Debt, to effect any material change to the terms or conditions thereof which is adverse to the obligor thereunder or to the Lenders or the Agent.

         (b) In any event, subject to applicable law, elect to terminate or amend any License Agreement.

         (c) Except for this Agreement or the documentation governing or evidencing any New Revolving Credit Facility, enter into or be bound by any agreement (including covenants requiring the maintenance of specified amounts of net worth or working capital) restricting the right of any Subsidiary to make distributions or extensions of credit to the Borrower (directly or indirectly through another Subsidiary).

         (d) Enter into any agreement (excluding this Agreement, any other Loan Document or the documentation governing or evidencing any New Revolving Credit Facility) prohibiting (i) any Company from amending or otherwise modifying this Agreement or any other Loan Document or (ii) the creation or assumption of any Lien in favor of the Agent, the Lenders or their successors as holders of senior indebtedness upon the properties, revenues or assets of any Company, whether now owned or hereafter acquired.

         (e) Renew or enter into any material agreement without using commercially reasonable efforts to obtain the written consents of such third parties necessary to effect the collateral assignment thereof in accordance with
Section 2.01.

         (f) Enter into any agreement to effect a transaction that is prohibited under this Agreement or any other Loan Document, unless such agreement is expressly subject to the written consent of the Required Lenders hereunder.

         (g) Amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of any of the Parent Term Loan Documents or any documents governing any Replacement Parent Term Debt, or issue any Indebtedness in exchange for, or issue any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund, any portion of the Parent Term Loans or any Replacement Parent Term Loan Debt, in each case, if the effect thereof would be to (i) change to earlier dates the dates on which any payments of principal or interest are due thereon, (ii) cause the PCC/PSC Weighted Interest Rate to exceed 11.4% per annum, (iii) change any event of default with respect thereto (other than to eliminate or waive any such event of default or to increase any grace period with respect thereto), (iv) change the redemption, prepayment or defeasance provisions thereof, (v) change the subordination provisions thereof (or of any guaranty thereof or intercreditor arrangement with respect thereto), (vi) change any collateral therefor (other than to release such collateral), or (vii) change any other term or provision thereof, if the effect of such change, together with all other changes made, is to increase the obligations of the obligor thereunder or to confer any additional rights on the holders of the Parent Term Loans, the Replacement Parent Term Debt or such other Indebtedness that would be adverse to the Company, the Agent or the Lenders, in either case in a manner that is deemed material by the Agent or the Required Lenders (in either case, in its or their sole discretion), without the prior written consent of the Required Lenders.

         (h) Amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of, or issue any Indebtedness in exchange for, or issue any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund, any portion of, the Existing Parent High Yield Debt or any Replacement Parent High-Yield Debt, in each case, if the effect thereof would be to (i) shorten the average weighted life to maturity of such debt to prior to June 19, 2007, (ii) change any scheduled installment of principal (including the final maturity date) to a date earlier than the date that is one year after the last maturity date of any of the Obligations, (iii) cause the PCC/PSC Weighted Interest Rate to exceed 11.4% per annum, or (iv) make any other changes or modifications that are prohibited under any other provision of this Agreement, without the prior written consent of the Required Lenders.

         (i) During the period from the Third Amendment Effective Date until the Discharge of Parent Term Debt, amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of, or issue any Indebtedness in exchange for, or issue any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund, any portion of, the Existing Parent High Yield Debt or any Replacement Parent High-Yield Debt, in each case, if the effect thereof would be to (i) increase the weighted average cash interest rate (including in the determination of the cash interest rate, without limitation, all fees (other than customary amendment or consent fees) and other cash payments paid or payable to the holders of the Existing Parent High-Yield Debt and the Replacement Parent High-Yield Debt) payable in respect of such debt to greater than 11.737%, or
(ii) make any other changes or modifications that are prohibited under any other provision of the Parent Term Loan Agreement, without the prior written consent of the Required Lenders.

         (j) During the period from the Third Amendment Effective Date until the Discharge of Parent Term Debt, enter into any agreement to effect a transaction that is prohibited under the Parent Term Loan Agreement or any other Parent Term Loan Document, unless such agreement is expressly subject to the written consent of the Required Lenders hereunder.

         (k) Amend, modify or reform or permit the amendment, modification or reformation of, the documentation governing or evidencing any New Revolving Credit Facility, if the effect thereof would be to cause such documentation to contain representations and warranties, covenants or events of default less favorable to the Borrower and its Subsidiaries than the corresponding provisions of this Agreement.

         Section 7.14. ERISA.

         (a) Fail to make contributions to pension plans required by Section 412 of the Code,

         (b) fail to make payments required by Title IV of ERISA as the result of the termination of a single employer pension plan or withdrawal or partial withdrawal from a multiemployer pension plan, or (c) fail to correct a prohibited transaction with an employee benefit plan with respect to which it is liable for the tax imposed by Section 4975 of the Code.

         Section 7.15. Margin Stock.

         Use or permit the use of any of the proceeds of the Loans, directly or indirectly, for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any Margin Stock or for any other purpose which might constitute the transactions contemplated hereby a "purpose credit" within the meaning of Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System, or cause any Loan, the application of proceeds thereof or this Agreement to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or the Securities Exchange Act of 1934, as amended, or any rules or regulations promulgated under such statutes.






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

         Section 7.16. Excess L/C Cash Collateral.

         At all times on or after the Discharge of Parent Term Debt, in the event that Excess L/C Cash Collateral shall exceed $1,000,000 at any time, or in the event that the amount described in clause (b)(i) of the definition of "Excess L/C Cash Collateral" shall be $0, fail, within three Business Days after the occurrence of the foregoing, to cause the entire amount of Excess L/C Cash Collateral to be paid as a cash dividend to the Borrower.


                                 VIII. DEFAULTS.

         In each case of happening of any of the following events (each of which is herein sometimes called an "Event of Default"):

         (a) any representation or warranty made by or on behalf of any Company or any of its Affiliates (including without limitation those of the Parent Affiliates which are parties to any Loan Documents) in this Agreement or any other Loan Documents, or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement or the borrowings hereunder, shall prove to be false or misleading in any material respect when made or reconfirmed;

         (b) default in the payment or mandatory prepayment of any installment of the principal of any Note or any payment pursuant to Section 1.21, or any payment of any installment of the principal of any other indebtedness of any Company to the Agent or any Lender, or any payment in respect of any Rate Hedging Obligations entered into with the Agent or any Hedging Lender, when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise;

         (c) default in the payment of any interest on any Note, or any premium, fee or other indebtedness of any Company to the Agent or any Lender for more than five (5) calendar days after the date when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise;

         (d) default by any Person other than the Agent or any Lender in the due observance or performance of, or compliance with, any covenant or agreement contained in Article III or V, Sections 6.02, 6.03 (but only if the same involves any seizure or property), 6.04, 6.05, 6.06, 6.07, 6.09 and 6.11 or
Article VII of this Agreement; provided, however, that a default in the delivery of financial or other information under paragraphs (b) through (e) of Section
6.05 shall not constitute an Event of Default unless and until the same continues unremedied for thirty (30) days after (i) written notice thereof from the Agent (at the direction of the Required Lenders)) or any Lender to the Borrower or (ii) if earlier, the occurrence thereof (provided that such thirty
(30) day period shall be available for the remedy of any such default only once in any period of twelve (12) consecutive months and three (3) times during the term of this Agreement);

         (e) default by any Person other than the Agent or any Lender in the due observance or performance of, or compliance with, any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement or pursuant to the terms of any Security Document or any Rate Hedging Obligation entered into with the Agent or any Hedging Lender, which default is not referred to in paragraphs (a) through (d), inclusive, of this Article VIII and which default shall continue unremedied for thirty (30) days after the earlier to occur of (i) the Borrower's discovery of such default, or (ii) written notice thereof from the Agent (at the direction of the Required Lenders) or any Lender to the Borrower, provided, however, that if any such default cannot be remedied, then such default shall be deemed to be an Event of Default as of the date of the occurrence thereof;

         (f) (i)   any Subordinated Indenture Default; or

             (ii)  any Parent Term Loan Default; or

             (iii) any default on any Indebtedness of the Letter-of-Credit
                   Subsidiary; or

             (iv) any default with respect to any Indebtedness of any Company (other than to the Lenders hereunder) for borrowed money, or default under any agreement giving rise to monetary remedies, in each case (under this clause (iv)) which, when aggregated with all other such defaults of the Companies, exceeds $2,000,000, if the effect of such default described in this clause (iv) is to permit the holder of such Indebtedness to accelerate the maturity of such Indebtedness, unless such holder shall have permanently waived the right to accelerate the maturity of such Indebtedness on account of such default;".

         (g) (i) any Company shall lose, fail to keep in force, suffer the termination, suspension or revocation of or terminate, forfeit or suffer a material adverse amendment to any material FCC License; (ii) any governmental regulatory authority shall conduct a hearing on the renewal of any material FCC License and the result thereof is reasonably likely to be the termination, revocation, suspension or material adverse amendment of such material FCC License; or (iii) any governmental regulatory authority shall commence an action or proceeding seeking the termination, suspension, revocation or material adverse amendment of any material FCC License and the result thereof is likely to be the termination, suspension, revocation or material adverse amendment of such FCC License;

         (h) the broadcast operation of any material Stations(s) shall be interrupted at any time for more than (x) seventy-two (72) consecutive hours, unless such interruption occurs by reasons of force majeure, or (y) in the event of force majeure, fourteen (14) days, in each case, unless (and only so long as) all damages, liabilities and other effects of such interruption of service (including any adverse effect on the Borrower's ability to perform its obligations under this Agreement and the Notes) are fully covered by business interruption insurance or are not material to the operation of such Station;

         (i) (i) any NRTC Member Agreement or other DBS Agreement shall be terminated, shall expire or shall be amended in a manner reasonably likely to have a Material Adverse Effect, (ii) any DirecTV Agreement (including the HCG Agreement) shall terminate, shall expire or shall be amended in a manner reasonably likely to have a Material Adverse Effect or (iii) any default shall occur under the HCG Agreement, and NRTC shall take action to terminate the HCG Agreement;





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

         (j) the loss, termination, suspension, revocation or amendment (in a manner reasonably likely to have a Material Adverse Effect) of any license issued to HCG, any Company or DirecTV or any other party by the FCC in connection with the delivery of DIRECTV or other DBS Rights under any DirecTV Agreement or any NRTC Member Agreement;

         (k) DBS services provided to any of the Subscribers shall be interrupted or terminated, whether due to satellite damage or destruction or other circumstances, if the same has or could have a Material Adverse Effect;

         (l) any default with respect to any Indebtedness of the Parent which, when aggregated with all other such defaults of the Parent, exceeds $15,000,000, if the effect of such default is to permit the holder of such Indebtedness to accelerate the maturity of such Indebtedness, unless such holder shall have permanently waived the right to accelerate the maturity of such Indebtedness on account of such default;

         (m) any Company or group of Companies generating in the aggregate more than five percent (5%) of EBITDA for any period shall discontinue its or their respective business(es) or Pegasus Communications Corporation, the Parent, any Company or the Manager shall (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (ii) be unable, or admit in writing its inability, to pay its debts as they mature,
(iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or corporate action shall be taken for the purpose of effecting any of the foregoing;

         (n) there shall be filed against any Company, the Parent, Pegasus Communications Corporation or the Manager an involuntary petition seeking reorganization of such company or the appointment of a receiver, trustee, custodian or liquidator of such company or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect and such involuntary petition shall not have been dismissed within sixty (60) days thereof;

         (o) final judgment for the payment of money which, when aggregated with all other outstanding judgments against any of the Companies, the Parent or Pegasus Communications Corporation, exceeds $5,000,000 (exclusive of amounts covered by insurance or actually contributed in cash by third party obligors with respect to such judgments) shall be rendered against any Company, the Parent or Pegasus Communications Corporation, and the same shall remain undischarged (unless fully bonded upon terms satisfactory to the Required Lenders) for a period of thirty (30) consecutive days, during which execution shall not be effectively stayed;






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         (p) the occurrence of any attachment of any deposits or other property of any Company, the Parent or Pegasus Communications Corporation in the hands or possession of the Agent or any of the Lenders, or the occurrence of any attachment of any other property of any Company, the Parent or Pegasus Communications Corporation in an amount which, when aggregated with all other attachments against the Companies, the Parent or Pegasus Communications Corporation, exceeds $1,000,000 and which shall not be discharged within sixty
(60) days of the date of such attachment;

         (q) for any reason, (i) the Borrower shall cease to own (directly or indirectly) all of the issued and outstanding capital stock of each of its Subsidiaries (other than the percentage of equity interests in South Plains DBS held by Persons other than the Borrower and its Subsidiaries on the Third Amendment Effective Date); (ii) the Parent shall cease to own all of the issued and outstanding shares of capital stock of the Borrower; (iii) Pegasus Communications Corporation shall cease to own (directly or indirectly) at least 51% (measured by voting power rather than number of shares) of all of the issued and outstanding shares of common stock (or other securities entitled to vote in ordinary circumstances and without regard to the happening of any contingency in the election of members of the board of directors) of the Parent; (iv) Pegasus Communications Corporation shall cease to retain the voting power (directly or indirectly) to elect a majority of the board of directors of the Parent; or (v) a "Change of Control" (as defined in the Subordinated Indenture, the PCC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PCC Exchange Indenture, the PCC 1997 Indenture, the PCC 1998 Indenture, the Golden Sky Exchange Indentures, the PSC 2001 Indenture, the Parent Term Loan Documents or the documentation for any Replacement Parent Term Debt) shall occur;

          (r) for any reason (other than the gross negligence of the Agent or the Lenders), but without limiting in any way the Borrower's obligations under
Section 6.08(b), any material Security Document or other Loan Document shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any security interest(s) or lien(s) granted pursuant thereto which is, or are in the aggregate, material shall fail to be perfected, or any party thereto other than the Agent or the Lenders shall contest the validity of any material lien(s) granted under, or shall disaffirm its obligations under, any material Security Document or other Loan Document; then and upon every such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Required Lenders as provided in Article XI, the Notes and any and all other Indebtedness of the Borrower to the Lenders shall immediately become due and payable, both as to principal and interest, without presentment, demand, prior notice, or protest, all of which are hereby expressly waived, anything contained herein or in the Notes or other evidence of such indebtedness to the contrary notwithstanding (except in the case of an Event of Default under paragraph (m) or (n) of this Article VIII which, under applicable law, would result in the automatic acceleration of the Borrower's Indebtedness, in which event such Indebtedness shall automatically become due and payable);







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         (s) for any reason, Pegasus Communications Corporation or any of its
Affiliates shall receive any (i) DBS Rights Litigation Proceeds and, for any reason, the full amount of such DBS Rights Litigation Proceeds shall not have been (A) paid directly to the Borrower or one or more of its Subsidiaries (other than the Special Purpose Subsidiary, the Letter-of-Credit Subsidiary or any Finance Subsidiary) by the adverse party to such litigation or (B) contributed as equity to the Borrower by the Parent immediately upon receipt by Pegasus Communications Corporation or such Affiliate, or (ii) Patent Litigation Proceeds and, for any reason, (A) such Patent Litigation Proceeds shall not have contributed to the Borrower as an equity contribution immediately upon receipt by Pegasus Communications Corporation or such Affiliate, in an aggregate amount equal to the lesser of (1) the amount of such Patent Litigation Proceeds received and (2) the amount of out-of-pocket legal fees and expenses incurred by the Borrower and its Subsidiaries or paid for by the Borrower and its Subsidiaries by means of Restricted Payments on or prior to such date in connection with the Patent Litigation, or (B) any portion of such Patent Litigation Proceeds is applied to repay all or any portion of the Parent Term Loans or any Replacement Parent Term Debt;

         (t) any borrowing of Parent Term Loans or Replacement Parent Term Debt shall occur after the Third Amendment Effective Date unless no Default shall have occurred and be continuing or would result from such borrowing or the application of the proceeds thereof; or

         (u) any Global Litigation Settlement shall have become binding on one or more Affiliates of the Borrower and, for any reason, all Obligations shall not have been paid in full;

then and upon every such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Required Lenders as provided in Article XI, the Notes and any and all other Indebtedness of the Borrower to the Lenders shall immediately become due and payable, both as to principal and interest, without presentment, demand, prior notice, or protest, all of which are hereby expressly waived, anything contained herein or in the Notes or other evidence of such indebtedness to the contrary notwithstanding (except in the case of an Event of Default under paragraph (m) or (n) of this Article VIII which, under applicable law, would result in the automatic acceleration of the Borrower's Indebtedness, in which event such Indebtedness shall automatically become due and payable).

         Notwithstanding anything to the contrary contained in this Article VIII, upon the occurrence of an Event of Default under paragraph (u) of this
Article VIII, the Notes and any and all other Indebtedness of the Borrower to the Lenders shall immediately become due and payable as set forth in Section 1.09(i).


                          IX. REMEDIES ON DEFAULT, ETC.

         In case any one or more Events of Default shall occur and be continuing, the Agent and the Lenders may proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Agreement, any Security Document or the Notes, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law, all subject to the provisions of
Article XI. IN THE EVENT THAT THE AGENT SHALL APPLY FOR THE APPOINTMENT OF, OR TAKING POSSESSION BY, A TRUSTEE, RECEIVER OR LIQUIDATOR OF THE BORROWER OR ANY OF ITS SUBSIDIARIES OR OF ANY OTHER SIMILAR OFFICIAL, TO HOLD OR LIQUIDATE ALL OR ANY SUBSTANTIAL PART OF THE PROPERTIES OR ASSETS OF THE BORROWER OR SUCH





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SUBSIDIARY FOLLOWING THE OCCURRENCE OF A DEFAULT IN PAYMENT OF ANY AMOUNT OWED
TO THE AGENT OR ANY LENDER HEREUNDER, THE BORROWER, FOR ITSELF AND ON BEHALF OF ITS SUBSIDIARIES (WITH ALL DUE AND PROPER AUTHORIZATION OF THE BOARDS OF DIRECTORS, PARTNERS OR MEMBERS, AS THE CASE MAY BE, OF EACH OF THE SUBSIDIARIES), HEREBY JOINTLY AND SEVERALLY CONSENT TO SUCH APPOINTMENT AND TAKING OF POSSESSION AND AGREE TO EXECUTE AND DELIVER ANY AND ALL DOCUMENTS REQUESTED BY THE AGENT RELATING THERETO (WHETHER BY JOINING IN A PETITION FOR THE VOLUNTARY APPOINTMENT OF, OR ENTERING NO CONTEST TO A PETITION FOR THE APPOINTMENT OF, SUCH AN OFFICIAL OR OTHERWISE, AS APPROPRIATE UNDER APPLICABLE
LAW). No right conferred upon the Agent or the Lenders hereby or by any Security Document or the Notes shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

         Notwithstanding anything to the contrary herein, if the Tranche D Term Loans are accelerated in connection with an Event of Default resulting from a Put Change of Control, then the principal balance of the Tranche D Term Loans shall be payable at par (together with accrued interest, including any applicable default rate of interest) plus a premium in an amount such that the sum of such principal balance and such premium shall be equal to the greater of
(i) 101% of such principal balance and (ii) the then applicable Fixed Early Payment Amount, in either case, of the principal amount of the Tranche D Term Loans then outstanding, plus all other Obligations due to such Tranche D Term Loan Lenders under this Agreement and the other Loan Documents. In addition, and notwithstanding anything to the contrary contained herein, if at the time of the occurrence of an Event of Default resulting from a Put Change of Control there are Initial Term Loans and/or Incremental Term Loans outstanding, only Lenders holding in the aggregate more than 50% of the aggregate outstanding principal amount of such Initial Term Loans and/or Incremental Term Loans shall have the right to direct the Agent as to the exercise or non-exercise of remedies with respect to such Loans and the related Notes.


                                  X. THE AGENT.

         Section 10.01. Appointment and Authorization of Agent.

         Each Lender hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.





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         Section 10.02. Delegation of Duties.

         The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to make (or give any notice with respect thereto) any voluntary, optional or other non-scheduled payment, prepayment, redemption, acquisition for value (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness of any Company (other than Indebtedness under the Loan Documents) (in each case, whether or not mandatory) such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         Section 10.03 Liability of Agent.

         No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), (b) be liable for any action taken or omitted to be taken by any predecessor or former Agent or Agent-Related Person or (c) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by the Parent or any Company or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any the Parent, and Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Parent or any Company or any Affiliate thereof.

         Section 10.04. Reliance by Agent.

         (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Parent or any Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under






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any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Article III, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

         Section 10.05. Notice of Default.

         The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Articles VIII and IX; provided, however, that unless and until the Agent has received any such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

         Section 10.06. Credit Decision; Disclosure of Information by the Agent.

         Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Parent, the Companies and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own






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credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower, the Parent and the other Companies. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent herein, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Parent, the Borrower or any other Company or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

         Section 10.07. Indemnification of Agent.

         Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Commitments, the payment of all other Obligations and the resignation of the Agent.

         Section 10.08. Agent in its Individual Capacity.

         Bank of America, N.A. and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Parent and the Companies and their respective Affiliates as though Bank of America, N.A. were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America, N.A. or its Affiliates may receive information regarding the Parent or any Company or their Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, if any, Bank of America, N.A. shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Agent, and, if applicable, the terms "Lender" and "Lenders" include Bank of America, N.A. in its individual capacity.





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         Section 10.09. Successor Agent.

         The Agent may resign as Agent upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Agent, and the term "Agent" shall mean such successor administrative agent, and the retiring Agent's appointment, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of any other Lender. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Section 13.02 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor administrative agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         Section 10.10. Documentation Agent, Syndication Agent and Co-Arrangers.

         Except as expressly provided in this Agreement and the Fee Agreements, the Documentation Agent, the Syndication Agent and the Co-Arrangers shall not have any rights or obligations under this Agreement or any of the other Loan Documents other than in their respective capacities as Lenders hereunder and thereunder.

         Section 10.11. Agent May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower, the Parent or any Company, the Agent (irrespective of whether the principal of any Loan) shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

                  (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agent and their respective agents and counsel and all other amounts due the Lenders and the Agent under Sections 1.02, 1.05 and 13.02) allowed in such judicial proceeding; and






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                  (b) to collect and receive any monies or other property
         payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due the Agent under Sections 1.10 and 13.02.

         Section 10.12. Collateral and Guaranty Matters.

         The Lenders irrevocably authorize the Agent, at its option and in its discretion,

                  (a) to release any Lien on any property granted to or held by the Agent under any Security Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is transferred or to be transferred as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, or (iii) subject to Article XI hereof if approved, authorized or ratified in writing by the Required Lenders;

                  (b) to subordinate any Lien on any property or asset granted to or held by the Agent under any Loan Document to the holder of any Lien on such Property that is permitted by Section 7.02;

                  (c) to release any Company party to the Subsidiary Agreement from its obligations thereunder if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder;

                  (d) to release any Lien on any property or assets granted to or held by the Agent under the Parent Pledge Agreement upon termination of the Parent Term Loan Agreement and payment in full of all obligations (other than contingent indemnification obligations) of the Parent thereunder;

                  (e) to enter into an intercreditor agreement with the agent and/or lenders under the New Revolving Credit Facility so long as such facility is permitted by the terms of this Agreement; and

                  (f) enter into any amendments to any Security Document as the Agent shall deem reasonably necessary to give effect to the transfer of agency from the Resigning Agent to the Successor Agent in connection with the transactions contemplated by the Resignation and Assignment Agreement.






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         Upon request by the Agent at any time, the Required Lenders will confirm in writing the Agent's authority to release or subordinate its interest in particular types or items of property or assets, to release any Subsidiary from its obligations under the Subsidiary Agreement, or to release the Parent from its obligations under the Parent Pledge Agreement pursuant to this Section 10.12.

         Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Agent to vote in respect of the claim of any Lender in any such proceeding.


                  XI. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS;
                        SEPARATE ACTIONS BY THE LENDERS.

         (a) This Agreement (including the Schedules hereto) and the other Loan Documents constitute the entire agreement of the parties herein and supersede any and all prior agreements, written or oral, as to the matters contained herein, and no modification or waiver of any provision hereof or of the Notes or any other Loan Document, nor consent to the departure by any Company therefrom, shall be effective unless the same is in writing, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as hereafter provided, the consent of the Required Lenders shall be required and sufficient (i) to amend, with the consent of the Borrower, any term of this Agreement, the Notes or any other Loan Document or to waive the observance of any such term (either generally or in a particular instance or either retroactively or prospectively); (ii) to take or refrain from taking any action under this Agreement, the Notes, any other Loan Document or applicable law, including, without limitation, (A) the acceleration of the payment of the Notes, (B) the termination of the Commitments, (C) the exercise of the Agent's and the Lenders' remedies hereunder and under the Security Documents and (D) the giving of any approvals, consents, directions or instructions required under this Agreement or the Security Documents; provided that no such amendment, waiver, consent or other action shall, without the prior written consent of each Lender (other than a Defaulting Lender and, with respect to matters addressed in clause (1) below, only such Lenders holding Obligations directly affected thereby),

                           (1) extend the final scheduled maturity of any Loan
                  or Note or extend the stated maturity of any Letter of Credit beyond the Expiration Date (it being understood that no waiver or modification of any condition precedent, covenant or Default shall constitute any such extension), or reduce the rate or extend the time of payment of interest or fees thereon, or reduce the principal amount thereof;

                           (2) release all or substantially all of the
                  Collateral (except as expressly provided in this Agreement or the Security Documents)under the Security Documents;






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

                           (3) amend, modify or waive any provision of Section
                  1.09(e) or this Article XI;

                           (4) reduce any percentage specified in the definition
                  of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Commitments are included on the Closing
                  Date); or

                           (5) consent to the assignment or transfer by the
                  Borrower of any of its rights and obligations under this Agreement;

and provided, further, that no such amendment, waiver, consent or other action shall

                  (x) increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that (aa) no waiver or modification of any condition precedent, covenant or Default or of any mandatory reduction in the aggregate Commitments shall constitute an increase in the respective Commitment of any Lender and (bb) an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the respective Commitment of such Lender);

                  (y) without the consent of the Issuing Bank or the DTS Agent, amend, modify or waive any provision of Section 1.02 applicable thereto or alter its respective rights or obligations with respect to the Letters of Credit or the DTS Letters of Credit, respectively; or

                  (z) without the consent of the Agent, amend, modify or waive any provision of Article X as same applies to the Agent or any other provision of any Loan Document as same relates to the rights or obligations of the Agent.

         (b) If, in connection with any such proposed amendment, waiver, consent or other action under any of the provisions of this Agreement as contemplated by clauses (1) through (5), of subsection (a) above, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right (so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (i) or (ii) below), to either (i) replace such non-consenting Lender or Lenders with one or more Replacement Lenders, so long as at the time of such replacement each such Replacement Lender consents to the proposed amendment, waiver, consent or other action or (ii) terminate such non-consenting Lender's Commitment (if such Lender's consent is required as a result of its Commitment) and repay all outstanding Loans of such Lender which gave rise to the need to obtain such Lender's consent and/or cash collateralize its Letter of Credit Exposure, in accordance with Sections 1.02(g) and 1.09(e), provided that, unless the Commitments which are terminated and the Loans which are repaid pursuant the preceding clause (ii) are immediately replaced in full





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at such time through the addition of one or more new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (which in each case must specifically consent thereto), then in the case of any action pursuant to the foregoing clause (ii), the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, and provided, further, that the Borrower shall not have the right to replace a Lender, terminate its Commitments or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to subsection (a) of this Article XI.

         (c) Any amendment or waiver effected in accordance with this Article XI shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Borrower. The Lenders' failure to insist (directly or through the Agent) upon the strict performance of any term, condition or other provision of this Agreement, any Note, or any of the Security Documents or other Loan Documents, or to exercise any right or remedy hereunder or thereunder, shall not constitute a waiver by the Lenders of any such term, condition or other provision or Default in connection therewith, nor shall a single or partial exercise of any such right or remedy preclude any other or future exercise, or the exercise of any other right or remedy; and any waiver of any such term condition or other provision or of any such Default shall not affect or alter this Agreement, any Note or any of the Security Documents or other Loan Documents, and each and every term, condition and other provision of this Agreement, the Notes and the Security Documents or other Loan Documents shall, in such event, continue in full force and effect and shall be operative with respect to any other then existing or subsequent Default in connection therewith. An Event of Default hereunder and under any Note or Security Document shall be deemed to be continuing unless and until cured or waived in writing by the applicable Lenders, as provided in subsection (a) above.


           XII. BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS.

         (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors and permitted assigns, and all subsequent holders of any of the Notes or any portion thereof.

         (b) Each Lender may assign its rights and interests under this Agreement, the Notes and the Security Documents and/or delegate its obligations hereunder and thereunder, in whole or in part, and sell participations in the Notes and the Security Documents as security therefor, provided as follows:

                  (i) Any such assignment, other than an assignment in whole, made other than to (A) another Lender, (B) a separately organized branch of a Lender or (C) a Related Lender Party, shall reflect an assignment of such assigning Lender's Notes and Commitments which is in an aggregate principal amount of at least $500,000, unless each of the Borrower and the Agent otherwise consents to a lesser amount.

                  (ii) Notwithstanding any provision of this Agreement to the contrary, (A) each Lender may at any time pledge all or any portion of its rights under this Agreement and each of the other Loan Documents, including without limitation its Loans and the Notes held by such Lender, to a Federal Reserve Bank (or equivalent thereof in the case of Lenders chartered outside of the United States) in support of borrowings made by such Lender from such Federal Reserve Bank and (B) any Lender that is a fund or similar investment vehicle that invests in or makes commercial loans may, without the consent of the Agent or the Borrower, pledge all or any portion of its Notes or Loans to any holders of obligations owed, or securities issued, by such Person, as security for such obligations or securities, or to any trustee for, or any other representative of, such holders; provided that any foreclosure or similar action by such trustee shall be subject to the provisions of this Section concerning assignments. No pledge pursuant to this subsection (ii) shall release the transferor Lender from any of its obligations and liabilities under the Loan Documents.

                  (iii) Any assignments and/or delegations made hereunder shall be pursuant to an instrument of assignment and acceptance (the "Assignment and Acceptance") substantially in the form of Schedule 12 and the parties to each such assignment shall execute and deliver to the Agent for its acceptance the Assignment and Acceptance together with any Note or Notes subject thereto. Upon such execution and delivery, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
         (5) Business Days after the execution thereof unless otherwise permitted by the Agent, (A) the assignee thereunder shall become a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with applicable Loans as set forth therein and (B) the assigning Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement as to that portion of its obligation being so assigned and delegated. The Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of the assignee as a Lender and the resulting adjustment of Loans arising from the purchase by and delegation to such assignee of all or a portion of the rights and obligations of such assigning Lender under this Agreement.

                  (iv) The Agent, on behalf of the Borrower, shall maintain at the address of the Agent referred to in Section 13.03 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, and any Notes evidencing the Loans owned by, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder shall be effective only upon appropriate entries with respect thereto being made in the Register; provided that in the case of an assignment by a Lender to any Related Lender Party that is not reflected on the Register, the assigning Lender shall maintain a comparable register on behalf of the Agent. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.






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

                  (v) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and the assignee together with the Note or Notes, if any, subject to such assignment (or a standard indemnity letter from the respective assigning Lender in respect of any lost Note or Notes) and payment by the assigning Lender or the assignee to the Agent of registration and processing fees of $3,500 in the aggregate (except with respect to assignments (A) to any Related Lender Party or another Lender or (B) by the Agent, the Syndication Agent or the Documentation Agent, in their capacities as Lenders), the Agent shall promptly accept such Assignment and Acceptance and record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. Such Assignment and Acceptance and the assignment evidenced thereby shall only be effective upon appropriate entries with respect to the information contained therein being made in the Register pursuant to subparagraph (iv) above.

                  (vi) Within five (5) Business Days after receipt of such notice, the Borrower shall, if requested by the assignee Lender, execute and deliver to the Agent in exchange for evidence of the delivery to the Agent of a copy of each such surrendered Note, marked "Superseded", one or more new Notes payable to the order of such assignee in an amount equal to the portion of the applicable Commitment assumed and/or Loans purchased by such assignee pursuant to such Assignment and Acceptance and a new Note payable to the order of the assigning Lender in an amount equal to the portion of the applicable Commitment(s) and/or Loans retained by it hereunder. Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form provided in Sections 1.01, 1.03, 1.04 or 1.04A as applicable. Copies of the superseded Notes shall be delivered to the Borrower upon execution and delivery of such new Notes and the original superseded Notes shall be returned to the assignors thereof.

                  (vii) Each Lender may sell participations in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Notes held by it); provided, however, that, no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document, except to the extent such amendment or waiver would (A) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that no waiver or modification of any condition precedent, covenant or Default or of any mandatory reduction in the aggregate Commitments shall constitute a change in the terms of such participation, that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof and that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in any rate of interest or fees for purposes of this clause (A)), (B) consent to the assignment or






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

         transfer by the Borrower of any of its rights and obligations under this Agreement or (C) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Security Documents) supporting the Loans hereunder in which such participant is participating or (D) eliminate the rights set forth in Section 1.21. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

                  (viii) Except for an assignment made to (i) another Lender,
         (ii) a separately organized branch of a Lender, (iii) a Related Lender Party or (iv) a Qualified Institutional Lender, and except during the existence of a Default, no assignment referred to above shall be permitted without the prior written consent of the Agent and the Borrower, which consent shall not be unreasonably withheld or delayed.

                  (ix) The Borrower may not assign any of its rights or delegate any of its duties or obligations hereunder.

                  (x) To the extent that an assignment of all or any portion of a Lender's Commitment and outstanding Loans pursuant to subsection (b) of Article XI or this Article XII would, due to circumstances existing at the time of such assignment, result in costs under Sections 1.11,
         1.13 or 1.14 which are increased from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                  (xi) Any Lender may, in connection with any assignment or participation pursuant to this Section, disclose to the assignee or participant any information relating to the Companies and the Parent Affiliates furnished to such Lender by or on behalf of the Borrower and such assignee or participant shall treat such information as confidential.


                              XIII. MISCELLANEOUS.

         Section 13.01. Survival.

         (a) This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto, shall survive the making by the Lenders of the Loans and shall continue in full force and effect so long as any Obligation is outstanding and unpaid or any Lender has any obligation to advance funds to the Borrower or any other Company hereunder. In addition, notwithstanding anything herein or under applicable law to the contrary, the provisions of this Agreement and the other Loan Documents relating to indemnification or payment of fees, costs and expenses, including without





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

limitation the provisions of Sections 1.11, 1.13, 1.14, 10.07 and 13.02, shall survive the payment in full of all Loans, the termination or expiration of the Commitments and any termination of this Agreement or of any other Loan Document. In addition, each of (x) the provisions of Sections X, 13.01, 13.02, 13.04, 13.05, 13.13 and 13.14 of the Existing Credit Agreement in respect of any actions taken or omitted to be taken by the Resigning Agent in its capacity as "Agent" thereunder and (y) all other rights of the Resigning Agent that are expressly provided in the Existing Credit Agreement, any Security Document or any other Loan Document to survive the resignation of the Agent or the termination of the Credit Agreement or such Security Document or other Loan Document shall in each case survive such resignation of the Resigning Agent and shall continue to inure for the benefit of the Resigning Agent, its sub-agents and its and their respective directors, officers, employees, agents, affiliates and advisors, notwithstanding any amendment, modification, waiver or termination of the Existing Credit Agreement, any Security Document or any other Loan Document.

         (b) Without the consent of the Resigning Agent, no amendment, waiver or modifications hereto shall amend, modify or waive (I) any provision of Article X or Sections 13.01, 13.02, 13.04, 13.05, 13.13 or 13.14 of the Existing Credit
Agreement in respect of any actions taken or omitted to be taken by the Resigning Agent in its capacity as "Agent" thereunder, (II) any other rights of the Resigning Agent that are expressly provided in this Agreement, the Existing Credit Agreement, any Security Document or any other Loan Document to survive the resignation of the Agent or the termination of the Credit Agreement or such Security Document or other Loan Document, (III) any rights of the Resigning Agent under Article I-A of this Agreement, or (IV) any other provision of any Loan Document as the same relates to the rights or obligations of the Resigning Agent.

         (c) Without the consent of the Documentation Agent, the Syndication Agent or the relevant Co-Arranger, as applicable, no amendment, waiver or modifications hereto shall amend, modify or waive (I) any provision of Section
10.10 of the Existing Credit Agreement or Section 10.10 of this Agreement, (II) any other rights of any of the Documentation Agent, the Syndication Agent or either Co-Arranger that are expressly provided in this Agreement, the Existing Credit Agreement, any Security Document or any other Loan Document to survive the termination of the Credit Agreement or such Security Document or other Loan Document, or (III) any other provision of any Loan Document as the same relates to the rights or obligations of the Documentation Agent, the Syndication Agent or either Co-Arranger.

         Section 13.02. Fees and Expenses; Indemnity; Etc.

         (a) Attorney Costs, Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Agent for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (b) to pay or reimburse the Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Agent and the cost of independent public accountants and other outside experts retained by the Agent or any Lender. All amounts due under this Section 13.02(a) shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the termination of the Commitments and repayment of all other Obligations.

         (b) Indemnification by Borrower. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by Pegasus Communications Corporation, the Parent, the Borrower, any Subsidiary of any of them or any other Company, or any Environmental Liability related in any way to the Pegasus Communications Corporation, the Parent, the Borrower, any Subsidiary of any of them or any other Company, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). All amounts due under this Section 13.02(b) shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

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

         Section 13.03. Notice.

         (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to subsection
(c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

         If to the Agent (whether provided for hereunder and/or any other Loan Document):

         Bank of America, N.A.
         Agency Management
         One Independence Center
         101 N. Tryon St.
         Mail Code: NC1-001-15-02
         Charlotte, NC 28255-0001
         Attn: Mary F. Edwards
         Telephone: (704) 387-5454
         Telecopy:  (704) 409-0638

         and if to any Lender, at the address set forth on the appropriate signature page hereto or, with respect to any assignee of the Notes under Article XII, at the address designated by such assignee in a written notice to the other parties hereto.;

         If to the Borrower:

         Mr. Marshall W.  Pagon
         Pegasus Media & Communications, Inc.
         c/o Pegasus Communications Management Company
         225 City Line Avenue
         Bala Cynwyd, Pennsylvania 19004
         Telecopy No.: (610) 934-7072

         with a required copy to Scott A. Blank, Esq. at the immediately foregoing address and with a copy (except for routine communications) to:

         Michael B.  Jordan, Esq.
         Drinker Biddle & Reath LLP
         One Logan Square
         18th and Cherry Street
         Philadelphia, Pennsylvania 19103-6996
         Telecopy No.: (215) 988-2757

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

         or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon receipt by the party to whom such notice is directed.

         (b) The address of the Agent for payment hereunder is as follows:

         Bank of America, N.A.
         TX1-492-14-11
         901 S. Main St.
         Dallas,  TX  75202
         Attn: Otis Howard

         Payment Instructions:

         Bank of America
         Dallas, TX
         ABA# 111000012
         Acct Name: Credit Services
         Acct # 1292000883
         Ref: Pegasus
         Attn: Otis Howard

         All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to the Agent pursuant to Article I shall not be effective until actually received by such Person. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

         (c) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on the Parent, the Companies, the Agent and the Lenders. The Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (d) Limited Use of Electronic Mail. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information as provided in Section 6.05, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

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

         (e) Reliance by Agent and Lenders. The Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Agent may be recorded by the Agent, and each of the parties hereto hereby consents to such recording.

         Section 13.04. Governing Law.

         This Agreement and the Notes shall be construed in accordance with and governed by the internal laws of the State of New York (without giving effect to any conflicts or choice of laws provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

         Section 13.05. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

         (a) THE BORROWER, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS ARISING HEREUNDER OR UNDER THE NOTES OR THE SECURITY DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, THE BORROWER CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR U.S. CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE BORROWER AT THE ADDRESS PROVIDED HEREIN. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO THE MAXIMUM EXTENT PERMITTED BY LAW.

         (b) WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE AGENT AND THE LENDERS HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.



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         Section 13.06. Severability.

         Any provision of this Agreement, the Notes or any of the Security Documents or other Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 13.07. Section Headings, Etc.

Any Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 13.08. Several Nature of Lenders' Obligations.

Notwithstanding anything in this Agreement, the Notes or any of the Security Documents to the contrary, all obligations of the Lenders hereunder shall be several and not joint in nature, and in the event any Lender fails to perform any of its obligations hereunder, the Borrower shall have no recourse against any other Lender(s) who has (have) performed its (their) obligations hereunder. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, subject to the provisions of Article XII, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         Section 13.09. Counterparts.

         This Agreement may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

         Section 13.10. Knowledge and Discovery.

         All references in this Agreement to "knowledge" of, or "discovery" by, the Borrower shall be deemed to include, without limitation, any such knowledge of, or discovery by, the Borrower or any executive officer of the Borrower.

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         Section 13.11. Amendment of Other Agreements.

         All references in this Agreement to other documents and agreements to which the Lenders are not parties (including without limitation the Acquisition Agreements, the PCC Preferred Stock Designation, the PCC Exchange Indenture, the PCC Exchange Notes, the PCC 1997 Indenture, the PCC 1997 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes, the PCC 1998 Indenture, the PCC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the PSC Subordinated Indenture, the PSC Subordinated Notes, the Management Agreement, the Affiliate Agreements, the Subordinated Debt Documents, the Parent Term Loan Agreement, the Parent Term Loan Documents, the Parent Transaction Documents, the NRTC Member Agreements and any other DBS Agreements) shall be deemed to refer to such documents and agreements as presently constituted and, except for any amendments and modifications not prohibited under Section 7.13, not as hereafter amended or modified unless the Lenders shall have expressly consented in writing to such amendment(s) or modification(s).

         Section 13.12. FCC and Municipal Approvals.

         Notwithstanding anything herein or in any of the Security Documents to the contrary, but without limiting or waiving in any way the Borrower's obligations under Section 2.01, the Agent's and the Lenders' rights hereunder and under the Security Documents are subject to the Communications Act of 1934, as amended, and all applicable rules, regulations, administrative orders and policies of the of the FCC and other Specified Authorities. The Agent and the Lenders will not take any action pursuant to this Agreement or the Security Documents which would constitute or result in any assignment or transfer control of any FCC License, whether de jure or de facto, if such assignment or transfer of control would require under then existing law (including the written rules and regulations promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval. The Agent and the Lenders specifically agree that
(a) voting rights in the ownership interests of the Companies will remain with the holders thereof even in an Event of Default unless any required prior consent of the FCC or other Specified Authority shall have been obtained to the transfer of such voting rights; (b) in an Event of Default, there will be either a private or public sale of the ownership interests of the Companies; and (c) prior to the exercise of member or other equityholder rights by a purchaser at such sale, the prior consent of the FCC or other Specified Authority, pursuant to 47 U.S.C. ss. 310(d), in each case only if required, shall have been obtained prior to such exercise. The Borrower agrees to take any action which the Agent or any Lender may reasonably request in order to cause the Agent and the Lenders to obtain and enjoy the full rights and benefits granted to by this Agreement and the other Loan Documents, including specifically, at the cost and expense of the Borrower, the use of its best efforts to assist in obtaining approval of the FCC or any other Governmental Authority for any action or transaction contemplated by this Agreement or any Security Document which is then required by law, and specifically, without limitation, upon request following an Event of Default, to share with the Agent and the Lenders any FCC registration numbers, account numbers and passwords for the FCC's CDBS System, and to prepare, sign (and/or certify ) and file (or cause to be prepared, signed (and/or certified) and filed) with the FCC or other Governmental Authority the assignor's, transferor's or controlling person's portion of any application or applications for consent to (i) the assignment of any FCC License or transfer or control thereof, (ii) any sale or sales of property constituting any Collateral by or on behalf of the Lenders or (iii) any assumption by the Agent or the Lenders or their designees of voting rights or management rights in property constituting any Collateral effected in accordance with the terms of this Agreement.

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         Section 13.13. Disclaimer of Reliance.

         The Borrower has not relied on any oral representations concerning any of the terms or conditions of the Loans, the Notes, this Agreement or any of the Security Documents in entering into the same. The Borrower acknowledges and agrees that none of the officers of the Agent or any Lender has made any representations that are inconsistent with the terms and provisions of this Agreement, the Notes and the Security Documents, and neither the Borrower nor any of its Affiliates has relied on any oral promises or representations in connection therewith.

         Section 13.14. [Intentionally Omitted].

         Section 13.15. Reaffirmation of Obligations.

         The Borrower hereby confirms that each Security Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible the payment and performance of all "Obligations" (in each case as such term is defined in the applicable Security Document), including without limitation the payment and performance of all such "Obligations" in respect of the Obligations now or hereafter existing under or in respect of this Agreement and the Notes (including, but not limited to, the Tranche D Term Notes).

         Section 13.16. Payments Set Aside.

         To the extent that any payment by or on behalf of the Borrower is made to the Agent or any Lender, or the Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Agent upon demand its applicable share of any amount so recovered from or repaid by the Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.


                                XIV. DEFINITIONS.

         As used herein the following terms have the following respective meanings:

         Accountants. See Section 6.05.

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         Acquisition. The acquisition by the Borrower or any Subsidiary, whether by way of the purchase of assets or stock, by merger or consolidation or otherwise, of (i) exclusive (or, with the prior written consent of the Required Lenders, non-exclusive) DBS Rights, (ii) any broadcast television business or
(iii) any cable television business, including without limitation a swap of any such existing DBS Rights or business for any other such DBS Rights or any other such business or an equity contribution of any such DBS Rights or business to a Subsidiary by any Affiliate of any Company.

         Acquisition Agreements. With respect to any Permitted Acquisition, the respective acquisition, purchase or other agreement which sets forth the terms and conditions of such acquisition.

         Acquisition Compliance Certificate.  See Section 7.05.

         Additional Documents. See Section 3.01

         Affiliate(s). With respect to any Person, any other Person that would be considered to be an affiliate of any Company under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the Fourth Amendment Effective Date, if such Company were issuing securities.

         Affiliate Subordination Agreements. That certain First Amended and Restated Affiliate Subordination Agreement dated as of January 14, 2000, by and between Pegasus Communications Management Company, Pegasus Towers, Inc., Pegasus Development Corporation, the Parent and the Agent, as amended, supplemented or otherwise modified from time to time.

         Agent. Bank of America, N.A., as successor in such capacity to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), which transfer took place as of the Fourth Amendment Effective Date in connection with the consummation of the transactions contemplated by this Agreement.

         Agent Fee Letter. The letter agreement dated the Fourth Amendment Effective Date between the Borrower and the Successor Agent.

         Agent-Related Persons. The Agent, together with its Affiliates (including, in the case of Bank of America, N.A. in its capacity as the Agent, Banc of America Securities LLC), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         Aggregate Exposure. From and after the Fourth Amendment Effective Date, the Aggregate Exposure shall be zero dollars ($0).

         Agreement. See the Preamble.

         Applicable Margin.  See Section 1.05.

         Approved Institution.  See the definition of "Cash Equivalents".

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

         Assignment and Acceptance.  See Article XII.

         Attorney Costs. All reasonable fees, expenses and disbursements of any law firm or other external counsel and, without duplication, the allocated cost of internal legal services and all expenses and disbursements of internal counsel)

         Authorized Officer. With respect to any certificate, agreement or other document to be executed by or on behalf of the Borrower or any Subsidiary or by the Parent, the chairman, president, chief executive officer, chief operating officer, chief financial officer, vice president, treasurer or director (serving as an officer) of such entity, who shall, in any event, be an officer duly authorized by all required action of such entity to execute and deliver such document.

         Average Monthly Churn For any period of twelve months, the quotient obtained by dividing (i) the sum of Monthly Churn for each of the months of such period by (ii) twelve.

         Base Rate. For any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A. as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         Base Rate Loans. Loans bearing interest at a rate determined on the basis of the Base Rate.

         Borrower. See the Preamble.

         Borrower Leverage Ratio.  See Section 5.01.

         Borrower Security Agreement That certain First Amended and Restated Security and Pledge Agreement (Borrower) dated as of January 14, 2000, by and between the Borrower and the Agent, as amended, supplemented or otherwise modified from time to time.

         Budget. See Section 6.05.

         Business Day. (a) For all purposes other than as provided in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York are open for the transaction of a substantial part of their commercial banking business; and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, LIBOR Loans, any day that is a Business Day described in clause (a) and that is also (i) a day when on which banks in London, England are open for the transaction of a substantial part of their commercial banking business and (ii) a day for trading by and between banks in U.S. Dollar deposits in the London interbank market.

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

         Capital Expenditures. For any period, the aggregate amount of payments made by the Companies during such period (including the aggregate amount of Capital Lease Obligations incurred during such period) for the rental, lease, purchase, construction or use of any fixed or capital assets (other than Permitted Acquisitions and Permitted Investments).

         Capital Lease. Any lease of property (real, personal or mixed) which, in accordance with GAAP and Statement No. 13 of the Financial Accounting Standards Board would be capitalized on the lessee's balance sheet.

         Capital Lease Obligations. All obligations of the Companies to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property (real, personal or mixed) to the extent such obligations are required to be classified and accounted for as a capital lease on any such Company's balance sheet under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         Capitalized SAC. For any fiscal period, the amount of costs incurred in the generation of Gross Subscriber Additions constituting Capital Expenditures made during such fiscal period, determined in accordance with GAAP applied in a manner consistent with the historical accounting practices of the Borrower and its Affiliates prior to the Fourth Amendment Effective Date.

         Cash Equivalents. (a) Investments (of one year or less) in direct or guaranteed obligations of the United States, or any agency thereof; (b) investments (of 90 days or less) in certificates of deposit of the Lenders or any other domestic commercial bank of recognized standing having capital, surplus and undivided profits in excess of $100,000,000, membership in the Federal Deposit Insurance Corporation ("FDIC") and senior debt carrying one of the two highest ratings of Standard & Poor's Ratings Service, A Division of McGraw Hill, Inc., or Moody's Investors Service, Inc. (an "Approved Institution"); (c) investments (of 90 days or less) in commercial paper given one of the two highest ratings by an Approved Institution; (d) investments redeemable at any time without penalty in money market instruments placed through a Lender or an Approved Institution;(e) repurchase agreements fully collateralized by United States government securities; and (f) deposits fully insured by the FDIC.

         Casualty Event. Any loss of, or damages to, or any condemnation or other taking of any assets or property of the Companies for which any Company receives insurance proceeds, proceeds of a condemnation award or other compensation.

         CERCLA. The Comprehensive Environmental Response, Compensation and Liability Act of 1989 (42 USC 9601, et. seq.).

         Change of Control Put Amount.  See Section 1.21.

         Churned Subscribers. For any period, subscribers to the DBS services offered by the DBS Subsidiaries as of the first day of such period which cease to be subscribers during such period (including any such subscribers whose service has been discontinued for non-payment, but excluding any such subscribers discontinued in connection with a Disposition) minus any subscribers which resubscribe to such DBS services during such period.

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

         Closing Date.  January 14, 2000.

         Co-Arrangers. CIBC World Markets Corp. and Deutsche Bank Securities Inc., as "Co-Arrangers" under and as defined in the Existing Credit Agreement.

         Code. The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         Collateral. Collectively, any and all collateral referred to herein and in the Security Documents.

         Collateral Account. The "Collateral Account", as defined in the Security Agreements.

         Collateral Assignments.  Each of the following:

         (i) that certain First Amended and Restated Collateral Assignment of Loan Documents dated as of January 14, 2000, by and between the Borrower and the Agent, as amended, supplemented or otherwise modified from time to time,

         (ii) that certain Collateral Assignment of Marketing and Distribution Agreements and Product Retail Agreements dated as of January 14, 2000, by and between the assignors party thereto and the Agent, as amended, supplemented or otherwise modified from time to time,

         (iii) that certain First Amended and Restated Conditional Assignment, dated as of January 14, 2000, by and between B.T. Satellite, Inc., and the Agent, as amended, supplemented or otherwise modified from time to time,

         (iv) that certain First Amended and Restated Conditional Assignment, dated as of January 14, 2000, by and between the Parent and the Agent, as amended, supplemented or otherwise modified from time to time,

         (v) that certain First Amended and Restated Conditional Assignment, dated as of January 14, 2000, by and between Telecast of Florida, Inc., and the Agent, as amended, supplemented or otherwise modified from time to time,

         (vi) that certain First Amended and Restated Conditional Assignment, dated as of January 14, 2000, by and between Pegasus Broadcast Television, Inc., and the Agent, as amended, supplemented or otherwise modified from time to time, and

         (vii) any other collateral assignment that may have been or may in the future be entered into from time to time by the Parent or one or more of the Companies to secure the Obligations, as such collateral assignment may be amended, supplemented or otherwise modified from time to time.

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

         Collateral Account Agreement. That certain Deposit Account Control Agreement, dated as of the Third Amendment Effective Date, among the Agent, DBS Investors, Inc., as administrative agent under the Parent Term Loan Agreement, Deutsche Bank AG, New York branch, as depository bank and the Parent, as such Collateral Account Agreement may be amended, supplemented or otherwise modified after the execution thereof to the extent permitted under Section 7.13(a).

         Commitment and Commitments. Reducing revolving credit facilities that were established in favor of the Borrower and allocated among the Lenders under the Existing Credit Agreement. From and after the Fourth Amendment Effective Date, the Commitments shall be zero dollars ($0).

         Commitment Fee. The fee paid by the Borrower to the Lenders on the unutilized portion of the Commitments prior to the Fourth Amendment Effective Date and upon the cancellation of the Commitment on such date.

         Companies. Collectively, the Borrower and its Subsidiaries.

         Compliance Report.  See Section 6.05.

         Consolidated and Consolidating. When used with reference to financial or accounting terms, that term as applied to the accounts of the Borrower (or other specified Person) and all of its Subsidiaries, or such of its Subsidiaries as may be specified, consolidated (or combined) or consolidating (or combining), as the case may be, in accordance with GAAP and with appropriate deductions for minority interests in Subsidiaries.

         Control Entity.  See Section 6.13.

         Controlled Group. All trades or businesses (whether or not incorporated) under common control that, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 40001 of ERISA.

         Copyright Office. The United States Copyright and Trademark Office or any other federal government agency which may hereafter perform its functions.

         Credit Extension Date. With respect to any Loans requested hereunder, the date such Loans are to be made is issued.

         Current Assets. On any date, all assets of the Companies (other than the Special Purpose Subsidiary, each Letter-of-Credit Subsidiary and the Finance Subsidiaries) on such date which, in accordance with GAAP, would be classified on a Consolidated balance sheet of the Companies as "current assets".

         Current Liabilities. On any date, all liabilities of the Companies (other than the Special Purpose Subsidiary, each Letter-of-Credit Subsidiary and the Finance Subsidiaries) on such date which, in accordance with GAAP, would be classified on a Consolidated balance sheet of the Companies as "current liabilities" (other than the current portion of long-term Indebtedness).



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         Damaged Property.  See Section 6.02.

         DBS. Direct broadcast satellite.

         DBS Agreements. The NRTC Member Agreements and any and all other agreements entered into by the Borrower or any of the Subsidiaries from time to time (as amended from time to time with the Lenders' consent, if required under this Agreement), to license the right to deliver DBS Services.

         DBS Business. The Companies' business of marketing of video and audio programming and data information services that are provided through transmission media consisting of space-based satellite broadcasting services, excluding the terrestrial television broadcasting business.

         DBS Rights. Any rights to market, sell, deliver and retain revenues from direct broadcast television programming initially transmitted over satellite frequencies, and all rights to distribute services of the type known as "DBS Services" under the NRTC Member Agreements, including without limitation all such rights with respect to DIRECTV and DBS under the DirecTV Agreements or the NRTC Member Agreements.

         DBS Rights Litigation.  See Section 5.04(b)(vi).

         DBS Rights Litigation Expenses.  See Section 1.09(g)(i).

         DBS Rights Litigation Proceeds. Any cash payments received by the Borrower or any of its Affiliates in connection with a judgment arising out of, or settlement or other disposition of, the DBS Rights Litigation or any portion thereof.

         DBS Subscriber Areas. On any date, all of the geographic areas in which the Companies, or any of them, have the right to distribute DIRECTV and other DBS services, as described in the NRTC Member Agreements.

         DBS Subsidiaries. Any Subsidiary of the Borrower which now or hereafter holds DBS Rights.

         Debtor Relief Laws. The Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         Default. (a) An Event of Default or (b) an event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.



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         Defaulting Lender. Any Lender with respect to which a Lender Default is in effect.

         Deferred SAC. For any fiscal period, the amount of cost incurred in the generation of Gross Subscriber Additions, such as certain commissions and equipment and installation costs, that do not constitute Capital Expenditures and are recorded on the balance sheet of the Borrower as a deferred SAC asset in the period when such costs are incurred, determined in accordance with GAAP applied in a manner consistent with the historical accounting practices of the Borrower and its Affiliates prior to the Fourth Amendment Effective Date.

         DirecTV. DirecTV, Inc., an affiliate of HCG, and any successor thereof.

         DIRECTV. The video, audio and data services provided over satellite frequencies by DirecTV.

         DirecTV Agreements. The HCG Agreement (as defined in the NRTC Member Agreements) whether or not assigned to DirecTV by HCG, and any other material agreements under which NRTC has obtained rights to distribute DBS services covered by any of the NRTC Member Agreements or has obtained any other DBS Rights granted to any of the Companies by NRTC.

         Disposition. See Section 7.03.

         Discharge of Parent Term Debt. With respect to any provision of this Agreement, either (i) the repayment in full of the Parent Term Loans and all Replacement Parent Term Debt, or (ii) the deletion of the corresponding provision (and each provision of the same or substantially similar effect, if any) in the Parent Term Loan Documents and the definitive documentation for any relevant Replacement Parent Term Debt.

         Documentation Agent. Fleet National Bank, as documentation agent for the "Lenders" under and as defined in the Existing Credit Agreement.

         Dollars and $. Lawful money of the United States of America.

         EBITDA. For any period, Net Income for such period, plus, to the extent deducted in the determination of Net Income and not otherwise restored in accordance with the definition of such term (without duplication) (a) Total Interest Expense, (b) depreciation, (c) amortization (including, without limitation, amortization of Deferred SAC), (d) taxes in respect of income and profits expensed during such period, including without limitation but without duplication payments paid under the Tax Sharing Agreement as permitted hereunder, (e) Transaction Costs, and (f) other non-cash expenses (including the amortization of television program license and rental fees), and minus (i) television program license and rental fees actually paid in cash; all determined on a Consolidated basis in accordance with GAAP.

         Effective Date.  See Section 1.11.

         Environmental Data Report.  See Section 4.24.

         Environmental Laws. Any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

         Environmental Liability. Any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Pegasus Communications Corporation, the Parent, the Borrower, any other Company or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         Environmental Questionnaire.  See Section 4.24.

         Environmental Site Assessment. A so-called "Phase I" site assessment prepared by an environmental consulting firm of national reputation reasonably satisfactory to the Agent, together with a letter from such firm to the Agent authorizing the Agent and the Lenders to rely thereon.

         Equity Securities. With respect to any Person that is a corporation, the authorized shares of such Person's capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the ownership interests in such Person, including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise control over such Person.

         ERISA. The Employee Retirement Security Act of 1974, as amended.

         Event of Default.  See Article VIII.

         Excess Cash Flow. For any period, EBITDA for such period minus (a) Fixed Charges for such period, minus (b) Subscriber Acquisition Costs for such period, to the extent not included in Fixed Charges, minus (c) voluntary prepayments of the Notes made during such period, as provided in Section 1.08 minus (d) Restricted Payments made under Section 5.04, minus (e) payments of principal made in respect of Permitted Seller Debt and Permitted Seller Subordinated Debt, minus (f) any increase in Working Capital during such period, measured as of the last day of such period by comparison with Working Capital on the first day of such period, plus (g) any decrease in Working Capital during such period, measured as of the last day of such period by comparison with Working Capital on the first day of such period. Notwithstanding anything in this definition to the contrary, Excess Cash Flow shall be calculated so as not to include any DBS Rights Litigation Proceeds received by the Companies.



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         Excess Insurance Proceeds.  See Section 6.02(k)

         Excess L/C Cash Collateral. At any time, the amount by which (a) the aggregate value of all cash and other property (if any) owned by a Letter-of-Credit Subsidiary (excluding amounts earned on such cash and property after the Third Amendment Effective Date but not yet released to the Companies) exceeds (b) the lesser of (i) the aggregate amount of cash collateral that all issuers of letters of credit outstanding at such time and permitted under
Section 7.01(o) require to be held by such Letter-of-Credit Subsidiary as security for its reimbursement obligations with respect to, and its obligations to pay fees and expenses and make indemnity payments (to the extent required) with respect to such letters of credit and (ii) 105% of the Indebtedness of such Letter-of-Credit Subsidiary that is described in clause (f) of the definition of "Indebtedness".

         Excess SAC Cash.  See Section 7.10.

         Exchange Act.  Securities Exchange Act of 1934, as amended

         Exemption Certificate.  See Section 1.13.

         Existing Credit Agreement.  See the Preamble.

         Existing Parent High-Yield Debt. The PCC 1997 Senior Notes, the PCC 1998 Senior Notes, the PSC 2001 Senior Notes, the PCC Exchange Notes and the Golden Sky Exchange Notes, in each case as in effect on the Third Amendment Effective Date.

         Expiration Date.  See Section 1.01.

         FAA. The Federal Aviation Administration or any other federal governmental agency which may hereafter perform its functions.

         FCC. The Federal Communications Commission or any other federal governmental agency which may hereafter perform its functions.

         FCC Consents. In connection with any Acquisition of broadcast television properties, all consents of the FCC to such Acquisition and to the execution and delivery of the related Security Documents required hereunder.

         FCC Licenses. Any Licenses issued by the FCC, including those listed on
Schedule 4.08.



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         Federal Funds Rate. For any day, the rate per annum (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Agent.

         Fee Agreements. The Fee Agreements entered into as of November 30, 1999, between the Borrower and each of the Resigning Agent, the Syndication Agent and the Documentation Agent, as amended from time to time in accordance with the respective terms thereof, and, as of the Fourth Amendment Effective Date, the Agent Fee Letter.

         Finance Subsidiary. A Subsidiary formed and wholly owned by the Special Purpose Subsidiary, (a) to which the Special Purpose Subsidiary contributes all SAC Commissions received in exchange for its financing of Subscriber Acquisition Costs for the DBS Subsidiaries, and (b) all shares of capital stock of which the Special Purpose Subsidiary dividends to PSTH immediately after such contribution.

         Financial Statements.  See Section 4.01.

         Fixed Charge Coverage Ratio.  See Section 5.03.

         Fixed Charges. For any fiscal period, the sum of (a) Total Debt Service for such fiscal period (excluding (i) payments of principal in respect of Permitted Seller Debt and Permitted Seller Subordinated Debt and (ii) repayments of Term Loans pursuant to Section 1.09(g)(ii) or Section 1.09(h)), (b) Capital Expenditures made by the Companies during such fiscal period, (c) taxes paid or payable by the Companies (other than the Special Purpose Subsidiary) during such fiscal period in respect of income and profits, including without limitation payments owed under the Tax Sharing Agreement, (d) without duplication of amounts described in clause (b) above, Capitalized SAC accrued during such fiscal period, (e) Deferred SAC accrued during such fiscal period, and (f) the excess of the aggregate amount of Restricted Payments made during such fiscal period under Section 5.04(b)(iv), (b)(vii) and (b)(viii) over the aggregate amount of cash capital contributions (other than cash capital contributions made with DBS Rights Litigation Proceeds, Patent Litigation Proceeds to the extent such proceeds are required to be reimbursed to the Borrower pursuant to clause
(s)(ii)(A) of Article VIII, or proceeds of Dispositions of assets of the Borrower or any of its Subsidiaries) made during such fiscal period to the equity of the Borrower; provided, however, that with respect to the calculation of the Fixed Charge Coverage Ratio pursuant to Section 5.03 for the four fiscal quarter periods ending December, 31, 2003, March 31, 2004 and June 30, 2004 respectively, the following shall apply: the amount of Restricted Payments for the purposes of clause (f) above for the four fiscal quarter period ending December 31, 2003 shall be calculated as the amount of such Restricted Payments for such fiscal quarter multiplied by 4; the amount of Restricted Payments for the purposes of clause (f) above for the four fiscal quarter period ending March 31, 2004 shall be calculated as the amount of such Restricted Payments for the two fiscal quarters ending March 31, 2004 multiplied by 2; and the amount of Restricted Payments for the purposes of clause (f) above for the four fiscal quarter period ending June 30, 2003 shall be calculated as the amount of such Restricted Payments for the three fiscal quarters ending June 30, 2004 multiplied by 1.33.



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         Fixed Early Payment Amount. An amount in cash expressed as a percentage of the principal amount of the Tranche D Term Loans to be prepaid as follows:
(a) 103% if such prepayment occurs after the Fourth Amendment Effective Date but prior to the first anniversary of the Fourth Amendment Effective Date, (b) 102% if such prepayment occurs on or after the first anniversary of the Fourth Amendment Effective Date but prior to the second anniversary of the Fourth Amendment Effective Date, and (c) 100% if such prepayment occurs on or after the second anniversary of the Fourth Amendment Effective Date.

         Fourth Amendment Effective Date.  See Section 3.01.

         Franchise Areas.  The communities listed in Schedule 4.09.

         GAAP. Generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other entity as may be approved by a significant segment of the accounting profession, as in effect on December 31, 2002, applied on a basis consistent with (a) the application of the same in prior fiscal periods, (b) that employed by the Accountants in preparing the financial statements referred to in Section 6.05(a) and (c) the accounting principles generally utilized in the cable television, broadcast television or direct broadcast satellite industry, as the case may be.

         Global Litigation Settlement. Any settlement or other consensual agreement by the Borrower or any of its Affiliates resolving outstanding claims with respect to (i) both the Patent Litigation and the DBS Rights Litigation or
(ii) a portion of each such Litigation.

         Golden Sky Acquisition. The Parent's contribution to the Borrower, on June 29, 2001, of all issued and outstanding shares of capital stock of Golden Sky Holdings, Inc., a Delaware corporation, which were in turn contributed by the Borrower to PST Holdings, Inc. and by PST Holdings, Inc. to Pegasus Satellite Television, Inc., all in compliance with the terms and conditions of Sections 2.01 and 7.05 of the Credit Agreement.

         Golden Sky Exchange. The exchange by the Parent of the Golden Sky Exchange Notes for the Golden Sky Notes pursuant to the Golden Sky Exchange Indentures, as contemplated by the Golden Sky Prospectus.

         Golden Sky Exchange Indentures. The Indentures, each dated May 31, 2001, between the Parent and First Union National Bank, as Trustee, pursuant to which the Golden Sky Exchange Notes were issued, as contemplated by the Golden Sky Exchange Prospectus.

         Golden Sky Exchange Notes. Collectively, (a) the Parent's 12 3/8% Senior Notes Due 2006 in the aggregate principal amount of $195,000,000 and (b) the Parent's 13 1/2% Senior Subordinated Discount Notes Due 2007 in the aggregate principal amount of $193,100,000; issued on May 31, 2001 in exchange for the applicable Golden Sky Notes.

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

         Golden Sky Exchange Prospectus. The Prospectus, Offer to Exchange and Consent Solicitation dated as of April 27, 2001 pursuant to which the Parent offered to exchange the Golden Sky Notes for the Golden Sky Notes.

         Golden Sky Notes. Collectively, (a) the 12 3/8% Series A and B Senior Subordinated Notes due 2006 in the principal amount of $195,000,000 issued by Golden Sky Systems, Inc. on July 31, 1998 and (b) the 13 1/2% Series B Senior Discount Notes due 2007 in the principal amount of $193,100,000 issued by Golden Sky DBS, Inc. on February 19, 1999.

         Governmental Authority. Any nation or government, any state or other political subdivision thereof and any entity exercising any executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

         Gross Subscriber Additions. For any period, the total amount of Paying Subscribers for DBS services of the DBS Subsidiaries added in the ordinary course of operations of such Companies, excluding (a) any Paying Subscribers which resubscribe to the Companies' DBS services during such period, (b) any Paying Subscribers purchased, acquired or swapped during such period and (c) any Paying Subscribers sold or otherwise disposed of during such period.

         Guarantee. With respect to the Borrower or a specified Person:

         (a) any guarantee by the Borrower (or such specified Person) of the payment or performance of, or any contingent obligation by the Borrower (or such specified Person) in respect of, any Indebtedness or other obligation of any primary obligor;

         (b) any other arrangement whereby credit is extended to a primary obligor on the basis of any promise or undertaking of the Borrower (or such specified Person), including any binding "comfort letter", "makewell agreement" or "keepwell agreement" written by the Borrower (or such specified Person), to a creditor or prospective creditor of such primary obligor, to (i) pay the Indebtedness of such primary obligor, (ii) purchase an obligation owed by such primary obligor, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or (iv) maintain the capital, working capital, solvency or general financial condition of such primary obligor;

         (c) any liability of the Borrower (or such specified Person), as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership;

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         (d) any liability of the Borrower (or such specified Person) as a joint venturer of a joint venture in respect of Indebtedness or other obligations of such joint venture;

         (e) any liability of the Borrower (or such specified Person) with respect to the tax liability of others as a member of a group (other than a group consisting solely of the Borrower and its Subsidiaries) that is Consolidated for tax purposes; and

         (f) reimbursement obligations, whether contingent or matured, of the Borrower (or such specified Person) with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements, in each case whether or not any of the foregoing are reflected on the balance sheet of the Borrower (or such specified Person) or in a footnote thereto, provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee and the amount of Indebtedness resulting from such Guarantee shall be the maximum amount that the guarantor may become obligated to pay in respect of the obligations (whether or not such obligations are outstanding at the time of computation).

         Hazardous Materials. (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls ("PCB's"), (b) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted Hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

         HCG. Hughes Communications Galaxy, Inc. and any successor thereof.

         Hedging Lender. Any Lender, or any affiliate of any Lender, which from time to time enters into a Rate Hedging Agreement with any Company.

         Immaterial Affiliates. Collectively, Pegasus Media & Communications Finance Corporation, Pegasus Travel, Inc., Pegasus BTV Sub, LLC, Pegasus Satellite Holdings, Inc., and the Manager.

         Incremental Term Loan Principal.  See Section 1.04.

         Incremental Term Loans.  See Section 1.04.

         Incremental Term Notes.  See Section 1.04.

         Indebtedness or indebtedness. With respect to the Borrower or any specified Person, all obligations, contingent or otherwise, which in accordance with GAAP are required to be classified upon the balance sheet of the Borrower (or other specified Person) as liabilities, but in any event including (without duplication):

         (a) borrowed money;

         (b) indebtedness evidenced by notes, debentures or similar instruments,

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

         (c) Capital Lease Obligations;

         (d) the deferred purchase price of assets, services or securities, including related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable within six months after the incurrence thereof in the ordinary course of business);

         (e) mandatory redemption or cash dividend rights on capital stock (or other Equity Securities),

         (f) reimbursement obligations, whether contingent or matured, with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Rate Hedging Agreements (without duplication of other Indebtedness supported or guaranteed thereby);

         (g) unfunded pension liabilities;

         (h) obligations that are immediately and directly due and payable out of the proceeds of or production from property;

         (i) liabilities secured by any Lien existing on property owned or acquired by the Borrower (or such specified Person), whether or not the liability secured thereby shall have been assumed; and

         (j) all Guarantees in respect of Indebtedness of others.

         Indemnified Parties.  See Section 13.14.

         Initial Term Loans.  See Section 1.03.

         Initial Term Notes.  See Section 1.03.

         Insurance Proceeds. With respect to any Casualty Event, any proceeds of insurance, condemnation award or other compensation in respect thereof.

         Intercreditor Agreement. That certain Intercreditor Agreement, dated as of the Third Amendment Effective Date, among the Agent, DBS Investors, Inc., as agent under the Parent Term Loan Agreement, and the Parent, as such Intercreditor Agreement may be amended, supplemented or otherwise modified after the execution thereof to the extent permitted under Section 7.13(a).

         Interest Coverage Ratio.  See Section 5.02.



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         Interest Expense. For any period, the aggregate amount (determined on a
Consolidated basis in accordance with GAAP) of interest, commitment fees, letter of credit fees and net payments under Rate Hedging Agreements accrued (whether such interest is reflected as an item of expense or capitalized, but excluding interest paid in kind) during such period (including without limitation the interest component of Capital Lease Obligations, but excluding non-recurring structuring and facility fees payable under the Fee Agreements and interest in respect of overdue trade payables) by the Companies (other than the Special Purpose Subsidiary, each Letter of Credit Subsidiary and the Finance Subsidiary) in respect of all Indebtedness for borrowed money.

         Interest Rate Option Notice. A notice given by the Borrower to the Agent of the Borrower's election to convert Loans to a different type or continue Loans as the same type, in accordance with Section 1.06(b).

         Investment. With respect to the Borrower or any specified Person and whether made or acquired by purchase, exchange, issuance of stock or other Equity Securities, merger, consolidation, reorganization or otherwise:

         (a) any share of capital stock, partnership, membership or other equity interest, evidence of Indebtedness or other security issued by any other Person (other than securities acquired in connection with the satisfaction or enforcement of, or as security for, Indebtedness or claims due to the Borrower (or such specified Person));

         (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person (other than trade and customer accounts receivable for property leased, goods furnished or services rendered in the ordinary course of business and payable on a current basis in accordance with customary trade terms);

         (c) any Guarantee of the Indebtedness of any other Person;

         (d) any acquisition of all, or any division or similar operating unit of, the business of any other Person or the assets comprising such business, division or unit; and

         (e) any other similar investment.

         Issuing Bank. The following financial institutions that provided letter of credit services pursuant to the Existing Credit Agreement: Bankers Trust Company, any affiliate thereof (including but not limited to Deutsche Bank AG, New York Branch) designated by Bankers Trust Company or any other Lender which may serve as the "Issuing Bank" in the event that Bankers Trust Company elects to cease providing letter of credit services hereunder.

         Joinder. See Section 3.01.

         JSA. Any agreement or arrangement under which a television station licensee permits a broker to sell or benefit from the sale of all or substantially all (in quantity or value) of the commercial time on a television station for the broker's own account in exchange for fees, shared services, or other consideration paid or delivered to the licensee.

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

         Junior Reorganization Securities. With respect to any Seller Subordination Agreement, debt or equity securities of the Company obligated under the applicable Permitted Seller Subordinated Debt, or of any successor corporation provided for by a plan of reorganization, that are subordinated at least to the same extent that such Permitted Seller Subordinated Debt is subordinated to the payment of the Obligations then outstanding (including all limitations on rights of action set forth in such Seller Subordination Agreement and all other obligations and restrictions imposed thereunder); provided that
(a) if a new corporation results from such reorganization, such corporation shall have assumed all Obligations not paid in full in cash in connection with such reorganization and (b) no such debt or equity securities shall be permitted if the issuance thereof causes or could cause the applicable Permitted Seller Subordinated Debt to be treated in any bankruptcy, reorganization or similar proceeding as part of (i) the same class of claims as any of the Obligations or
(ii) any class of claims pari passu with, or senior to, any of the Obligations with respect to any payment or distribution.

         L/C Facility Documents.  See Section 4.29.

         L/C Subrogation Rights. Any right of subrogation of the Letter-of-Credit Subsidiary for reimbursement of amounts paid by it to the lenders pursuant to the L/C Facility Documents against any of the other Companies for whose account any letter of credit under the L/C Facility Documents was issued; provided, that any such rights shall be subordinated in all circumstances to the payment in full of all Obligations on terms satisfactory to the Agent, and no such rights shall be exercisable by the lenders under the L/C Facility Documents against any of the Companies until such lenders have realized on all other collateral under the L/C Facility Documents.

         Lender Default. (a) The refusal (which has not been retracted) of a Lender to make available its portion of any Loan, or (b) a Lender having notified the Borrower and/or the Agent in writing that it does not intend to lend under this Agreement; in either case other than by reason of any failure of the Borrower to meet any material condition precedent thereto hereunder.

         Lenders. The financial institutions listed on the signature pages hereof. The term "Lenders" (a) excludes the Tranche D Term Loan Lenders for all liabilities and obligations arising prior to the Fourth Amendment Effective Date and/or relating solely to the Initial Term Loans and the Incremental Term Loans (including, without limitation, those set forth in Sections 1.03 and 1.04) and
(b) from and after the Fourth Amendment Effective Date (i) includes any Person holding Tranche D Term Loans on the Fourth Amendment Effective Date, any Person that subsequently becomes a Lender by way of assignment of Tranche D Term Loans pursuant to Article XII hereof, together with their respective successors, and "Lender" shall mean any one of them, as the context requires, and (ii) excludes all Revolving Lenders solely in their capacity as Revolving Lenders and not to the extent any such Lender holds Term Loans.

         Letter of Credit Exposure. From and after the Fourth Amendment Effective Date, the Letter of Credit Exposure shall be $0.

         Letter-of-Credit Subsidiary.  See Section 7.04.

         Letters of Credit. Stand-by letters of credit issued by the Issuing Bank for the account of the Borrower pursuant to the Existing Credit Agreement. All outstanding Letters of Credit expired and/or were terminated and/or canceled as of the Fourth Amendment Effective Date.



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

         LIBOR Base Rate. With respect to each day during each LIBOR Period pertaining to any LIBOR Loan, the rate per annum determined by the Agent to be the arithmetic mean of the offered rates for deposits in Dollars with a term comparable to such LIBOR Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such LIBOR Period; provided, however, that if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, the term "LIBOR Base Rate" shall mean, with respect to each day during each LIBOR Period pertaining to any LIBOR Loan, the rate per annum equal to the rate at which the Agent is offered Dollar deposits at or about 10:00 A.M., New York City time, two
(2) Business Days prior to the beginning of such LIBOR Period in the London interbank deposit market where the eurodollar and foreign currency and exchange operations in respect of its LIBOR Loans are then being conducted for delivery on the first day of such LIBOR Period for the number of days comprised therein and in an amount comparable to the amount of its LIBOR Loan to be outstanding during such LIBOR Period. As used herein, the "Telerate British Bankers Assoc. Interest Settlement Rates Page" means the display designated as Page 3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

         LIBOR Loans. Loans bearing interest at a rate determined on the basis of the LIBOR Rate.

         LIBOR Period. With respect to each LIBOR Loan, the period commencing on the date such Loan is made or converted from a Base Rate Loan, or the last day of the immediately preceding LIBOR Period, as to LIBOR Loans being continued as such, and ending one (1), two (2), three (3) or six (6) months thereafter, as the Borrower may elect in the applicable Loan Request or Interest Rate Option Notice, provided that:

                  (a) any LIBOR Period (other than an LIBOR Period determined pursuant to clause (d) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such LIBOR Period shall end on the immediately preceding Business Day;

                  (b) if the Borrower shall fail to give notice as provided in
         Section 1.04, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Loan to a Base Rate Loan on the last day of the then current LIBOR Period with respect thereto;

                  (c) any LIBOR Period relating to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall, subject to clause (d) below, end on the last Business Day of a calendar month;

                  (d) any LIBOR Period related to a LIBOR Loan that would otherwise end after the final maturity date of the Loans shall end on such final maturity date;



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

                  (e) no LIBOR Period shall include a principal repayment date for the Loans unless an aggregate principal amount of Loans at least equal to the principal amount due on such principal repayment date shall be Base Rate Loans or LIBOR Loans having LIBOR Periods ending on or before such date; and

                  (f) notwithstanding clauses (d) and (e) above, no LIBOR Period shall have a duration of less than one (1) month.

         LIBOR Rate. With respect to each day during each LIBOR Period pertaining to a LIBOR Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward, if necessary, to the nearest 1/16th of 1%):

                                 LIBOR Base Rate
                        1.00 - LIBOR Reserve Requirements

         LIBOR Reserve Requirements. For any day as applied to a LIBOR Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System (or other Governmental Authority having jurisdiction with respect thereto) prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of the Federal Reserve System.

         License Agreements. The several Operating Agreements dated as of October 31, 1994 between PBT and each of the License Subsidiaries, as the same are in effect as of the Fourth Amendment Effective Date, and all similar Operating Agreements entered into after the Fourth Amendment Effective Date in connection with the acquisition of new Stations.

         License Subsidiaries. WTLH License Corp., WDSI License Corp., HMW, Inc., Pegasus Broadcast Associates, L.P., and WOLF License Corp., each a Subsidiary of Pegasus Broadcast Television, Inc. and formed for the sole purpose of owning one or more FCC Licenses, and Pegasus Broadcast Television, Inc.

         Licenses. A license, authorization or permit to construct, own or operate any Station granted by the FCC or any other Governmental Authority. The term "License" shall include each of the Licenses set forth on Schedule 4.07.

         Lien or lien. Any mortgage, pledge, hypothecation, deposit arrangement, encumbrance, assignment, lien (statutory or other), charge, option or other security interest, any restriction or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

         Litigation. See Section 5.04(b)(ix).



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

         LMA. A local marketing agreement, program service agreement or time brokerage agreement between a broadcaster and a television station licensee pursuant to which the broadcaster provides programming to, and retains the advertising revenues of, such station in exchange for fees paid to licensee.

         LMA Purchase Option. With respect to any Permitted LMA, any option to purchase the broadcast station or assets subject thereto which option has been exercised by any one or more of the Companies and has become a binding option upon any one or more of the Companies.

         Loan Documents. This Agreement, the Notes, the Security Documents, the PCC Letter Agreement and all other agreements, instruments and certificates contemplated hereby and thereby, including without limitation the Agent Fee Letter, the Resignation and Assignment Agreement and any Rate Hedging Agreements entered into with any of the Lenders or their Affiliates.

         Loans. The Revolving Loans and the Term Loans.

         Location Cash Flow. With respect to any Subsidiary or Subsidiaries (other than the Special Purpose Subsidiary) of the Borrower, for any fiscal period, EBITDA for such period derived from such Subsidiary or Subsidiaries, after restoring thereto amounts deducted for corporate overhead charges, determined on a Consolidated basis in accordance with GAAP.

         LTM EBITDA. For any fiscal quarter, the sum of EBITDA for such fiscal quarter and for each of the three consecutive fiscal quarters immediately preceding such fiscal quarter.

         Management Fees. Amounts due and payable by the Companies (other than the Special Purpose Subsidiary, each Letter-of-Credit Subsidiary and the Finance Subsidiaries) to the Manager in consideration for management and administrative support services.

         Manager. Pegasus Communications Management Company, a Pennsylvania corporation that is wholly owned by the Parent.

         Mandatory Prepayment Date.  See Section 1.09.

         Margin Stock.  See Section 4.17.

         Material Adverse Effect. (a) An adverse effect on the validity or enforceability of this Agreement or any of the other Loan Documents in any material respect, (b) an adverse effect on the condition (financial or other), business, results of operations, prospects or properties of the Borrower and its Subsidiaries, taken as a whole, in any material respect or (c) an impairment of the ability of the Companies to fulfill their obligations under this Agreement or any other Loan Document to which any Company is a party, in any material respect.

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         Material Subsidiary. Any Subsidiary of the Borrower that, together with its direct and indirect Subsidiaries, accounts for more than 5% of the assets, tangible assets, revenues or EBITDA of the Companies.

         Monthly Churn. For any month, the quotient, expressed as a percentage, obtained by dividing (i) the number of Churned Subscribers for such month by
(ii) the sum of (a) the number of subscribers to the DBS services offered by the DBS Subsidiaries as of the first day of such month and (b) Gross Subscriber Additions during such month.

         Mortgages. Collectively, one or more mortgages, deeds of trust, deeds to secure debt or collateral assignments of leasehold interest, in form and substance satisfactory to the Agent, to effect a Lien on real property or leasehold interests in the state where the respective real property to be covered by such instrument is located, executed by the party that is the owner or lessee of such real property in favor of the Agent (or, in the case of a deed of trust, in favor of a trustee for the benefit of the Agent and the Lenders), covering the respective fee or leasehold interest owned by the such party, and duly recorded, as said mortgages, deeds of trust, deeds to secure debt, leasehold deeds of trust and collateral assignments of leasehold interests may be modified and supplemented and in effect from time to time.

         Net Cash Proceeds. With respect to any Disposition, the aggregate amount of all cash payments received by (a) any Company or (b) any Qualified Intermediary, as defined in the United States Treasury Regulations promulgated under Section 1031 of the Code and as used in connection with a like-kind exchange under such Section 1031, directly or indirectly, in connection with such Disposition, whether at the time thereof or after such Disposition under deferred payment arrangements or investments entered into or received in connection with such Disposition, minus the aggregate amount of any legal, accounting, regulatory, title and recording tax expenses, commissions and other fees and expenses paid by any Company in connection with such Disposition, and minus any income taxes payable by any Company in connection with such Disposition.

         Net DBS Rights Litigation Proceeds. The aggregate amount of cash awarded to any Company in connection with a judgment arising out of, or settlement or other disposition of, the DBS Rights Litigation or any portion thereof, whether at the time thereof or under any deferred payment arrangement minus the aggregate amount of cash any Company is obligated to pay to any Person (other than the Borrower or any of its Affiliates) as a result of any judgment or settlement of the Seamless Litigation.

         Net Income. For any period, net income of the Companies (other than the Special Purpose Subsidiary each Letter-of-Credit Subsidiary and the Finance Subsidiaries) from their respective operations, after deducting all operating expenses, provisions for all taxes and reserves (including Management Fees and reserves for deferred income taxes) and all other proper deductions (including Interest Expense), but excluding (a) any gains or losses derived from any sales of assets made during such period, to the extent such gains or losses are properly includable in the determination of Net Income such period, (b) the effect of Trades, and (c) non-cash restructuring charges, provided that subsequent cash payments made in respect of such charges shall be deducted in determining Net Income for the relevant period, all determined on a Consolidated basis in accordance with GAAP.



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         New Lender.  See Section 1.20.

         New Revolving Credit Facility. One or more separate stand-alone revolving credit facilities (which may provide for the issuance of letters of credit thereunder) that the Borrower may enter into after the Fourth Amendment Effective Date in accordance with Section 7.01(p); provided, however, that (i) the aggregate amount of unfunded commitments and outstanding extensions of credit under the New Revolving Credit Facility shall not exceed $20,000,000,
(ii) in no event shall the sum of (A) the aggregate amount of outstanding extensions of credit under all New Revolving Credit Facility plus (B) the aggregate outstanding principal balances of the Initial Term Loans, the Incremental Term Loans and the Tranche D Term Loans exceed (x) at any time through and including July 31, 2005, $410,000,000 and (y) at any time thereafter, $250,000,000, (iii) in no event shall the Indebtedness under the New Revolving Credit Facility have an effective interest rate (after taking into account the stated interest rate of such Indebtedness, all fees payable under such Indebtedness and the fair market value of any other consideration paid or payable in respect of such Indebtedness) in excess of LIBOR plus 7%; (iv) the Indebtedness represented by the New Revolving Credit Facility shall constitute "Permitted Indebtedness" (as such term is defined in the Parent Term Loan Agreement) which is permitted to be incurred pursuant to Section 7.01(b)(ii) of the Parent Term Loan Agreement and (v) the Agent shall have received satisfactory evidence that the Borrower shall have delivered to the Term Loan Agent (as defined in the Parent Term Loan Agreement) a certificate of an Authorized Officer of the Borrower certifying that the Indebtedness represented by the New Revolving Credit Facility is permitted to be incurred under Section 7.01(b)(ii) of the Parent Term Loan Agreement and qualifies as "Permitted Indebtedness" as defined in the Parent Term Loan Agreement, together with a copy of the documents to be executed in connection therewith.

         Notes. See Section 1.04A.

         NRTC. The National Rural Telecommunications Cooperative, a District of Columbia corporation, and any successor thereto under the NRTC Member Agreements.

         NRTC Member Agreements. The NRTC/Member Agreements for Marketing and Distribution of DBS Services between any Company and the NRTC listed as such on
Schedule 4.12, as amended through the Fourth Amendment Effective Date (including without limitation the amendment described on Schedule 4.12 providing for certain letter of credit requirements in connection with the delivery of DBS by the Subsidiaries to certain households in the DBS Subscriber Areas), as originally executed and delivered and as amended in accordance with Section 7.11, pursuant to which the DBS Subsidiaries hold the exclusive rights to provide cable programming services and all other video, audio and data packages transmitted by DirecTV over the DirecTV frequencies (as defined therein) to residential and commercial subscribers in specified service areas, and any other NRTC/Member Agreements for Marketing and Distribution of DBS Services or other agreements between any Company and the NRTC for the provision of DBS services in any other specified service areas not covered by the existing NRTC Member Agreements referred to above.



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         Obligations. The Loans, the Borrower's obligations to repay Letter of
Credit Disbursements and the other obligations of the Companies under this Agreement and the other Loan Documents, including without limitation any and all future loans, advances, debts, liabilities, obligations, covenants and duties owing by the Companies to the Agent, the Resigning Agent, the Lenders and the Hedging Lenders, or any of them, of any kind or nature, whether or not evidenced by any note, mortgage or other instrument, whether arising by reason of an extension of credit, loan, guarantee, letter of credit, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term "Obligations" also includes, without limitation, all interest, charges, expenses, fees (including attorneys', accountants', appraisers', consultants' and other fees) and any other sums chargeable to the Companies under this Agreement or any other Loan Documents.

         Opening Balance Sheet.  See Section 4.01.

         Organizational Documents. (a) With respect to any corporation, its certificate or articles of incorporation and by-laws, (b) with respect to any partnership, its partnership certificate and partnership agreement, (c) with respect to any limited liability company, its certificate of formation and operating agreement and (d) with respect to any other entity, the documents pursuant to which such entity was formed and organized.

         Original Subordinated Notes. The 12 1/2% Series B Senior Subordinated Notes due 2005 of the Borrower, in the aggregate principal amount of $85,000,000, issued to the Subordinated Noteholders under the Subordinated Indenture on November 14, 1995, in exchange for the 12 1/2% Series A Senior Subordinated Notes due 2005 of the Borrower in the same aggregate principal amount issued under the Subordinated Indenture on July 7, 1995.

         Parent (or PCC). Pegasus Satellite Communications, Inc., a Delaware corporation of which the Borrower is a wholly owned subsidiary and which was formerly known as Pegasus Communications Corporation.

         Parent Affiliates. Pegasus Development Corporation, Pegasus Satellite Communications Holdings, Inc., Pegasus Guard Band, LLC, Pegasus Communications Management Company, Pegasus Communications PAC and Pegasus Real Estate Company.

         Parent Guaranty. That certain First Amended and Restated Limited Recourse Guaranty (Parent) dated as of January 14, 2000, by and between the Parent and the Agent, as amended, supplemented or otherwise modified from time to time.

         Parent Pledge Agreement. That certain First Amended and Restated Securities Pledge Agreement (Parent) dated as of January 14, 2000, by and between the Parent and the Agent, as amended in connection with the Third Amendment and as it may thereafter be amended, supplemented or otherwise modified from time to time.



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

         Parent Term Loan Agreement. That certain Amended and Restated Term Loan Agreement, dated as of the Third Amendment Effective Date, among the Parent, the several lenders from time to time party thereto and DBS Investors Agent, Inc., as administrative agent for such lenders, in the form delivered to the Agent and the Lenders prior to the Third Amendment Effective Date, as amended, supplemented or otherwise modified after the execution thereof to the extent permitted under Section 7.13(g).

         Parent Term Loan Default. Any "Event of Default" as defined in the Parent Term Loan Agreement or the equivalent term in the documents relating to any Replacement Parent Term Debt.

         Parent Term Loan Documents. The Parent Term Loan Agreement and the "Loan Documents" (as defined therein) and all other principal documents executed by the Borrower and/or any of its Affiliates in connection therewith, in the form delivered to the Agent and the Lenders prior to the Third Amendment Effective Date, as such documents may be amended, supplemented or otherwise modified after the execution thereof to the extent permitted under Section 7.13(g).

         Parent Term Loans. Parent's Indebtedness under the Parent Term Loan Documents, in the original aggregate principal amount of up to $100,000,000.

         Parent Transaction Documents. The "Transaction Documents" as defined in the Parent Term Loan Agreement, as such documents may be amended, supplemented or otherwise modified after the execution thereof to the extent permitted under
Section 7.13(g).

         Participant. See Section 1.16.

         Patent Litigation.  See Section 5.04(b)(ix).

         Patent Litigation Proceeds. Any cash payments received by Pegasus Communications Corporation, the Parent or any of their Affiliates in connection with a judgment arising out of, or settlement or other disposition of, the Patent Litigation or any portion thereof.

         Paying Subscriber. Any subscriber to DBS services provided by a DBS Subsidiary (a) from whom such DBS Subsidiary has received at least one payment for programming service, (b) whose account balance is not more than sixty (60) days past due, measured from the invoice due date thereof, without giving effect to any extensions thereof, and (c) who shall not have disconnected service.

         PBT. Pegasus Broadcast Television, Inc., a Pennsylvania corporation wholly owned by the Borrower.

         PCC or PSC. Pegasus Satellite Communications, Inc., a Delaware corporation, formerly known as "Pegasus Communications Corporation".



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

         PCC 1998 Indenture. The Indenture dated as of November 30, 1998 between the Parent and First Union National Bank, as trustee, as amended pursuant to the First Supplemental Indenture dated as of April 9, 1999.

         PCC 1998 Senior Notes. The Parent's 9 3/4% Senior Notes due 2006 in the aggregate principal amount of $100,000,000, issued pursuant to the PCC 1998 Indenture.

         PCC 1997 Indenture. The Indenture dated October 21, 1997 between the Parent and First Union National Bank, as Trustee, as originally executed and delivered.

         PCC 1997 Senior Notes. The Parent's 9 5/8% Senior Notes due 2005 issued on October 21, 1997 in the aggregate face amount of $115,000,000, pursuant to the PCC 1997 Indenture.

         PCC Debt. As of any date, the aggregate amount of "Indebtedness" (as defined in the PCC 1997 Indenture and the PCC 1998 Indenture) of PCC and its Restricted Subsidiaries outstanding on such date.

         PCC Exchange Indenture. The Indenture dated as of November 19, 1999 between the Parent and First Union National Bank, as trustee, providing for the issuance of the PCC Exchange Notes.

         PCC Exchange Notes. The Parent's 12 1/2% Series A Senior Notes Due 2007 in the aggregate principal amount of $155,000,000 issued on November 19, 1999.

         PCC Letter Agreement. The letter agreement dated the Third Amendment Effective Date between PCC and the Agent relating to the prohibition from and after the Third Amendment Effective Date on the sale, license, transfer, assignment or any other migration of subscribers of DBS Services offered by the Companies to competing services offered by any Affiliate of Pegasus Communications Corporation other than the Companies, in form and substance reasonably satisfactory to the Agent, as amended, supplemented or otherwise modified from time to time.

         PCC Leverage Ratio. The meaning given to the term "Indebtedness to Adjusted Operating Cash Flow Ratio" (as applied to indebtedness classified as having been incurred on the basis of such ratio) in the PCC 1998 Indenture, as in effect on the Fourth Amendment Effective Date, without giving effect to any amendment thereto after the Fourth Amendment Effective Date (unless the Required Lenders agree in writing, in their sole discretion, that any such amendment shall be given effect for purposes of this Agreement).

         PCC Preferred Stock Dividends.  See Section 5.04.

         PCC Preferred Stock. The Parent's 12.75% Series A Cumulative Exchangeable Preferred Stock issued on February 22, 2001, on the terms and conditions set forth in the PCC Preferred Stock Designation.



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

         PCC Preferred Stock Designation. The Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of 12.75% Series A Cumulative Exchangeable Preferred Stock of the Parent filed with the office of the Secretary of State of the State of Delaware on February 22, 2001.

         PCC/PSC Weighted Interest Rate. The weighted average of the per annum interest rates payable in cash (as opposed to payable in kind) in respect of the Existing Parent High-Yield Debt, the Parent Term Loans, any Replacement Parent Term Debt and any Replacement Parent High-Yield Debt, including in the determination of such interest rate, without limitation, all fees and other cash payments paid or payable to the holders thereof.

         PCC Subordinated Notes. The Parent's 12.75% Senior Subordinated Exchange Notes due 2007 issuable in exchange for PCC Preferred Stock pursuant to the PCC Preferred Stock Designation.

         Pegasus Communications Corporation. Pegasus Communications Corporation, a Delaware corporation that is the parent company of the Parent.

         Permitted Acquisitions.  See Section 7.05.

         Permitted Cost Sharing Transactions. Any transaction (but not including any transaction described in Section 5.04(b)(iv)) among any Company and an Affiliate of such Company which involves exclusively the arm's-length sharing of operational costs and expenses (and does not involve the sale, license, transfer, assignment or any other migration of any customers of the DBS Business (as defined in Parent Term Loan Agreement) or the payment of Management Fees) among the parties to such transaction, provided that (i) all payments required to be made under any Permitted Cost Sharing Transaction by any Company to any Affiliate shall not exceed the actual cost of providing such services to such Company and (ii) such Permitted Cost Sharing Transaction is in the ordinary course of business, pursuant to the reasonable requirements of such Company's business and upon terms not less favorable to such Company than it could obtain in a comparable arm's-length transaction with a third party other than such Affiliate.

         Permitted Investments.  Investments permitted under Section 7.05(a).

         Permitted JSA. A JSA that meets the following criteria:

                  (a) Such JSA is entered into between a Subsidiary of the Borrower acting as a broker and an unaffiliated Person that is an FCC television station licensee or permittee;

                  (b) Excess cash flow of such Subsidiary of the Borrower shall be distributed to the Borrower at least once in each fiscal year; and

                  (c) Such JSA does not bind any Company to purchase the broadcast station or assets subject thereto (unless such Acquisition is otherwise permitted hereunder).



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

         Permitted Liens.  See Section 7.02.

         Permitted LMA.

                  (a) Any Existing LMA;

                  (b) Any LMA which meets the following criteria:

                           (i) Such LMA is entered into between a Subsidiary of
                  the Borrower that is an FCC television station licensee or permittee and an unaffiliated Person acting as a broadcaster/broker;

                           (ii) Such LMA is entered into substantially
                  contemporaneously with the Disposition of the tangible Broadcast Assets related to such FCC License or permit (provided such disposition is permitted under Section 9.03); and

                           (iii) The terms of such Disposition require such
                  unaffiliated third party to the LMA to buy the FCC License or permit related to the Broadcast Assets referred to in subsection (ii) above for a specified price upon receipt of FCC approval for such purchase and transfer (provided such Disposition of such FCC License or permit must also be permitted in accordance with Section 9.03); or

                 (c) Any other LMA which meets the following criteria:

                           (i) Such LMA is entered into between a Subsidiary of
                  the Borrower acting as a broker and an unaffiliated Person that is an FCC television station licensee or permittee;

                           (ii) Excess cash flow of such Subsidiary of the
                  Borrower shall be distributed to the Borrower at least once in each fiscal year; and

                           (iii) Such LMA does not bind any Company to purchase
                  the broadcast station or assets subject thereto (unless such Acquisition is otherwise permitted hereunder).

         Permitted Parent High-Yield Debt. The Existing Parent High-Yield Debt and the Replacement Parent High-Yield Debt, in each case so long as the terms of such Existing Parent High-Yield Debt and Replacement Parent High-Yield Debt do not (i) shorten the average weighted life to maturity of such debt to prior to June 19, 2007, (ii) change any scheduled installment of principal (including, without limitation, the final maturity date) to a date earlier than the date that is one year after the last maturity date of any of the Obligations, (iii) cause the PCC/PSC Weighted Interest Rate to exceed 11.4% per annum, or (iv) make any other changes or modifications that are prohibited under any other provision of this Agreement, without the prior written consent of the Required Lenders.

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

         Permitted Parent Term Debt. The Parent Term Loans, as in effect on the Third Amendment Effective Date, and any Replacement Parent Term Debt, in each case so long as the terms of such Parent Term Loans and Replacement Parent Term Debt do not (i) change to earlier dates the dates on which any payments of principal or interest are due thereon, (ii) cause the PCC/PSC Weighted Interest Rate to exceed 11.4% per annum, (iii) change any event of default with respect thereto (other than to eliminate or waive any such event of default or to increase any grace period with respect thereto), (iv) change the redemption, prepayment or defeasance provisions thereof, (v) change the subordination provisions thereof (or of any guaranty thereof or intercreditor arrangement with respect thereto), (vi) change any collateral therefor (other than to release such collateral), or (vii) change any other term or provision thereof, if the effect of such change, together with all other changes made, is to increase the obligations of the obligor thereunder or to confer any additional rights on the holders of the Parent Term Loans or Replacement Parent Term Debt that would be adverse to the Company, the Agent or the Lenders, in either case in a manner that is deemed material by the Agent or the Required Lenders (in either case, in its or their sole discretion), without the prior written consent of the Required Lenders.

         Permitted Seller Debt. Indebtedness of the Companies (other than Indebtedness described in Schedule 7.01) to Sellers incurred in connection with Permitted Acquisitions which (a) has terms and conditions satisfactory to the Agent and (b) is not secured other than by a Seller Letter of Credit.

         Permitted Seller Debt Outstandings. As of any date, all principal, overdue interest and other amounts then outstanding in respect of Permitted Seller Debt, but excluding accrued interest which is not yet overdue.

         Permitted Seller Subordinated Debt. Indebtedness of the Companies to Sellers which is incurred in connection with Permitted Acquisitions and (a) is subordinated to any Indebtedness of the Companies to the Agent or the Lenders pursuant to one or more Seller Subordination Agreements and (b) is unsecured.

         Person or person. Any individual, corporation, partnership, limited liability company, joint venture, trust, business unit, unincorporated organization, or other organization, whether or not a legal entity, or any government or any agency or political subdivision thereof.

         Prepayment Notice.  See Section 1.08.

         Prepayment Option Notice.  See Section 1.09.

         Pricing Period.  See Section 1.05.

         Pricing Ratio.  See Section 1.05.

         Projections. See Section 4.21.

         Properties. See Section 4.24.



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

         PSC Collateral Account Agreement. That certain Deposit Account Control Agreement, dated as of the Third Amendment Effective Date, among the Agent, DBS Investors, Inc., as administrative agent under the Parent Term Loan Agreement, PNC Bank, National Association, as depository bank, and the Parent, as such Collateral Account Agreement may be amended, supplemented or otherwise modified after the execution thereof to the extent permitted under Section 7.13(a).

         PSC Subordinated Notes. The Parent's 12.75% Senior Subordinated Exchange Notes due 2007 issuable in exchange for PCC Preferred Stock pursuant to the PCC Preferred Stock Designation under the PSC Subordinated Notes Indenture.

         PSC Subordinated Notes Indenture. The Indenture filed as an exhibit to the PCC Preferred Stock Designation which would govern the PSC Subordinated Notes if issued.

         PSC 2001 Indenture. The Indenture dated as of December 19, 2001 between the Parent and J.P. Morgan Trust Company, National Association, as trustee, as originally executed and delivered.

         PSC 2001 Senior Notes. The Parent's 11.25% Senior Notes due 2010 in an aggregate principal amount not to exceed (i) the initial $175,000,000 thereof plus (ii) additional amounts thereof issued prior to the Third Amendment Effective Date in exchange for other Indebtedness of the Parent, issued pursuant to the PSC 2001 Indenture.

         PSTH. PST Holdings, Inc., a Delaware corporation which is wholly owned by the Borrower and is the parent of the DBS Subsidiaries.

         Put Change of Control.  See Section 1.21.

         Put Offer.  See Section 1.21.

         Qualified Institutional Lender. Any Person having as a substantial part of its overall business activities the business of investing in bank loans and/or debt securities; provided that "Qualified Institutional Lender" shall not include the Borrower, any of the Borrower's Affiliates, or any natural Person.

         Quarterly Dates. The last day of March, June, September and December of each fiscal year.

         Rate Hedging Agreements. Any written agreements evidencing Rate Hedging Obligations, including without limitation the LIBOR provisions of this Agreement.

         Rate Hedging Obligations. Any and all obligations of the Borrower, whether direct or indirect and whether absolute or contingent, at anytime created, arising, evidenced or acquired (including all renewals, extensions, modifications and amendments thereof and all substitutions therefor), in respect of: (a) any and all agreements, arrangements, devices and instruments designed or intended to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including without limitation dollar-denominated or cross currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants and so-called "rate swap" agreements; and (b) any and all cancellations, buy-backs, reversals, terminations or assignments of any of the foregoing.

         Rate Regulation Act.  See Section 4.10.

         Rate Regulation Rules.  See Section 4.10.

         Recovering Party.  See Section 1.17.

         Recovery. See Section 1.17.

         Register. See Article XII.

         Regulation D. Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

         Regulatory Change. With respect to any Lender, any change after the date of this Agreement in any law, rule or regulation (including without limitation Regulation D) of the United States, any state or any other nation or political subdivision thereof, including without limitation the issuance of any final regulations or guidelines, or the adoption or making after the date of this Agreement of any interpretation, directive or request, applying to a class of banks in which such Lender is included under any such law, rule or regulation (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation thereof.

         Related Lender Party. With respect to any Lender, such Lender's parent company and/or any affiliate of such Lender which is at least fifty percent (50%) owned by such Lender or its parent company or, in the case of any Lender which is a fund or similar investment vehicle investing in or making commercial loans, any other fund of similar investment vehicle that invests in or makes commercial loans and is managed or advised by the same investment advisor of such Lender or by a controlled affiliate of such investment advisor.

         Remedial Work. All activities, including, without limitation, cleanup design and implementation, removal activities, investigation, field and laboratory testing and analysis, monitoring and other remedial and response actions, taken or to be taken, arising out of or in connection with Hazardous Materials, including without limitation all activities included within the meaning of the terms "removal," "remedial action" or "response," as defined in 42 U.S.C. Section 9601(23), (24) and (25).

         Replaced Lenders.  See Section 1.20.

         Replacement Lender. Any entity which becomes a Lender in accordance with the provisions of Article XII.

         Replacement Parent High-Yield Debt. (a) Any modification or amendment to any Existing Parent High-Yield Debt or to any Replacement Parent High-Yield Debt, (b) any Indebtedness issued in exchange for all or any portion of any Existing Parent High-Yield Debt or any Replacement Parent High-Yield Debt and
(c) any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund all or any portion of any Existing Parent High-Yield Debt or any Replacement Parent High-Yield Debt.

         Replacement Parent Term Debt. (a) Any modification or amendment to the Parent Term Loans or to any Replacement Parent Term Debt, (b) any Indebtedness issued in exchange for all or any portion of the Parent Term Loans or any Replacement Parent Term Debt and (c) any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund all or any portion of the Parent Term Loans or any Replacement Parent Term Debt.

         Required Lenders. At any time, Lenders, excluding Defaulting Lenders, holding more than fifty percent (50%) of (a) the aggregate outstanding principal amount of the Loans and (without duplication) the Revolving Exposure and (b) in any event, the Revolving Exposure.

         Required Payment.  See Section 1.17.

         Resignation and Assignment Agreement.  See the Recitals.

         Resigning Agent.  See the Preamble.

         Restoration Period. With respect to any Casualty Event resulting in Insurance Proceeds one hundred eighty (180) days following receipt by the Borrower, or any other Company, of such Insurance Proceeds.

         Restricted Payment. (a) Any distribution or payment of cash or property, or both, directly or indirectly (1) in respect of any Subordinated Debt, or (2) to any partner, stockholder or other equityholder of any of the Companies, any of the Parent Affiliates or of any of their respective Affiliates for any reason whatsoever, including without limitation, salaries, loans, debt repayment, consulting fees, Management Fees, expense reimbursements and dividends, distributions, put, call or redemption payments and any other payments in respect of equity interests, or (b) any contribution, advance, or other payment to the Letter-of-Credit Subsidiary; provided, however, that Restricted Payments shall not include reasonable Transaction Costs and Permitted Cost Sharing Transactions.

         Revolving Exposure. At any time the sum of (a) the aggregate outstanding principal amount of the Revolving Loans, (b) the aggregate Letter of Credit Exposure and (c) the aggregate amount of the unutilized Commitments.

         Revolving Loans. Revolving loans made under the Commitments prior to the Fourth Amendment Effective Date. The Commitments expired and all Revolving Loans are required to be paid in full pursuant to Section 1.09A as of the Fourth Amendment Effective Date.

         Revolving Notes. See Notes evidencing the Revolving Loans made prior to the Fourth Amendment Effective Date. All Revolving Loans are required to be paid in full and all Revolving Notes shall be cancelled as of the Fourth Amendment Effective Date.

         SAC Commissions.  See Section 7.10.

         SAC Payments.  See Section 7.10.

         Scheduled Principal Payments. For any fiscal period, the sum of all scheduled payments of principal on Total Funded Debt for such period, as determined in accordance with GAAP. For the purposes of this definition, scheduled payments of principal, shall not include any voluntary prepayments or mandatory prepayments made pursuant to Section 1.08, Section 1.09 or Section 1.09A hereof.

         Seamless Litigation. The litigation encaptioned DIRECTV, Inc. v. Pegasus Satellite Television, Inc. and Golden Sky Systems, Inc., Case No. 01-06220, Central District of California (Hon. Lourdes G. Baird), consolidated with National Rural Telecommunications Cooperative, et al. vs. DIRECTV, Inc., et al., Case No. CV-99-5666, Central District of California (Hon. Lourdes G. Baird).

         SEC. See Section 6.05.

         SEC Reports. See Section 4.01

         Securities Act. The Securities Act of 1933, as amended,

         Security Agreements. The First Amended and Restated Security and Pledge Agreement signed by the Borrower and the First Amended and Restated Guaranty, Security and Pledge Agreement signed by each of the Subsidiaries (a) as of the Closing Date or (b) with respect to Subsidiaries formed or acquired after the Fourth Amendment Effective Date, by joinder thereto, in connection with their formation or Acquisition as required under Section 2.01.

         Security Document(s).  See Section 2.01.

         Seller. With respect to any Acquisition permitted hereunder, the owner of the stock (or other ownership interests) to be acquired, or the entity the assets and properties of which are to be acquired by the related respective Company pursuant to such Acquisition.

         Seller Letters of Credit. All Letters of Credit issued in favor of Sellers, as beneficiaries, in connection with Permitted Acquisitions.

         Seller Subordination Agreements.  See Section 2.01.

         South Plains DBS.  South Plains DBS, LP, a Texas limited partnership.

         Special Purpose Subsidiary. Pegasus Satellite Development Corporation, a Delaware corporation wholly owned by PSTH and formed for the sole purpose of reimbursing the DBS Subsidiaries for Subscriber Acquisition Costs.

         Specified Authorities. (a) with respect to broadcast television properties, the FCC, the FAA and all other Governmental Authorities having jurisdiction over the Companies and/or any FCC License; and (b) with respect to DBS Rights, all Governmental Authorities, if any, having jurisdiction over the Companies and/or any such DBS Rights.

         Stations. All of the television stations owned or programmed by the Companies, where each such station consists of all of the properties and operating rights constituting a complete, fully integrated system for transmitting broadcast television signals from a transmitter licensed by the FCC, together with any subsystem ancillary thereto, without payment of any fee by the Persons receiving such signals.

         Subordinated Debt. (a) Indebtedness of the Borrower and any of its Subsidiaries to the Subordinated Noteholders under the Subordinated Indenture and the Original Subordinated Notes, (b) Permitted Seller Subordinated Debt and
(c) any Indebtedness which is subject to an Affiliate Subordination Agreement.

         Subordinated Debt Documents. The Subordinated Indenture, the Original Subordinated Notes, the Subsidiary Guarantees executed as required under the Subordinated Indenture, the Stockholders Agreement executed by the Subordinated Noteholders in connection with the issuance to them of 8,500 shares of the Borrower's Class B Common Stock and any and all other agreements and instruments executed pursuant thereto.

         Subordinated Indenture. The Indenture dated as of July 7, 1995 among the Borrower, as Issuer, certain of the Subsidiaries, as Guarantors, and First Union National Bank (successor to First Fidelity Bank, National Association), as Trustee, providing for the issuance of the Original -Subordinated Notes, as amended pursuant to the First Supplemental Indenture dated as of September 26, 1997.

         Subordinated Indenture Default. Any "Event of Default", as defined in the Subordinated Indenture.

         Subordinated Noteholders. The registered holders from time to time of the Subordinated Notes.

         Subscriber Acquisition Costs. For any period, those costs (excluding capitalized costs) incurred in the generation of Gross Subscriber Additions, such as sales commissions, advertising expenses and promotional expenses, including the amount (other than the amount capitalized), if any, by which the cost of equipment sold to subscribers to the DBS services offered by the DBS Subsidiaries (including rebates, subsidies and the like) exceeds the revenue generated from such sale(s).

         Subscriber Reports.  See Section 6.05.

         Subsidiary. (a) Any corporation, association, joint stock company, business trust or other similar organization of which more than 50% of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by the Borrower or a Subsidiary of the Borrower; (b) any other such organization the management of which is directly or indirectly controlled by the Borrower or a Subsidiary of the Borrower through the exercise of voting power or otherwise; or
(c) any joint venture, association, partnership, limited liability company or other entity in which the Borrower or a Subsidiary of the Borrower has a 50% equity interest. All of the Borrower's Subsidiaries as of the Fourth Amendment Effective Date are listed on Schedule 4.02 and such term shall include each new Subsidiary formed after the Fourth Amendment Effective Date in compliance with the terms of the foregoing definition and this Agreement.

         Subsidiary Agreement. That certain First Amended and Restated Subsidiary Guaranty, Security and Pledge Agreement dated as of January 14, 2000, by and among the various Subsidiaries party thereto and the Agent, as amended, supplemented or otherwise modified from time to time.

         Successor Agent.  See the Preamble.

         Syndication Agent. Canadian Imperial Bank of Commerce, as syndication agent for the "Lenders" under and as defined in the Existing Credit Agreement.

         Tax Sharing Agreement. The Amended and Restated Tax Sharing Agreement dated as of July 1, 1997 among the Parent and its subsidiaries.

         Tax Sharing Payments. Payments under the Tax Sharing Agreement arising solely as a result of the operations of the Companies.

         Taxes. See Section 1.13.

         Term Loan Prepayment Amount.  See Section 1.09.

         Term Loans. The Initial Term Loans, the Incremental Term Loans and the Tranche D Term Loans.

         Third Amendment. That certain Third Amendment to Credit Agreement and Consent dated as of July 22, 2003, by and among the Borrower, the Agent and the Lenders party thereto.

         Third Amendment Effective Date.  August 1, 2003.

         Third Parties.  See Section 13.02.

         Total Funded Debt. As of any date, (a) all Indebtedness of the Companies (other than the Special Purpose Subsidiary, each Letter of Credit Subsidiary and the Finance Subsidiaries) described in paragraphs (a) through (f) of the definition of "Indebtedness" set forth above and, without duplication, Guarantees by the Companies of such Indebtedness plus the aggregate amount payable (whether or not due) in respect of any and all LMA Purchase Options, determined on a Consolidated basis, in accordance with GAAP; provided, however, that Indebtedness of the Letter-of-Credit Subsidiary shall not be included in the calculation of Total Funded Debt to the extent that (A) such indebtedness is permitted under Section 7.01(o) of the Credit Agreement to be outstanding and
(B) the aggregate amount of such Indebtedness outstanding at any time shall not exceed the value at such time of the cash collateral pledged by the Letter-of-Credit Subsidiary under the L/C Facility Documents in accordance with
Section 7.02(j).

         Total Debt Service. For any period, the aggregate amount (determined on a Consolidated basis, in accordance with GAAP) of principal and premium, if any, and cash interest, commitment fees and agency fees and other amounts required to be paid during such period in respect of Total Funded Debt. For the purposes of this definition, the aggregate amount of all principal payments required to be paid in respect of the Loans shall be limited to Scheduled Principal Payments.

         Total Interest Expense. For any period, Interest Expense for such period which is payable, or currently paid, in cash.

         Tower Site Leases.  See Section 4.13.

         Trades. Those items of income and expense of the Companies which do not represent the right to receive payment in cash or the obligation to make payment in cash and which arise pursuant to so-called trade or barter transactions.

         Tranche D Term Loan Lenders. Any Lender holding Tranche D Term Loans hereunder, either on the Fourth Amendment Effective Date or thereafter in accordance with Article XII hereof.

         Tranche D Term Loans.  See Section 1.04A.

         Tranche D Term Notes.  See Section 1.04A.

         Transaction Costs. For any period, nonrecurring out-of-pocket expenses (including attorneys' fees, investment banking fees and facility fees, but excluding recurring costs such as commitment and agency fees) accrued by the Borrower and the Subsidiaries (other than the Special Purpose Subsidiary each Letter of Credit Subsidiary and the Finance Subsidiaries) to Persons who are not Affiliates of any Company during such period in connection with the closing of the transactions under this Agreement, any Permitted Acquisition and any other transactions occurring after the Closing Date which are consented to in writing by the Required Lenders.

         Transaction Documents.  See Section 4.03.

         Unrestricted Cash. The dollar amount of all money, currency, cash equivalents and credit balances held or carried in deposit accounts, sweep accounts, concentration accounts, savings accounts or investment accounts of the Borrower or any of its Subsidiaries excluding cash, cash equivalents and other such balances that would be reflected on the balance sheet of the Borrower and its Subsidiaries on the date of determination as "restricted cash" in accordance with GAAP (including but not limited to cash collateral permitted under this Agreement to be pledged by the Letter-of-Credit Subsidiary to secure its obligations with respect to letters of credit).

         Working Capital. On any date, Current Assets minus Current Liabilities on such date.


                    [The next pages are the signature pages]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                     PEGASUS MEDIA & COMMUNICATIONS, INC.


                                     By:      /s/  Scott A. Blank
                                        ----------------------------------------
                                     Name:    Scott A. Blank
                                          --------------------------------------
                                     Title:   Sr. Vice President
                                           -------------------------------------

                                     BANK OF AMERICA, N.A., as a Lender


                                     By:      /s/  Charles A. Kerr
                                        ----------------------------------------
                                     Name:    Charles A. Kerr
                                          --------------------------------------
                                     Title:   Managing Director
                                           -------------------------------------

                                     BANK OF AMERICA, N.A., as Agent


                                     By:      /s/  Mary F. Edwards
                                        ----------------------------------------
                                     Name:    Mary F. Edwards
                                          --------------------------------------
                                     Title:   Assistant Vice President
                                           -------------------------------------

                                     BANC OF AMERICA SECURITIES LLC,
                                     as agent for Bank of America, N.A.,
                                     in its capacity as a Lender


                                     By:      /s/  Peter T. Santry
                                        ----------------------------------------
                                     Name:    Peter T. Santry
                                          --------------------------------------
                                     Title:   Managing Director
                                           -------------------------------------

                                     DEUTSCHE BANK TRUST COMPANY
                                     AMERICAS, individually as a Lender and as Resigning Agent


                                     By:      /s/  Gregory Shefrin
                                        ----------------------------------------
                                     Name:    Gregory Shefrin
                                          --------------------------------------
                                     Title:   Director
                                           -------------------------------------

                                     AMMC CDO 1, LIMITED

                                     By:      American Money Management Corp.,
                                              as Collateral Manager


                                     By:      /s/  David P. Meyer
                                        ----------------------------------------
                                     Name:    David P. Meyer
                                          --------------------------------------
                                     Title:   Vice President
                                           -------------------------------------

                                     AMMC CDO II, LIMITED

                                     By:      American Money Management Corp.,
                                              as Collateral Manager


                                     By:      /s/  David P. Meyer
                                        ----------------------------------------
                                     Name:    David P. Meyer
                                          --------------------------------------
                                     Title:   Vice President
                                           -------------------------------------

                                     APEX (TRIMARAN) CDO I, LTD.

                                     By:      Trimaran Advisors, L.L.C.


                                     By:      /s/  David M. Millison
                                        ----------------------------------------
                                     Name:    David M. Millison
                                          --------------------------------------
                                     Title:   Managing Director
                                           -------------------------------------

                                     ARCHIMEDES FUNDING III, LTD.

                                     By:      ING Capital Advisors LLC,
                                              as Collateral Manager


                                     By:      /s/  Michael J. Campbell
                                        ----------------------------------------
                                     Name:    Michael J. Campbell
                                          --------------------------------------
                                     Title:   Managing Director
                                           -------------------------------------

                                     BALLYROCK CLO II LIMITED

                                     By:      BALLYROCK Investment Advisors LLC,
                                              as Collateral Manager


                                     By:      /s/  Lisa Rymut
                                        ----------------------------------------
                                     Name:    Lisa Rymut
                                          --------------------------------------
                                     Title:   Assistant Treasurer
                                           -------------------------------------

                                      BINGHAM CDO L.P.


                                     By:      /s/  Kevin Gundersen
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                         PROPORTIONATE VOTING PROVISION

The undersigned, Canpartners Investments IV, LLC. ("Canyon"), is a Lender to PEGASUS., dated as JANUARY 14, 2000 (the "Credit Agreement".) Canyon's approval of a proposed FOURTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT has been requested pursuant to the terms of the Credit Agreement. The FOURTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT must be approved by the Required Lenders under the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the FOURTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the FOURTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (without counting failure to vote or absentions.)


                              CANPARTNERS INVESTMENTS IV, LLC,
                              a California limited liability company


                              By:      /s/  R. Christian B. Evensen
                                 -----------------------------------------------
                              Name:    Christian B. Evensen
                                   ---------------------------------------------
                              Title:   Authorized Member
                                    --------------------------------------------

                              Date:    10/14/03
                                   ----------------------

                              CASTLE HILL I - INGOTS, LTD.,

                              By:      Sankaty Advisors, LLC as Collateral
                                       Manager


                              By:      /s/  Diane J. Exter
                                 -----------------------------------------------
                              Name:    Diane J. Exter
                                   ---------------------------------------------
                              Title:   Managing Director - Portfolio Manager
                                    --------------------------------------------

                              CASTLE HILL II - INGOTS, LTD.,

                              By:      Sankaty Advisors, LLC as Collateral
                                       Manager


                              By:      /s/  Diane J. Exter
                                 -----------------------------------------------
                              Name:    Diane J. Exter
                                   ---------------------------------------------
                              Title:   Managing Director - Portfolio Manager
                                    --------------------------------------------

                            CENTURION CDO II Ltd.

                            By:      American Express Asset Management
                                     Group, Inc. as Collateral Manager


                            By:      /s/  Leanne Stavrakis
                               ------------------------------------------------
                            Name:    Leanne Stavrakis
                                 ----------------------------------------------
                            Title:   Director - Operations
                                  ---------------------------------------------

                            CENTURION CDO III, Limited

                            By:      American Express Asset Management
                                     Group, Inc. as Collateral Manager


                            By:      /s/  Leanne Stavrakis
                               ------------------------------------------------
                            Name:    Leanne Stavrakis
                                 ----------------------------------------------
                            Title:   Director - Operations
                                  ---------------------------------------------

                            CENTURION CDO VI, Ltd.

                            By:      American Express Asset Management
                                     Group, Inc. as Collateral Manager


                            By:      /s/  Leanne Stavrakis
                               ------------------------------------------------
                            Name:    Leanne Stavrakis
                                 ----------------------------------------------
                            Title:   Director - Operations
                                  ---------------------------------------------

                             CIBC INC.


                             By:      /s/  Richard Hassard
                                -----------------------------------------------
                             Name:    Richard Hassard
                                  ---------------------------------------------
                             Title:   Managing Director
                                   --------------------------------------------

                             CITIZENS BANK OF MASSACHUSETTS


                             By:      /s/  James M. Ray
                                -----------------------------------------------
                             Name:    James M. Ray
                                  ---------------------------------------------
                             Title:   Vice President
                                   --------------------------------------------

                             EMERALD ORCHARD LIMITED


                             By:      /s/  Gwen Zirkle
                                -----------------------------------------------
                             Name:    Gwen Zirkle
                                  ---------------------------------------------
                             Title:   Attorney in Fact
                                   --------------------------------------------

                             ENDURANCE CLO I, LTD.

                             c/o:     ING Capital Advisors LLC,
                                      as Collateral Manager


                             By:      /s/  Michael J. Campbell
                                ------------------------------------------------
                             Name:    Michael J. Campbell
                                  ----------------------------------------------
                             Title:   Managing Director
                                   ---------------------------------------------

                             FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR
                             FLOATING RATE  HIGH INCOME FUND


                             By:      /s/  John H. Costello
                                ------------------------------------------------
                             Name:    John H. Costello
                                  ----------------------------------------------
                             Title:   Assistant Treasurer
                                   ---------------------------------------------

                             FLEET NATIONAL BANK,
                             individually as a Lender and as Documentation Agent


                             By:      /s/  Brian P. Valenti
                                ------------------------------------------------
                             Name:    Brian P. Valenti
                                  ----------------------------------------------
                             Title:   Authorized Officer
                                   ---------------------------------------------

                                    FRANKLIN CLO II


                                    By:      /s/  Richard D'Addario
                                       -----------------------------------------
                                    Name:    Richard D'Addario
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    FRANKLIN FLOATING RATE TRUST


                                    By:      /s/  Richard D'Addario
                                       -----------------------------------------
                                    Name:    Richard D'Addario
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    GLENEAGLES TRADING LLC


                                    By:      /s/  Diana M. Himes
                                       -----------------------------------------
                                    Name:    Diana M. Himes
                                         ---------------------------------------
                                    Title:   Assistant Vice President
                                          --------------------------------------

                               GREAT POINT CLO 1999-1 LTD.,


                               By:      Sankaty Advisors, LLC, as
                                        Collateral Manager'


                               By:      /s/  Diane J. Exter
                                  ----------------------------------------------
                               Name:    Diane J. Exter
                                    --------------------------------------------
                               Title:   Managing Director - Portfolio Manager
                                     -------------------------------------------

                               1888 FUND, LTD.


                               By:      /s/  Kevin Gundersen
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM

                               By:      Highland Capital Management, L.P.

                               As Authorized Representatives of the Board


                               By:      /s/  Mark Okada
                                  ----------------------------------------------
                               Name:    Mark Okada
                                    --------------------------------------------
                               Title:   Chief Investment Officer
                                     -------------------------------------------

                                 RESTORATION FUNDING CLO, LTD.

                                 By:      Highland Capital Management, L.P.

                                 As Collateral Manager


                                 By:      /s/  Mark Okada
                                    -------------------------------------------
                                 Name:    Mark Okada
                                      -----------------------------------------
                                 Title:   Chief Investment Officer
                                       ----------------------------------------

                                 HIGHLAND LEGACY LIMITED

                                 By:      Highland Capital Management, L.P.

                                 As Collateral Manager


                                 By:      /s/  Mark Okada
                                    -------------------------------------------
                                 Name:    Mark Okada
                                      -----------------------------------------
                                 Title:   Chief Investment Officer
                                       ----------------------------------------

                                 HIGHLAND OFFSHORE PARTNERS, L.P.

                                 By:      Highland Capital Management, L.P.

                                 As General Partner


                                 By:      /s/  Mark Okada
                                    -------------------------------------------
                                 Name:    Mark Okada
                                      -----------------------------------------
                                 Title:   Chief Investment Officer
                                       ----------------------------------------

                     INNER HARBOR CBO 2001-1 LTD.

                     By:      T. ROWE PRICE ASSOCIATES, INC., as Collateral
                              Manager


                     By:      /s/  Darrell N. Braman
                        ------------------------------------------------
                     Name:    Darrell N. Braman
                          ----------------------------------------------
                     Title:   Vice President
                           ---------------------------------------------

                                  MAGMA CDO LTD.


                                  By:      /s/  Kevin Gundersen
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  ML CBO IV (CAYMAN), LTD.

                                  By:      Highland Capital Management, L.P.

                                  As Collateral Manager


                                  By:      /s/  Mark Okada
                                     ------------------------------------------
                                  Name:    Mark Okada
                                       ----------------------------------------
                                  Title:   Chief Investment Officer
                                        ---------------------------------------

                                  MORGAN STANLEY SENIOR FUNDING INC.


                                  By:      /s/  James Morgan
                                     ------------------------------------------
                                  Name:    James Morgan
                                       ----------------------------------------
                                  Title:   Vice President
                                        ---------------------------------------

                                    ORIX FINANCE CORP. I


                                    By:      /s/  Christopher L. Smith
                                       -----------------------------------------
                                    Name:    Christopher L. Smith
                                         ---------------------------------------
                                    Title:   Authorized Signatory
                                          --------------------------------------

                                    PAMCO CAYMAN, LTD.

                                    By:      Highland Capital Management, L.P.

                                    As Collateral Manager


                                    By:      /s/  Mark Okada
                                       -----------------------------------------
                                    Name:    Mark Okada
                                         ---------------------------------------
                                    Title:   Chief Investment Officer
                                          --------------------------------------

                                    SAWGRASS TRADING LLC


                                    By:      /s/  Diana M. Himes
                                       -----------------------------------------
                                    Name:    Diana M. Himes
                                         ---------------------------------------
                                    Title:   Assistant Vice President
                                          --------------------------------------

                                  SEQUILS - CENTURION V, LTD.

                                  By:      American Express Asset Management
                                           Group, Inc., as Collateral Manager


                                  By:      /s/  Leanne Stavrakis
                                     -------------------------------------------
                                  Name:    Leanne Stavrakis
                                       -----------------------------------------
                                  Title:   Director - Operations
                                        ----------------------------------------

                                  SEQUILS-ING I (HBDGM), LTD.

                                  By:      ING Capital Advisors LLC,
                                           as Collateral Manager


                                  By:      /s/  Michael J. Campbell
                                     -------------------------------------------
                                  Name:    Michael J. Campbell
                                       -----------------------------------------
                                  Title:   Managing Director
                                        ----------------------------------------

                                  STELLAR FUNDING, LTD.


                                  By:      /s/  Kevin Gundersen
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                             TORONTO DOMINION (NEW YORK), INC.


                             By:      /s/  Gwen Zirkle
                                -----------------------------------------------
                             Name:    Gwen Zirkle
                                  ---------------------------------------------
                             Title:   Vice President
                                   --------------------------------------------

                             UNION BANK OF CALIFORNIA, N.A.


                             By:      /s/  Joel Steiner
                                -----------------------------------------------
                             Name:    Joel Steiner
                                  ---------------------------------------------
                             Title:   Vice President
                                   --------------------------------------------

                             LONGHORN CDO (CAYMAN) LTD

                             By: Merrill Lynch Investment Managers, L.P., as Investment Advisors


                             By:      /s/  Andrew C. Liggio
                                -----------------------------------------------
                             Name:    Andrew C. Liggio
                                  ---------------------------------------------
                             Title:   Autorized Signatory
                                   --------------------------------------------

                            LONGHORN II CDO (CAYMAN) LTD

                            By: Merrill Lynch Investment Managers, L.P., as Investment Advisors


                            By:      /s/  Andrew C. Liggio
                               -------------------------------------------------
                            Name:    Andrew C. Liggio
                                 -----------------------------------------------
                            Title:   Autorized Signatory
                                  ----------------------------------------------

                            MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                            BANK LOAN INCOME  PORTFOLIO

                            By: Merrill Lynch Investment Managers, L.P., as Investment Advisors


                            By:      /s/  Andrew C. Liggio
                               -------------------------------------------------
                            Name:    Andrew C. Liggio
                                 -----------------------------------------------
                            Title:   Autorized Signatory
                                  ----------------------------------------------

                            DEBT STRATEGIES FUND, INC.

                            By:      /s/  Andrew C. Liggio
                               -------------------------------------------------
                            Name:    Andrew C. Liggio
                                 -----------------------------------------------
                            Title:   Autorized Signatory
                                  ----------------------------------------------

                               MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                               INCOME STRATEGIES  PORTFOLIO

                               By: Merrill Lynch Investment Managers, L.P., as Investment Advisors


                               By:      /s/  Andrew C. Liggio
                                  ----------------------------------------------
                               Name:    Andrew C. Liggio
                                    --------------------------------------------
                               Title:   Autorized Signatory
                                     -------------------------------------------

                               MASTER SENIOR FLOATING RATE TRUST

                               By:      /s/  Andrew C. Liggio
                                  ----------------------------------------------
                               Name:    Andrew C. Liggio
                                    --------------------------------------------
                               Title:   Autorized Signatory
                                     -------------------------------------------

                               MERRILL LYNCH PRIME RATE PORTFOLIO

                               By: Merrill Lynch Investment Managers, L.P., as Investment Advisors


                               By:      /s/  Andrew C. Liggio
                                  ----------------------------------------------
                               Name:    Andrew C. Liggio
                                    --------------------------------------------
                               Title:   Autorized Signatory
                                     -------------------------------------------

                               SENIOR HIGH INCOME PORTFOLIO, INC.

                               By:      /s/  Andrew C. Liggio
                                  ----------------------------------------------
                               Name:    Andrew C. Liggio
                                    --------------------------------------------
                               Title:   Autorized Signatory
                                     -------------------------------------------

                               HIGHLAND LOAN FUNDING V, LTD.

                               By:      Highland Capital Management, L.P.,
                                        as Collateral Manager

                               By:      /s/  Mark Okada
                                  ----------------------------------------------
                               Name:    Mark Okada
                                    --------------------------------------------
                               Title:   Chief Investment Officer
                                     -------------------------------------------

                               STANFIELD CLO LTD.

                               By:      Stanfield Capital Partners LLC,
                                        as its Collateral Manager


                               By:      /s/  Christopher A. Bondy
                                  ----------------------------------------------
                               Name:    Christopher A. Bondy
                                    --------------------------------------------
                               Title:   Partner
                                     -------------------------------------------

                                     STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                     By:      Stanfield Capital Partners LLC,
                                              as its Collateral Manager


                                     By:      /s/  Christopher A. Bondy
                                        ----------------------------------------
                                     Name:    Christopher A. Bondy
                                          --------------------------------------
                                     Title:   Partner
                                           -------------------------------------

                                     WINDSOR LOAN FUNDING, LIMITED

                                     By:      Stanfield Capital Partners LLC,
                                              as its Collateral Manager


                                     By:      /s/  Christopher A. Bondy
                                        ----------------------------------------
                                     Name:    Christopher A. Bondy
                                          --------------------------------------
                                     Title:   Partner
                                           -------------------------------------

                                     STANFIELD ARBITRAGE CDO, LTD.

                                     By:      Stanfield Capital Partners LLC,
                                              as its Collateral Manager


                                     By:      /s/  Christopher A. Bondy
                                        ----------------------------------------
                                     Name:    Christopher A. Bondy
                                          --------------------------------------
                                     Title:   Partner
                                           -------------------------------------

                                    STANFIELD QUATTRO CLO, LTD.

                                    By:      Stanfield Capital Partners LLC,
                                             as its Collateral Manager


                                    By:      /s/  Christopher A. Bondy
                                       -----------------------------------------
                                    Name:    Christopher A. Bondy
                                         ---------------------------------------
                                    Title:   Partner
                                          --------------------------------------

                                    SUNAMERICA SENIOR FLOATING RATE FUND INC.

                                    By:      Stanfield Capital Partners LLC,
                                             as Subadvisor


                                    By:      /s/  Christopher A. Bondy
                                       -----------------------------------------
                                    Name:    Christopher A. Bondy
                                         ---------------------------------------
                                    Title:   Partner
                                          --------------------------------------

                                    TRS CALLISTO LLC


                                    By:      /s/  Alice L. Wagner
                                       -----------------------------------------
                                    Name:    Alice L. Wagner
                                         ---------------------------------------
                                    Title:   Vice President
                                          --------------------------------------

                                    PILGRIM CLO 1999 - I LTD.

                                    By:      ING Investments, LLC,
                                             as its Investment Manager


                                    By:      /s/  Jeffrey A. Bakalar
                                       -----------------------------------------
                                    Name:    Jeffrey A. Bakalar
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.

                                    By:      ING Investments, LLC,
                                             as its Investment Manager


                                    By:      /s/  Jeffrey A. Bakalar
                                       -----------------------------------------
                                    Name:    Jeffrey A. Bakalar
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                 ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                                 By:      ING Investments, LLC,
                                          as its Investment Manager


                                 By:      /s/  Jeffrey A. Bakalar
                                    -------------------------------------------
                                 Name:    Jeffrey A. Bakalar
                                      -----------------------------------------
                                 Title:   Senior Vice President
                                       ----------------------------------------

                                 ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                 By:      ING Investments, LLC,
                                          as its Investment Manager


                                 By:      /s/  Jeffrey A. Bakalar
                                    -------------------------------------------
                                 Name:    Jeffrey A. Bakalar
                                      -----------------------------------------
                                 Title:   Senior Vice President
                                       ----------------------------------------

                                SEQUILS -  PILGRIM I, LTD.

                                By:      ING Investments, LLC,
                                         as its Investment Manager


                                By:      /s/  Jeffrey A. Bakalar
                                   --------------------------------------------
                                Name:    Jeffrey A. Bakalar
                                     ------------------------------------------
                                Title:   Senior Vice President
                                      -----------------------------------------

                                ING PRIME RATE TRUST

                                By:      Aeltus Investment Management, Inc.,
                                         as its Investment Manager


                                By:      /s/  Jeffrey A. Bakalar
                                   --------------------------------------------
                                Name:    Jeffrey A. Bakalar
                                     ------------------------------------------
                                Title:   Senior Vice President
                                      -----------------------------------------

                                  ING SENIOR INCOME FUND

                                  By:      Aeltus Investment Management, Inc.,
                                           as its Investment Manager


                                  By:      /s/  Jeffrey A. Bakalar
                                     -------------------------------------------
                                  Name:    Jeffrey A. Bakalar
                                       -----------------------------------------
                                  Title:   Senior Vice President
                                        ----------------------------------------

                                  SUNAMERICA LIFE INSURANCE COMPANY

                                  By:      AIG Global Investment Corp.,
                                           Its Investment Adviser


                                  By:      /s/  Julie Bothamley
                                     -------------------------------------------
                                  Name:    Julie Bothamley
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------